Exhibit A-3

                                 STATE OF MAINE

                               CHANGE OF CLERK or
                            REGISTERED OFFICE or BOTH



                  Pursuant to 13-A MRSA ss.304 the undersigned
               corporation advises you of the following change(s):


FIRST: The name and registered office of the clerk appearing on the record in Secretary of State's office

                                FREDERICK S. SAMP

                        33 STATE STREET, BANGOR ME 04401
                       (street, city, state and zip code)


SECOND: The name and physical location of the registered office of the successor
        (new) clerk, who must be a Maine resident, are:

                                  ANDREW LANDRY
                                     (name)

         33 STATE STREET, BANGOR ME 04401 (street address (not PO Box), city, state and zip code)

                (mailing address if different from above)


THIRD: Upon a change in clerk this must be completed:

                  (X) Such change was authorized by the directors and the power to make such change is not reserved to the shareholders by the articles or the bylaws.

                  ( )      Such change was authorized by the shareholders.
                          (Complete the following)

                    I certify that I have custody of the minutes showing the above action by the shareholders.

                                      (signature of new clerk, secretary or
                                       assistant secretary)


Dated:  OCTOBER 13, 1995               BANGOR HYDRO-ELECTRIC COMPANY
                                           (Name of Corporation)

                                       By
                                                (signature)



                                          ANDREW LANDRY, CLERK
                                   (type or print name and capacity)



                                       By
                                                (signature)
                                   (type or print name and capacity)




This document MUST be signed by (1) the Clerk or (2) the President or a vice-president AND the Secretary, an assistant secretary or other officer the bylaws designate as second certifying officer OR (3) if no such officers, a majority of the directors or such directors designated by a majority of directors then in office OR (4) if no directors, the holders, or such of them designated by the holders, of record of a majority of all outstanding shares entitled to vote thereon OR (5) the holders of all outstanding shares.

FORM NO. MBCA-3 Rev. 90
SUBMIT COMPLETED FORMS TO:  Secretary of State, Station 101,
                            Augusta, Maine  04333

                                 STATE OF MAINE

                  CERTIFICATE OF ORGANIZATION OF A CORPORATION

                              UNDER THE GENERAL LAW

     The undersigned, officers of a corporation organized at Bangor, Maine at a meeting of the signers of the articles of agreement therefor, duly called and held at the office of the Bangor Railway and Electric Company, Bangor, Maine on Monday the ninth day of June A.D. 1924 hereby certify as follows:

The name of said corporation is BANGOR HYDRO-ELECTRIC COMPANY.

The purposes of said corporation are:

     (a) The acquisition with the consent of the Public Utilities Commission of the State of Maine and the operation of the properties, rights, privileges and franchises now or heretofore owned and operated by the Bangor Railway and Electric Company, Bar Harbor and Union River Power Company, Bangor Power Company and Lincoln Light and Power Company, including the distribution systems and other properties acquired or about to be acquired by the Lincoln Light and Power Company from Montague-Howland Electric Company, Penobscot Light and Power Company, Edward M. Graham, doing business as the Eastern Development Company and Edward M. Graham, and extensions, enlargements and additions to said properties, rights, privileges and franchises to be hereafter purchased or acquired.

     (b) The construction, purchase acquisition, ownership, improvement, maintenance, use or operation of plants and properties for the making, generating, selling, distribution or supplying gas or electricity or both, for lighting, heating, manufacturing or mechanical purposes in the Cities of Bangor, Brewer, and Old Town and the Towns of Milford, Charleston, Corinth, Orono, Bradley, Eddington, Veazie, Lincoln, Winn, Mattawamkeag, Glenburn, Enfield, Howland, Passadumkeag, Orrington, Hermon and Hampden in the County of Penobscot, the City of Ellsworth and the Towns of Bar Harbor, Blue Hill, Brookline, Bucksport, Dedham, Mount Desert, Segdwick, Southwest Harbor, Surry and Trenton in the County of Hancock, and the Towns of Machias, East Machias and Machiasport in the County of Washington and any other Cities or Towns of said Counties of Penobscot, Hancock and Washington, in the State of Maine.

     (c) In connection with the foregoing the company shall have and exercise all of the rights, privileges and franchises of the corporation whose rights, privileges and franchises it acquires and all powers conferred by the Laws of the State of Maine on public utility corporations of the character of the corporations whose properties are acquired.

     (d) The buying or otherwise obtaining and selling or leasing real estate and the manufacturing, buying or otherwise obtaining and selling or leasing personal property necessary or convenient in the prosecution of the foregoing purposes and generally the doing of all things necessary or convenient for or incident to said purposes, including the carrying on of any Mercantile Business in connection with any of said purposes and the taking, holding and owning by purchase, contract or otherwise of stocks, bonds, script or other corporations of other corporations and disposing of the same in any manner, such taking, holding, owning and disposing to be with all the incidents of ownership.

The amount of capital stock is ten million dollars ($10,000,000).

The amount of common stock is five million dollars ($5,000,000).

The amount of preferred stock is five million dollars ($5,000,000).

The amount of capital stock already paid in is Nothing.

The par value of the shares is one hundred dollars ($100).

The names and residences of the owners of said shares are as follows:

--------------------------------------------------------------
                                                 NO. OF SHARES
NAMES                       REFERENCES       COMMON       PREFERRED
--------------------------------------------------------------
Edward M. Graham           Bangor, Maine     1 share

Albert E. Bass                  "            1 "

Charles D. Stanford             "            1 "

J. Norman Towle                 "            1 "

A. Langdon Freese               "            1 "

Howard Corning                  "            1 "

Frank Silliman, 3rd             "            1 "
                                      --------------
                                             7 shares

Total number of shares remaining
           in Treasury                  99,993
                                      ---------------

         Total number of shares        100,000 shares
                                      ===============

Said corporation is located at Bangor, in the County of Penobscot.

The number of Directors is seven and their names are:

Edward M. Graham, Albert E. Bass, Charles D. Stanford, J. Norman Towle, A. Langdon Freese, Howard Corning and Frank Silliman, 3rd.

The name of the Clerk is Howard Corning and his residence is Bangor.

The undersigned, Edward M. Graham is President; the undersigned Howard Corning is Treasurer; and the undersigned Edward M. Graham, Albert E. Bass, Charles D. Stanford, J. Norman Towle, A. Langdon Freese, Howard Corning and Frank Silliman, 3rd are a majority of the Directors of said corporation.

         Witness our hands this ninth day of June A.D. 1924.

                           Edward M. Graham,     President

                           Howard Corning,       Treasurer

                           Edward M. Graham,     Director
                           J. Norman Towle,      Director
                           Howard Corning,       Director
                           Albert E. Bass,       Director
                           Charles D. Stanford,  Director
                           A. Langdon Freese,    Director
                           Frank Silliman 3rd,   Director

PENOBSCOT          ss.          June 9, A.D. 1924

Then personally appeared Edward M. Graham,  Albert E. Bass, Charles D. Stanford,
J. Norman Towle, A. Langdon Freese, Howard Corning and Frank Silliman, 3rd and severally made oath to the foregoing certificate, that the same is true.

                  Before me,
                                      E.C. Ryder        Justice of the Peace
                                 --------------------

                                 STATE OF MAINE

     I hereby certify that I have examined the foregoing certificate and the same is property drawn and signed, and is conformable to the constitution and laws of the State.

                                    Clement F. Robinson, Deputy Attorney General

                                      COPY

(Name of Corporation.)

                          BANGOR HYDRO-ELECTRIC COMPANY

                                  Penobscot ss.

                                                              Registry of Deeds.

                       Received June 11, 1924 at 9:15 a.m.
                           Recorded in Vol: 4 Page 424

         ATTEST:  \ss\ Warren E. Craig, Registrar.

A true copy of record.

         ATTEST:  \ss\ Warren E. Craig, Registrar.

                                 STATE OF MAINE

                        Office of the Secretary of State

                             Augusta, August 1, 1924

Received and filed this day.

         ATTEST:  \ss\ DEPUTY, Secretary of State

Recorded in Vol. 103  Page 240.

TO FRANK W. BALL, SECRETARY OF THE STATE OF MAINE:

         I hereby certify that at a special meeting of the stockholders of the Bangor Hydro-Electric Company, a corporation organized and existing under the laws of the State of Maine, held at the offices of said Company, in Bangor, in the County of Penobscot and State of Maine, on the fifteenth day of June, A.D. 1926, pursuant to a notice duly given, it was voted, unanimously, by a majority of the entire stock of said Company to increase the capital stock of said Company from ten million (10,000,000) dollars to eleven million (11,000,000) dollars by the issuance of ten thousand (10,000) shares of six (6) per cent cumulative preferred stock, so that the capital stock of said Company at the present time consists of fifty thousand (50,0000) shares of seven (7) per cent preferred stock, ten thousand (10,000) shares of six (6) percent preferred stock, and fifty thousand (50,000) shares of common stock, all of the par value of one hundred (100) dollars each and the aggregate value of eleven million (11,000,000) dollars.

     Witness my hand and the seal of said Company this fifteenth day of June, A.D. 1926.


                                                 \ss\ Eugene M. Dole

                                                 Clerk of Bangor Hydro-
                                                 Electric Company

                          Bangor Hydro-Electric Company

                               Increase of Capital

                                     103-240

                                 STATE OF MAINE

                          Office of Secretary of State

                         Augusta, June 14, 1926 Received
                           and filed this day.

                           ATTEST:

                                       \ss\ DEPUTY, Secretary of State

                          Recorded in Vol. 17 Page 320.

                                 STATE OF MAINE
                           PUBLIC UTILITIES COMMISSION
                    Certificate of increase of capital stock
                        of Bangor Hydro-Electric Company.
                                   -----------

     For reasons set forth in our decree of July 14, 1926, entitled Bangor Hydro-Electric Company: Re application for approval of issue of securities, U. 865, it is

     CERTIFIED that the Bangor Hydro-Electric  Company has been authorized under
Section 39 of Chapter 55 of the Revised Statutes, as amended, to increase its capital stock by the amount of one million dollars ($1,000,0000) of 6% preferred capital stock, so that the capitalization of said company is -

                              No.                           Aggregate
Kind of Stock              of shares      Par value          Amount
---------------------------------------------------------------------
Common stock                50,000          $100             $5,000,000
Preferred stock 7%          50,000          $100             $5,000,000
Preferred stock 6%          10,000          $100             $1,000,000
                                                             -----------
                                               Total        $11,000,000
                                                             ===========
It is further

     CERTIFIED that the Bangor Hydro-Electric Company has complied with the requirements of Section 42 of Chapter 51 of the Revised Statutes, as amended by Chapter 196 of the Public Laws of 1925, by payment of the prescribed fees to the State of Maine, and it is further

     CERTIFIED that said increase of stock was duly authorized by vote of the stockholders at a meeting properly called and held for said purpose, and it is further

     CERTIFIED   that  within   fifteen  (15)  days  after  said  vote  of  said
stockholders, notice of the proposed increase was filed with this Commission.

     Given the hand and seal of the Public Utilities Commission at Augusta, this 14th day of July, A.D. 1926.

                  Charles E. Gurney         PUBLIC UTILITIES
                  Herbert W. Trafton        COMMISSION
                  Albert Greenlaw           OF MAINE

                  A true copy.

                  ATTEST:  \ss\

                          Bangor Hydro-Electric Company

                               Increase of Capital

                                 STATE OF MAINE

                          Office of Secretary of State

                         Augusta, July 17, 1926 Received
                           and filed this day.

                           ATTEST:

                                       \ss\ DEPUTY, Secretary of State

                           Recorded in Vol. 6  Page 266.

                                 STATE OF MAINE
                           PUBLIC UTILITIES COMMISSION
                    Certificate of increase of capital stock
                      of the Bangor Hydro-Electric Company.
                                   ----------

     For reasons set forth in our decree of even date, entitled "Bangor Hydro-Electric Company, re: application for increase of capital stock, U #968" it is

     CERTIFIED that the Bangor Hydro-Electric  Company has been authorized under
Section 39 of Chapter 55 of the Revised Statutes, as amended, to increase its capital stock from Eleven Million Dollars ($11,000,000) to Thirteen Million Dollars ($13,000,000), said increase to consist of twenty thousand (20,000) shares of Six Per Cent Cumulative Preferred Stock of the par value of One Hundred Dollars ($100) each. It is further

     CERTIFIED that the Bangor Hydro-Electric Company has complied with the requirements of Section 42 of Chapter 51 of the Revised Statutes, as amended, by payment of the prescribed fees to the State of Maine; and it is further

     CERTIFIED that the said increase of stock was duly authorized by vote of the stockholders at a meeting properly called and held for said purposes; and it is further

     CERTIFIED that within fifteen days after said vote of said stockholders, notice of the proposed increase was filed with this Commission.

     Given under the hand and seal of the Public Utilities Commission at Augusta, this 19th day of November, A.D. 1927.


                                    Charles E. Gurney         PUBLIC UTILITIES
                                    Herbert W. Trafton        COMMISSION
                                    Albert Greenlaw           OF MAINE
                                    A true copy,
                                            ATTEST:  \ss\ Clerk

                          Bangor Hydro-Electric Company

                                     103-240

                                 STATE OF MAINE

                          Office of Secretary of State

                       Augusta, December 3, 1927 Received
                           and filed this day.

                           ATTEST:

                                     \ss\ Secretary of State

                           Recorded in Vol. 6  Page 321.

TO THE STOCKHOLDERS OF THE BANGOR HYDRO-ELECTRIC COMPANY

     Notice is hereby given that a Special Meeting of the Stockholders of the Bangor Hydro-Electric Company will be held at the principal office of the Company, No. 84 Harlow Street, in the City of Bangor, Maine on Tuesday, the eighth day of November, A.D. 1927, at ten o'clock A.M., for the purpose of considering and voting on the following matters:

          1. The increase of the capital stock of the Company from $11,000,000 to $13,000,000, by the issuance of 20,000 shares of 6% cumulative preferred stock.

          2. The approval and ratification of the votes of the Board of Directors authorizing such issue.

          3. The transaction of such other business as may be presented to the meeting.

     If you cannot attend the meeting, please sign the enclosed proxy, have your signature witnessed and return the same in the enclosed stamped envelope.

         By order of the Board of Directors.

                              Eugene M. Dole, Clerk

October 21st, 1927.

                                 State of Maine

County of Penobscot, s.s.                   October 21st, 1927.

     I have this day deposited notices whereof the above is a true copy, signed by me as Clerk of the Bangor Hydro-Electric Company, and addressed, postage paid, to the several stockholders at their respective last known addresses, as the same appear on the stock books of the Company, in the Post Office at Bangor, said County and State.

                              Eugene M. Dole, Clerk

     A true copy of the original notice and of the certificate of return of service thereof.

                              Eugene M. Dole, Clerk

     In accordance with the By-Laws of the Bangor Hydro-Electric Company and with notice duly issued as above recorded, the stockholders of said Bangor Hydro-Electric Company met in special meeting at the principal office of said Company, No. 84 Harlow Street, Bangor, Maine, on Tuesday, the eighth day of November, 1927, at ten o'clock in the forenoon.

     The President called the meeting to order and presided throughout.

     The notice of the meeting and the certificate of return of service thereof were read by Eugene M. Dole, Clerk of this Company.

     On motion duly made and seconded, it was

     VOTED, unanimously, that the capital stock of the Bangor Hydro-Electric Company be increased from $11,000,000 to $13,000,000, by the issuance of 20,000 shares of 6% cumulative preferred stock to be sold from time to time to pay for extensions and improvements of the property of the Company and for other corporate purposes which may arise from time to time, as the necessities of the Company and the increase of business require, at a price not less than the price fixed by the Public Utilities Commission.

     VOTED FURTHER, that the vote of the Board of Directors of the Company passed at a meeting of the Board held on the 13th day of October, 1927, authorizing such issue be and it is hereby approved, ratified and confirmed.

     VOTED FURTHER, that the Clerk of the Company be and he is hereby directed to file with the Public Utilities Commission of the State of Maine, as provided by law within fifteen days from the date of this meeting, a certificate verified by his affidavit that a vote increasing the capital stock of the Bangor Hydro-Electric Company from $11,000,000 to $13,000,000 was on the 8th day of November, 1927, duly passed by the Stockholders of that Company representing a majority of the stock issued, voting at a meeting duly called and held for the purpose of such increase,---

     I, Eugene M. Dole, Clerk of the Bangor Hydro-Electric Company, hereby certify that the foregoing is a true copy of a portion of the minutes of a special meting of the stockholders, held at the principal office of the Company, No. 84 Harlow Street, Bangor, Maine, on Tuesday, November 1927, at ten o'clock in the forenoon.

                           \ss\ Eugene M. Dole, Clerk

                          Bangor Hydro-Electric Company

                                     103-240

                                 STATE OF MAINE

                          Office of Secretary of State

                       Augusta, December 3, 1927 Received
                           and filed this day.

                           ATTEST:

                             \ss\ Secretary of State

                       Recorded in Vol. 18 Pages 188 &189.

                          BANGOR HYDRO-ELECTRIC COMPANY

                    AMENDMENT TO CERTIFICATE OF ORGANIZATION

     I, EUGENE M. DOLE, Clerk of Bangor Hydro-Electric Company, hereby certify that at a meeting of the stockholders of said Company duly and regularly convened and held according to the By-Laws of the Company and according to law, at the principal office of the Company, No. 33 State Street, Bangor, Maine, on the twelfth day of February, 1929, at 10 o'clock A.m., the following Resolutions were duly adopted by the affirmative vote of the holders of a majority of the Capital Stock issued and outstanding of the Company:

               On motion, duly made and seconded, the following resolutions were adopted by the unanimous vote of all of the stockholders present, constituting more than a majority of all of the stock issued:

               "VOTED, that the par value of the shares of the Common Stock of this Company be and the same hereby is changed from $100. per share to $25. per share, and that the number of shares to be issued to be correspondingly increased from 50,000 to 200,000 shares; and

               VOTED FURTHER, that four shares of the Common Stock of this Company of the par value of $25. each shall be issued in exchange for each outstanding share of Common Stock of the par value of $100.

               VOTED, that the capital stock of the Company be increased from $13,000,000 to $15,500,000 by the authorization of 100,000 shares of its Common Capital Stock of the par value of $25. each, the said stock to be used for the corporate purposes of the Company which may arise from time to time, the stock to be issued at a price not less than the price fixed by the Public Utilities Commission; so that after the increase the authorized Capital Stock of this Company shall be as follows:

                  7% Preferred Stock, par value
                       $100. per share                     $5,000,000.
                  6% Preferred Stock, par value
                       $100. per share                      3,000,000.
                  Common Stock, par value
                       $25. per share                       7,500,000.
                                                          ------------
                  Total Authorized Capital                $15,500,000.
                                                          ============

     VOTED, that the President or Clerk of this Company, either of whom may act, be and they hereby are requested and directed to file in the office of the Secretary of State a certificate setting forth the changes in the Charter or Certificate of Organization of this Company provided for by the foregoing resolutions."

         WITNESS my hand and seal the 12th day of February, one thousand none hundred and twenty-nine.

                                                   \ss\ Eugene M. Dole
{SEAL}
                                                   Clerk of Bangor Hydro-
                                                   Electric Company


                                 STATE OF MAINE

Penobscot, ss.                                              February 12th, 1929.

         Then personally appeared the above named EUGENE M. DOLE and made oath that the above statement by him subscribed is true.

                                        \ss\ Sherman N. Shumway
                                                 Notary Public    {SEAL}

                          Bangor Hydro-Electric Company

                              Decrease in Par Value

                                     103-240








                                 STATE OF MAINE

                          Office of Secretary of State

                       Augusta, February 11, 1929 Received
                               and filed this day.

                           ATTEST:

                                      \ss\ Secretary of State

                           Recorded in Vol. 18  Page 522.

                                 STATE OF MAINE

                           PUBLIC UTILITIES COMMISSION

Bangor Hydro-Electric Company, Re: Application for approval of increase of capital stock.
                                     U.#1071

STEARNS, Chairman; TRAFTON and GREENLAW, Commissioners;

APPEARANCES:  Sherman N. Shumway, Esq., for Petitioner.

     The Bangor Hydro-Electric Company, a public utility, filed with the Commission an application seeking authority to increase its capital stock from Thirteen Million Dollars ($13,000,000) to Fifteen Million, Five Hundred Thousand Dollars ($15,500,000).

     The petitioner at a meeting of its stockholders held February 12, 1929, attended by a quorum of the capital stock issued and outstanding, voted to increase its capital stock from Thirteen Million Dollars ($13,000,000) to Fifteen Million, Five Hundred Thousand Dollars ($15,500,000) by the authorization of one hundred thousand (100,000) shares of common capital stock of the par value of Twenty-five Dollars ($25) each.

     Within fifteen days after the vote of its stockholders aftersaid the petitioner filed notice of said increase of its capital stock with the Commission.

     The fees prescribed by statute having been paid a certificate will be issued certifying our approval of the increase. The Clerk of this Commission is

                                    DIRECTED

to cause to be filed a certificate in the office of the Secretary of State certifying to such increase. It is accordingly

                          ORDERED, ADJUDGED AND DECREED

     1. That the Commission approve the increase of capital stock of the Bangor Hydro-Electric Company from Thirteen Million Dollars ($13,000,000) to Fifteen Million, Five Hundred Thousand Dollars ($15,500,000) said increase to consist of one hundred thousand (100,000) shares of common capital stock of the par value of Twenty-five Dollars ($25) each, aggregating Two Million, Two Hundred Fifty Thousand Dollars ($2,250,000) and the fees prescribed by statute having been paid, certificate of this Commission will be issued approving said increase.

     The Clerk of this Commission is hereby

                                    DIRECTED
to cause to be filed in the office of the Secretary of State a certificate attested by him, certifying to such increase. The Clerk will also make his return, evidencing his compliance with this order.

     Given under the hand and seal of the Public Utilities Commission, at Augusta, this nineteenth day of February, A.D., 1929.


                                    Albert J. Stearns         PUBLIC UTILITIES
                                    Herbert W. Trafton        COMMISSION
                                    Albert Greenlaw           OF MAINE

                                    A true copy,

                                            ATTEST:
                                                     \ss\ Clerk

                                 STATE OF MAINE

                           PUBLIC UTILITIES COMMISSION

                       Certificate of increase of capital
                   stock of the Bangor Hydro-Electric Company

     For reasons set forth in our decree of even date, entitled "Bangor Hydro-Electric Company, Re: Application for increase of capital stock, U. #1071", it is

     CERTIFIED that the Bangor Hydro-Electric  Company has been authorized under
Section 39 of Chapter 55 of the Revised Statutes, as amended, to increase its capital stock from Thirteen Million Dollars ($13,000,000) to Fifteen Million, Five Hundred Thousand Dollars ($15,500,000) said increase to consist of one hundred thousand (100,000) shares of common capital stock of the par value of Twenty-five Dollars ($25) each. It is further

     CERTIFIED that the Bangor Hydro-Electric Company has complied with the requirements of Section 42 of Chapter 51 of the Revised Statutes, as amended, by payment of the prescribed fees to the State of Maine; and it is further

     CERTIFIED that said increase of stock was duly authorized by vote of the stockholders at a meeting properly called and held for said purposes; and it is further

     CERTIFIED that within fifteen days after said vote of said stockholders, notice of the proposed increase was filed with this Commission.

     Given under the hand and seal of the Public Utilities Commission, at Augusta, this 19th day of February, A.D., 1929.


                                    ALBERT J. STEARNS         PUBLIC UTILITIES
                                    HERBERT W. TRAFTON        COMMISSION
                                    ALBERT GREENLAW           OF MAINE

                                    ATTEST:

                                            A true copy,
                                                      \ss\ Clerk

                          Bangor Hydro-Electric Company

                               Increase of Capital

                                     103-240






                                 STATE OF MAINE

                          Office of Secretary of State

                       Augusta, February 22, 1929 Received
                               and filed this day.

                           ATTEST:

                                            \ss\ DEPUTY, Secretary of State

                           Recorded in Vol. 6  Pages 361 & 362.

                          BANGOR HYDRO-ELECTRIC COMPANY

                    CERTIFICATE OF INCREASE OF CAPITAL STOCK

     I, EUGENE M. DOLE, Clerk of Bangor Hydro-Electric Company, hereby certify that at a meeting of the stockholders of said Company duly and regularly convened and held according to the By-Laws of the Company and according to law, at the principal office of the Company, No. 33 State Street, Bangor, Maine of the twelfth day of February, 1929, at ten o'clock A.M., the following Resolutions, among others, were duly adopted by the affirmative vote of the holders of a majority of the Capital Stock issued and outstanding of the
Company:

               VOTED, that the capital stock of the Company be increased from $13,000,000 to $15,500,000 by the authorization of 100,000 shares of its Common Capital Stock of the par value of $25. each, the said stock to be used for the corporate purposes of the Company which may arise from time to time, the stock to be issued at a price not less than the price fixed by the Public Utilities Commission; so that after the increase the authorized Capital Stock of this Company shall be as follows:

                  7% Preferred Stock, par value
                        $100. per share                     $5,000,000.
                  6% Preferred Stock, par value
                        $100 per share                       3,000,000.
                  Common Stock, par value
                        $25. per share                       7,500,000.
                                                           -----------
                  Total Authorized Capital                 $15,500,000.
                                                           ===========
                               *******************

     VOTED FURTHER, that the officers and Directors of this Company be and they hereby are authorized, empowered and directed to take such steps as may be necessary and proper to secure the consent of the Public Utilities Commission to the increase of the Common Capital Stock, ******** and they are further authorized to do all such other acts, matters and things as may be necessary and proper to carry the foregoing resolutions into effect.

     WITNESS my hand and seal this eighteenth day of February, one thousand nine hundred and twenty-nine.

                                                      \ss\ Eugene M. Dole

                                                      Clerk of Bangor Hydro-
                                                      Electric Company

                                 STATE OF MAINE

Penobscot, ss.                                              February 18th, 1929.

     Then personally appeared the above named EUGENE M. DOLE and made oath that the above statement by him subscribed is true.

                                          \ss\ Sherman N. Shumway
                                                   Notary Public    {SEAL}

                          Bangor Hydro-Electric Company

                               Increase in Capital

                                     103-240






                                 STATE OF MAINE

                          Office of Secretary of State

                           Augusta, February 22, 1929
                          Received and filed this day.

                           ATTEST:

                                  \ss\ DEPUTY, Secretary of State

                          Recorded in Vol. 18 Page 532.

     I, Eugene M. Dole, Clerk of Bangor Hydro-Electric Company, hereby certify that each of the following resolutions were adopted by stockholders of record representing a majority of the voting power (including a majority of the voting power of the Common Stock) of the Company's authorized and issued capital stock on each of said resolutions at the Annual Meeting of the stockholders of said Company which was duly and regularly convened and held in accordance with the By-Laws of the Company and according to the law at the principal office of the Company at No. 33 State Street, Bangor, Maine on February 8, 1944 at ten o'clock in the forenoon.

     I further certify that notice of the proposed reduction of the Company's capital stock was given in the call for said meeting.

               RESOLVED, that the authorized capital stock of this Company be changed from $15,500,000 now consisting of $5,000,000 in 7% Preferred Stock divided into 50,000 shares of the par value of $100 each, $3,000,000 in 6% Preferred Stock divided into 30,000 shares of the par value of $100 each, and $7,500,000 in Common Stock divided into 300,000 shares of the par value of $25.00 each, to $12,500,000 consisting of $8,000,000 in Preferred Stock represented by the shares now authorized and $4,500,000 represented by 300,000 shares of Common Stock of the par value of $15.00 each, without change, however, in the existing preferences, priories and voting rights of the respective classes of stock.

               FURTHER RESOLVED, that the Clerk file a certificate of the action of this meeting with the Secretary of State upon receipt of a decree from the Public Utilities Commission granting consent to the changes aforesaid and obtain a certificate from such Secretary of State showing said changes.

     IN WITNESS WHEREOF, I have hereunto set my hand as Clerk of Bangor Hydro-Electric Company this 8th day of February, 1944.

                                          \ss\  Eugene M. Dole
                                 Clerk of Bangor Hydro-Electric Company
                                    ---------

                                 STATE OF MAINE

Penobscot, ss:                                                  February 8, 1944

     Personally appeared the above-named Eugene M. Dole and made oath that the statement by him subscribed is true. Before me,

                                                     \ss\  Albert C. Blanchard
                                                              Notary Public

                            CERTIFICATE OF REDUCTION

                                OF CAPITAL STOCK

                          BANGOR HYDRO-ELECTRIC COMPANY



                                February 8, 1944



                               FROM THE OFFICE OF

                               ALBERT C. BLANCHARD

                                 45 STATE STREET

                                  BANGOR, MAINE

                          BANGOR HYDRO-ELECTRIC COMPANY

                            Decrease in Capital Stock

                                     103-240






                                 STATE OF MAINE

                          Office of Secretary of State

                            Augusta, February 8, 1944

                           Received and Filed this day.

                             \ss\ SECRETARY OF STATE

                           Recorded: Vol. 26, Page 2.

            CERTIFICATE RELATING TO RECLASSIFICATION OF CAPITAL STOCK
                        OF BANGOR HYDRO-ELECTRIC COMPANY

     Bangor Hydro-Electric Company, a corporation organized and existing under the laws of the State of Maine, and having its principal place of business at Bangor, County of Penobscot, State of Maine, does hereby certify:

     (1) That a duly called and legally convened meeting of the Company's stockholders was held at the Company's offices at Bangor, Maine, on June 11, 1946, at which meeting the holders of a majority of the Company's capital stock entitled to vote, to-wit, holders of 55,746-1/4 votes, out of a total of 101,103 authorized votes, were present in person or represented by proxy.

     (2) That at said meeting the Company's stockholders, present in person or represented by proxy, unanimously voted as follows:

               "VOTED to reduce the authorized 7% Preferred Stock from 50,000 shares to 25,000 shares and to reduce the authorized 6% Preferred Stock from 30,000 shares to 21,799 shares leaving a balance of 33,201 authorize shares of Preferred Stock unclassified pending action by the stockholders or by the Board of Directors acting under authority conferred by the stockholders.

               "VOTED FURTHER to authorize the issue of not more than 21,799 shares of 4% Preferred Stock, Series A, carrying dividends at the rate of 4% per annum on the par value thereof in exchange for shares of the 6% Preferred Stock, at the option of the holders thereof prior to redemption, on a share for share basis.

               "VOTED FURTHER to authorize the Board of Directors in its discretion to issue and sell shares of 4% Preferred Stock, Series B, not exceeding in number the shares of the 6% Preferred Stock retired by redemption.

               "VOTED FURTHER that the holders of the capital stock of the Company of all classes hereby waive their right to subscribe for any part of not exceeding 21,799 shares of Preferred Stock carrying dividends of not more than $4.00 per share per year, to be issued in exchange for shares of the 6% Preferred Stock at the option of the holders thereof, and to reimburse the treasury of the Company in the discretion of the Board of Directors for all or any part of the funds used for the redemption of the 6% Preferred Stock in an amount not exceeding the par value of the shares retired by redemption.

               "VOTED FURTHER to authorize the Board of Directors in its discretion from time to time to issue shares of Preferred Stock in one or more series with such provisions for dividends and redemption as they may determine, subject to the right of the holders of the capital stock of the Company to subscribe therefor and provided that not more than 80,000 shares of Preferred Stock of all classes and series shall be outstanding at any time."

                   CERTIFICATE RELATING TO RECLASSIFICATION OF
                 CAPITAL STOCK OF BANGOR HYDRO-ELECTRIC COMPANY

     Bangor Hydro-Electric Company, a corporation organized and existing under the laws of the State of Maine, and having its principal place of business at Bangor, County of Penobscot, State of Maine, does hereby certify:

     (1) That a duly called and legally convened meeting of the Company's stockholders was held at the Company's offices at Bangor, Maine on June 11, 1946, at which meeting the holders of a majority of the Company's capital stock entitled to vote, to-wit, holders of 55,746-1/4 votes, out of a total of 101,103 authorized votes, were present in person or represented by proxy.

     (2) That at said meeting the Company's stockholders, present in person or represented by proxy, unanimously voted as follows:

               "VOTED to reduce the authorized 7% Preferred Stock from 50,000 shares to 25,000 shares and to reduce the authorized 6% Preferred Stock from 30,000 shares to 21,799 shares leaving a balance of 33,201 authorized shares of Preferred Stock unclassified pending action by the stockholders or by the Board of Directors acting under authority conferred by the stockholders.

               "VOTED FURTHER to authorize the issue of not more than 21,799 shares of 4% Preferred Stock, Series A, carrying dividends at the rate of 4% per annum on the par value thereof in exchange for shares of the 6% Preferred Stock, at the option of the holders thereof prior to redemption, on a share for share basis.

               "VOTED FURTHER to authorize the Board of Directors in its discretion to issue and sell shares of 4% Preferred Stock, Series B, not exceeding in number the shares of the 6% Preferred Stock retired by redemption.

               "VOTED FURTHER that the holders of the capital stock of the Company of all classes hereby waive their right to subscribe for any part of not exceeding 21,799 shares of Preferred Stock carrying dividends of not more than $4.00 per share per year, to be issued in exchange for shares of the 6% Preferred Stock at the option of the holders thereof, and to reimburse the treasury of the Company in the discretion of the Board of Directors for all or any part of the funds used for the redemption of the 6% Preferred Stock in an amount not exceeding the par value of the shares retired by redemption.

               "VOTED FURTHER to authorize the Board of Directors in its discretion from time to time to issue shares of Preferred Stock in one or more series with such provisions for dividends and redemption as they may determine, subject to the right of the holders of the capital stock of the Company to subscribe therefor and provided that not more than 80,000 shares of Preferred Stock of all classes and series shall be outstanding at any time."

     (3) That the authorized capital stock of said Bangor Hydro-Electric Company is neither increased nor decreased by the aforesaid votes adopted by the Company's stockholders in the manner hereinbefore set forth.

     IN WITNESS WHEREOF said Bangor Hydro-Electric Company has caused its corporate seal to be hereunto affixed and this certificate to be executed by Edward M. Graham, its President, duly authorized hereunto this 17th day of June, 1946.

                                            BANGOR HYDRO-ELECTRIC COMPANY



                                            By \ss\ Edward M. Graham
                                                      President


                                 STATE OF MAINE

Penobscot, ss.                                                     June 17, 1946

     I, Eugene M. Dole, Clerk of Bangor Hydro-Electric Company, hereby certify that the statements contained in the foregoing certificate of said Company executed by Edward M. Graham, its President, are true.

                                              \ss\ Eugene M. Dole, Clerk {SEAL}

                          BANGOR HYDRO-ELECTRIC COMPANY

                        Reclassification of capital stock

                                    103--240






                                 STATE OF MAINE

                          Office of Secretary of State

                             Augusta, June 20, 1946

                          Received and filed this day.

                           ATTEST:

                               SECRETARY OF STATE

                        Recorded Vol. 27, Pages 101 & 102

     I, EUGENE M. DOLE, Clerk of Bangor Hydro-Electric Company, a Maine corporation having its principal place of business at Bangor, Maine, hereby certify that the Annual Meeting of the Stockholders of said Company was duly called, legally convened and held on February 14, 1950 at ten o'clock in the forenoon, at the principal offices of said Company at No. 33 State Street, Bangor, Maine, in accordance with said Company's By-Laws and in accordance with the laws of the State of Maine; that at said meeting, by a vote representing a majority of the voting power of said Company's outstanding capital stock, it was among other matters, voted to increase the authorized capital stock of said Company by $5,000,000, such increase to be represented by 20,000 shares of Preferred Stock of the par value of $100 each, and 200,000 shares of Common Stock of the par value of $15 each, so that the total amount of authorized capital stock of said Company will be $17,500,000, represented by 100,000 shares of Preferred Stock of the par value of $100 each and 500,000 shares of Common Stock of the par value of $15 each; that at said meeting and by a vote representing a majority of the voting power of said Company's outstanding Capital Stock, it was further voted that subject to reclassification hereafter upon retirement by redemption or otherwise, the Company's "4% Preferred Stock, Series A," shall presently consist of 17,500 such shares, being the number thereof now outstanding, and that the "4% Preferred Stock, Series B," be and it is hereby eliminated as a class of authorized but unissued Preferred Stock.

     I further certify that notice of the proposed increase in the Company's authorized capital stock and changes in capital structure was duly given in the call for said meeting; that the text of the resolutions relating to the aforesaid increase and changes in capital structure, affirmatively acted upon and adopted at said meeting by stockholders' on record, representing a majority of the voting power of the Company's outstanding capital stock is as follows:

               RESOLVED, that the Company's authorized capital stock be increased by $5,000,000, such increase to be represented by 20,000 shares of Preferred Stock of the par value of $100 each and 200,000 shares of Common Stock of the par value of $15 each, so that the total amount of authorized capital stock of this Company will be $17,500,000 represented by 100,000 shares of Preferred Stock of the par value of $100 each and 500,000 shares of Common Stock of the par value of $15 each.

               RESOLVED, that subject to reclassification hereafter upon retirement by redemption or otherwise, the Company's 4% Preferred Stock, Series A, shall presently consist of 17,500 such shares, being the number thereof now outstanding, and that the "4% Preferred Stock, Series B," be and it is hereby eliminated as a class of authorized but unissued preferred stock.

               RESOLVED, that the officers of this Company, or any one or more of them, be and they hereby are authorized and directed to make, sign, verify and acknowledge in behalf of this Company, a certificate setting forth the foregoing changes with respect to the increase of the authorized capital stock of this Company and to file such certificate within the time and in the manner required by statute and to do all other acts and things that may be necessary or proper to carry into effect the foregoing resolutions, or any of them, in compliance with the laws of the State of Maine.

     IN WITNESS WHEREOF, I have hereunto executed the foregoing certificate in my capacity as Clerk of Bangor Hydro-Electric Company, this twenty-first day of February, 1950.

                               \ss\ Eugene M. Dole
                               Clerk of Bangor Hydro-Electric Company



                                 STATE OF MAINE

Penobscot, ss.                                                February 21, 1950.

     Personally appeared the above named Eugene M. Dole, and made oath that the statements contained in the above certificate by him subscribed are true.

         Before me,
                                 \ss\ Albert C. Blanchard  {SEAL}
                                                   Notary Public

                          BANGOR HYDRO-ELECTRIC COMPANY

                            Increase in Capital Stock

                                     103-240







                                 STATE OF MAINE

                          Office of Secretary of State

                           Augusta, February 28, 1950

                          Received and Filed this day.

                                      \ss\
                               SECRETARY OF STATE

                       Recorded: Vol. 29, Pages 349 & 350.

                          BANGOR HYDRO-ELECTRIC COMPANY

               Certificate of decrease in par value of authorized Common Stock, increase in authorized number of shares of Common Stock, and By-Law amendments relating thereto and to preemptive rights.

     I, Albert C. Blanchard, Clerk of Bangor Hydro-Electric Company, a Maine corporation duly organized and existing according to law and having its principal place of business at Bangor, County of Penobscot, State of Maine, hereby certify as follows:

     1. That the Annual Meeting of the Stockholders of said Company was duly and regularly convened and held in accordance with the By-Laws of said Company and according to law at the principal office of said Company at 31 Main Street, Bangor, Maine of May 9, 1961 at ten o'clock in the forenoon, Eastern Daylight Time, at which meeting stockholders representing a majority of the voting power of the Company's capital stock entitled to be voted thereat, to wit, holders of 117,462 1/4 votes, out of a total of 139,732 1/2 authorized votes, were present in person or represented by proxy.

     2. That at said meeting 117,391 votes, representing a majority of the voting power of said Company's authorized and issued capital stock, were cast in favor of the adoption of the following resolution by stockholders present in person or represented by proxy, viz:

         RESOLVED:

               (a) That the authorized Common Stock of Bangor Hydro-Electric Company, now consisting of 500,000 shares of the par value of $15.00 each, be increased to 1,500,000 shares of Common Stock of the par value of $5.00 each.

               (b) That the 369,570 shares of the Company's Common Stock of the par value of $15.00 each, presently issued and outstanding, be changed into 1,108,710 shares of Common Stock of the par value of $5.00 each, on the basis of the issuance of two additional shares of Common Stock of the par value of $5.00 each in respect of each of the 369,570 shares of Common Stock presently issued and outstanding.

               (c) That Section 1 of Article XI of the Company's By-Laws, as amended, be and the same is hereby further amended to read as follows:

               Section 1. The authorized capital stock of the Company shall be $17,500,000 represented by 100,000 shares of Preferred Stock of the par value of $100.00 each and 1,500,000 shares of Common Stock of the par value of $5.00 each.

               (d) That Section 5 of Article III of the Company's By-Laws, as amended, be and the same is hereby further amended to read as follows:

               Section 5. Stockholders entitled to vote at any meeting of stockholders may vote either in person or by proxy granted not more than sixty days before the meeting, the date of which shall be named therein, and said proxies shall not be valid after a final adjournment thereof. Stockholders may also be represented by a general power of attorney produced at the meeting and valid until it is revoked. At any meeting of stockholders, each holder of Common Stock entitled to vote thereat shall be entitled to cast one-twelfth of a vote for each share of Common Stock held, and each holder of Preferred Stock entitled to vote thereat shall be entitled to cast one vote for each share of such Preferred Stock held. Except as the Board of Directors may otherwise fix and determine in the By-Laws with respect to any class or series of Preferred Stock having special voting powers, a majority of the total votes cast at any meeting of stockholders shall be sufficient for the adoption or rejection of any question presented, unless otherwise provided by law.

     3. That the authorized capital stock of Bangor Hydro-Electric Company is neither increased nor decreased by the adoption of the foregoing resolution.

     4. That notice of the proposed action upon and with respect to each of the matters set forth in the foregoing resolution was duly given in the call for said meeting.

     5. That at said meeting the following resolution relating to preemptive rights was adopted by stockholders having a right to vote thereat, by a vote representing 99.9% of the shares present of represented at the meeting, to wit, by 117,338 1/4 votes, out of 117,462 1/2 votes authorized to be cast:

          RESOLVED:

               That Section 7 of Article XI of the Company's By-Laws, as amended, be and the same is hereby repealed, and the following enacted in place thereof:

               Section 7. The Board of Directors, by resolution adopted prior to the issue of any stock having voting rights, shall determine whether the holders of any of the classes or series of the Preferred Stock and/or the holders of the Common Stock may have or may not have the preemptive right to subscribe for and take shares of such stock so to be issued. Such resolution shall be set forth in full in the Prospectus relating to such issue, and, except to the extent that the Board of Directors shall determine as above provided, no right to subscribe for or to take any stock, whether Preferred or Common, at any time issued by the Company shall appertain to any of the stock of this Company.

     6. That notice of the proposed action relating to said preemptive rights was duly given in the call for said meeting.

     7. That at said meeting, upon motion duly made and seconded it was VOTED, that the Clerk of this Company or any one or more of its officers be and they hereby are authorized and directed to make, sign and verify in behalf of this Company, a certificate setting forth the action taken by the stockholders of Bangor Hydro-Electric Company upon and with respect to each of the matters set forth in the foregoing resolutions and to file such certificate in the office of the Secretary of State within the time and in the manner required by statute and to do all other acts and things that may be necessary or proper to carry into effect the foregoing resolutions or either of them, in compliance with the laws of the State of Maine.

     IN WITNESS WHEREOF, I have hereunto executed the foregoing certificate in my capacity as Clerk of Bangor Hydro-Electric Company and in its behalf, this ninth day of May, 1961.

                                         \ss\ Albert C. Blanchard
                                Clerk of Bangor Hydro-Electric Company



                                 STATE OF MAINE

Penobscot, ss.                                                       May 9, 1961

     Personally appeared the above named Albert C. Blanchard, Clerk of Bangor Hydro-Electric Company, and made oath that the statements contained in the above certificate by him subscribed in my presence are true.

                                    Before me,

                                                     \ss\ Earle R. Webster
                                                     Justice of the Peace

                          BANGOR HYDRO-ELECTRIC COMPANY

                             Change in Capital Stock

                                     103-240






                                 STATE OF MAINE

                          Office of Secretary of State

                              Augusta, May 28, 1961

                           Received and Filed this day.

            \ss\
            SECRETARY OF STATE

                          Recorded: Vol. 43, Pages 1-4.

                  CERTIFICATE RELATING TO CHANGE OF PURPOSES OF

                          BANGOR HYDRO-ELECTRIC COMPANY

                                    ---------

     Bangor Hydro-Electric Company, a corporation organized and existing under the laws of the State of Maine, and having its principal place of business at Bangor, County of Penobscot, State of Maine, does hereby certify:

     (1) That a duly called and legally convened meeting of the Company's stockholders was held at the Company's offices at Bangor, Maine, on May 11, 1971, at which meeting the holders of a majority of the company's capital stock entitled to vote, to wit, holders of 110,903 votes, out of a total of 139,732 6/12ths, authorized votes, were present in person or represented by proxy.

     (2) That at said meeting the Company's stockholders present in person or represented by proxy unanimously voted as follows:

     "VOTED, That the following words be added to Paragraph (b) of the Certificate of Organization, 'and at such other location or locations as are from time to time authorized under the Laws of the State of Maine', so that said Paragraph will read as follows:

     '(b) The construction, purchase, acquisition, ownership, improvement, maintenance, use or operation of plants and properties for the making, generating, selling, distribution or supplying gas or electricity or both, for lighting, heating, manufacturing or mechanical purposes in the Cities of Bangor, Brewer and Old Town and the Towns of Milford, Charleston, Corinth, Orono, Bradley, Eddington, Veazie, Lincoln, Winn, Mattawamkeag, Glenburn, Enfield, Howland, Passadumkeag, Orrington, Hermon and Hampden in the County of Penobscot, the City of Ellsworth and the Towns of Bar Harbor, Blue Hill, Brooklin, Bucksport, Dedham, Mount Desert, Sedgwick, Southwest Harbor, Surry and Trenton in the County of Hancock, and the Towns of Machias, East Machias and Machiasport in the County of Washington and any other Cities or Towns in said Counties of Penobscot, Hancock, and Washington, in the State of Maine, and at such other location or locations as from time to time authorized under the Laws of the State of Maine..."

     "Further VOTED, That the present paragraph (c) of the Certificate of Organization which reads as follows:

     '(c) In connection with the foregoing the Company shall have and exercise all of the rights, privileges and franchises of the corporation whose rights, privileges and franchises it acquires and all powers conferred by the Laws of the State of Maine on public utility corporations of the character of the corporations whose properties are acquired.'

     Be repealed and the following paragraph be substituted therefor:

     '(c) In addition to the foregoing, the Company shall have and exercise all of the rights, privileges and franchises it has heretofore acquired and shall hereafter acquire and all powers and authority conferred upon gas/and or electric public utility corporations by the Laws of the State of Maine."

     IN WITNESS WHEREOF, said Bangor Hydro-Electric Company has caused its corporate seal to be hereunto affixed and this Certificate to be executed by R.N. Haskell, its President, duly authorized hereunto this 18th day of May, 1971.

                                        BANGOR HYDRO-ELECTRIC COMPANY

                                        By \ss\ R.N. Haskell, President




                                 STATE OF MAINE

Penobscot, ss:                                                     May 18, 1971.

     I, Albert Chick Blanchard, Clerk of Bangor Hydro-Electric Company, hereby certify that the statements contained in the foregoing Certificate of said Company executed by R.N. Haskell, its President, are true.

                                             \ss\ Albert Chick Blanchard, Clerk

                                 STATE OF MAINE

Attorney General's Office                                          May 21, 1971

     I hereby certify that I have examined the foregoing certificate, the same is properly drawn and signed, and is conformable to the constitution and laws of the State, and I am satisfied that such changes are made in good faith and not for the purpose of avoiding payment of fees or taxes to the State.

                                      \ss\
                                       Deputy Attorney General

                          BANGOR HYDRO-ELECTRIC COMPANY

                               Change of Purposes

                                     103-240





                                 STATE OF MAINE

                          Office of Secretary of State

                              Augusta, May 28, 1971

                          Received and Filed this day.

         \ss\
          DEPUTY, SECRETARY OF STATE

                        Recorded: Vol. 68, Pages 104-106.

For use by the
Secretary of State

                       STATE OF MAINE                           MAINE
File No. 103-240      CHANGE OF CLERK or                 SECRETARY OF STATE
Fee Paid $5.00        REGISTERED OFFICE                         FILED
C.B.     76C18           OR BOTH OF                          July 3, 1975
Date:    7-7-75  BANGOR HYDRO-ELECTRIC COMPANY           Doris Hayes, Agent


     Pursuant to 13-A MRSA 304 the undersigned corporation advises you of the following change(s):

     FIRST: The name and business address of its present Clerk are Albert Chick Blanchard, Esq., 27 State Street, Bangor, Maine 04401.

     SECOND: The name and business address of its successor Clerk* are Robert S. Briggs, Esq., One Merchants Plaza, Bangor, Maine 04401.

     THIRD: Upon a change in Clerk this must be completed:

         (X) Such change was authorized by the Board of Directors and the power to make such change is not reserved to the shareholders by the articles or the bylaws.

         ( )      Such change was authorized by the shareholders.
                 (Complete the following)

                        I certify that I have custody of the minutes
                        showing    the    above    action   by   the
                        shareholders.

                             ---------------------------------------
                             Clerk, secretary or assistant secretary

Dated:  July 1, 1975

         Legibly print or       Bangor Hydro-Electric Company
         type name and
         capacity of all        By \ss\ Robert S. Briggs
         signers                     *Robert S. Briggs, Clerk
         13-A MRSA 104          (type or print name and capacity)
---------------------------------
         *The Clerk of a domestic corporation must be a person resident in Maine. The business address of the Clerk and the registered office must be identical.

    **The name of the corporation should be typed, and the document must be signed by (1) the Clerk or (2) by the President or vice-president and by the Secretary or an assistant secretary or such other officer as the bylaws may designate as a second certifying officer of (3) if there are no such officers, then by a majority of the Directors or by such Directors as may be designated by a majority of Directors then in office or (4) if there are no such Directors then by the holders, or such of them as may be designated by the holders, of record of a majority of all outstanding shares entitled to vote thereon or (5) by the holders of all of the outstanding shares of the corporation.

FORM NO. MBCA-3

For use by the
Secretary of State

                              STATE OF MAINE                   MAINE
File No. 103-240               STATEMENT OF              SECRETARY OF STATE
Fee Paid $5.00           RESOLUTION ESTABLISHING               FILED
C.B.     442               SERIES OF SHARES OF             January 8, 1976
Date:   1-12-76      BANGOR HYDRO-ELECTRIC COMPANY        Doris Hayes, Agent

Pursuant to 13-A MRSA 503, the undersigned corporation submits the following for the purpose of establishing and designating a series of shares and fixing and determining the relative rights and preferences thereof:

     FIRST: The attached resolution establishing and designating the series and fixing and determining the relative rights and preferences thereof was duly adopted by the Board of Directors on December 15, 1975.

     SECOND: The By-Laws expressly grant to the Board of Directors the authority to make such a resolution. This provision of the By-Laws was in effect on and prior to December 31, 1971, has not been amended or repealed, and therefore continues to be effective pursuant to 13-A MRSA 103 (7).

     THIRD: The address of the registered office of the corporation is:

                     1 Merchants Plaza, Bangor, Maine 04401

Dated:  January 6, 1976

         Legibly print or         BANGOR HYDRO-ELECTRIC COMPANY
         type name and
         capacity of all          By \ss\ Robert S. Briggs
         signers                       Robert S. Briggs, Esq.
         13-A MRSA 104                        Clerk

---------------------------------
* The name of the corporation should be typed, and the document must be signed by (1) the Clerk or (2) by the President or a vice-president and by the Secretary or an assistant secretary or such other officer as the bylaws may designate as a second certifying officer or (3) if there are no such officers, then by a majority of Directors then in office or (4) if there are no such Directors, then by the holders, or such of them as may be designated by the holders, of record of a majority of all outstanding shares entitled to vote thereon or (5) by the holders of all of the outstanding shares of the corporation.

FORM NO. MBCA-7

     Upon motion duly made and seconded, the following preambles and resolutions were unanimously adopted:

     WHEREAS the Company desires to secure additional funds for its general corporate purposes; and

     WHEREAS 52,660 of the 100,000 shares of the Company's authorized Preferred Stock, $100 Par Value, are presently unissued, and may be issued in one or more classes or series with such dividends, designations, terms, conditions and restrictions as may be determined in their discretion by this Board of Directors, and

     WHEREAS in the judgement of this Board of Directors it is advisable to secure such additional funds by authorizing the issue of 10,000 shares of the Company's authorized but unissued shares of Preferred Stock, $100 Par Value, and

     WHEREAS the officers of the Company have consulted with Smith, Barney & Co. Incorporated of New York concerning the most desirable method of offering such additional Preferred Stock, and have determined that it should be sold at private sale to a limited number of institutional investors;

     NOW THEREFORE BE IT RESOLVED that the Company hereby creates a new series of Preferred Stock to be designated as the 10 1/2% Preferred Stock, consisting of 10,000 shares of the authorized but unissued Preferred Stock, $100 Par Value, of the Company; and

     FURTHER RESOLVED that the 10 1/2% Preferred Stock be sold at not less than par value, plus accrued dividends if any, at private sale to a limited number of institutional investors, the exact number and the more particular identification of such investors to be determined by the President or the Vice President and Treasurer of the Company, or either of them, and

     FURTHER RESOLVED that pursuant to Article XI of the By-Laws of the Company, said By-Laws be amended in order to set forth the dividend, designation, terms, conditions and restrictions relative to the 10 1/2% Preferred Stock, as follows:

     (a) The first paragraph of Article XI, Section 2 is hereby amended to read as follows:

          The 100,000 shares of Preferred Stock shall be available for classification and reclassification in different classes or series from time to time. Subject to reclassification upon retirement by redemption or otherwise, 25,000 shares shall be 7% Preferred Stock, 17,500 shares shall be 4% Preferred Stock, Series A, 4,840 shares shall be 4 1/4% Preferred Stock and 10,000 shares shall be 10 1/2% Preferred Stock.

     (b) The first line of the second paragraph of Article XI,

     Section 2, is hereby amended to read as follows:

          The remaining shares, 42,660 in number, plus additional shares....

     (c) Article XI, Section 5, is hereby amended by deleting the same and substituting therefore the following:

          Section 5. In case of liquidation or dissolution of the Company, the assets, irrespective of whether they shall consist of capital assets or accumulated earnings, shall be distributed as follows: All holders of Preferred Stock shall be entitled to be paid in full both the par amount of their shares and an amount equal to the unpaid dividends accumulated and accrued thereon and, in case of the 10 1/2% Preferred Stock, if such liquidation or dissolution is voluntary, an amount equal to the premium specified in Section 6(a), before any amount shall be paid to the holders of the Common Stock, and in case the assets shall not be sufficient to pay in full all of the Preferred Stock and dividends accumulated and accrued thereon, then the principal thereof shall first be paid and a pro rata distribution of any excess shall be made on account of the accumulated dividends, based on the total amount of unpaid dividends accumulated and accrued thereon, but after such payment to the holders of the Preferred Stock, the remaining assets and funds shall be paid to the holders of the Common Stock, according to their respective shares.

     (d) Article XI, Section 4, is hereby amended by deleting the same and substituting therefor the following:

          Section 4(a). If any dividend is declared on the Preferred Stock at a rate less than sufficient to pay the full dividend called for by all the Preferred Stock outstanding, the distribution of the dividends shall be pro rata, so that all holders of Preferred Stock shall receive the same proportion of the full dividend called for by their stock.

               (b) If at any time dividends payable on the Preferred Stock shall be in default in an amount equal to or exceeding four quarterly dividend payments, then, until all dividends so in default have been paid or declared and set apart for payment, the holders of shares of Preferred Stock of each and every class or series, voting as a single class, shall be entitled, at any annual meeting during which dividends are so in default, to elect two Directors.

     (e) Article XI. Section 6 is hereby amended by deleting same and substituting therefor the following:

          Section 6. (a) The 7% Preferred Stock shall bear dividends at the rate of 7% per annum and shall not be redeemable. The 4% Preferred Stock, Series A, shall bear dividends at the rate of 4% per annum and shall be redeemable at 112% if called on or prior to October 1, 1950; at 111% thereafter through October 1, 1951; and after October 1, 1951 at 110%, plus accrued dividends in every case. The 4 1/4% Preferred Stock shall bear dividends at the rate of 4 1/4% per annum and shall be redeemable at 102% if called on or prior to April 1, 1954; at 101% thereafter through April 1, 1959; and after April 1, 1959 at 100%, plus accrued dividends in every case. The 10 1/2% Preferred Stock shall bear dividends at the rate of 10 1/2% Preferred Stock shall bear dividends at the rate of 10 1/2% per annum and shall be redeemable at the option of the Company as follows:

                At 110.5% if called on or prior to
                December  31,  1976;  at  109.8%  thereafter  through
                December  31,  1977;  at  109.1%  thereafter  through
                December  31,  1978;  at  108.4%  thereafter  through
                December  31,  1979;  at  107.7%  thereafter  through
                December  31,  1980;  at  107.0%  thereafter  through
                December  31,  1981;  at  106.3%  thereafter  through
                December  31,  1982;  at  105.6%  thereafter  through
                December  31,  1983;  at  104.9%  thereafter  through
                December  31,  1984;  at  104.2%  thereafter  through
                December  31,  1985;  at  103.5%  thereafter  through
                December  31,  1986;  at  102.8%  thereafter  through
                December  31,  1987;  at  102.1%  thereafter  through
                December  31,  1988;  at  101.4%  thereafter  through
                December  31,  1989;  at  100.7%  thereafter  through
                December 31, 1990; and after December 31, 1990 at 100%, plus accrued dividends in every case;

          provided, however, that except as provided in Section 6 (b) below, the Company may not redeem any of the 10 1/2% Preferred Stock prior to December 31, 1985, as a part of, or in anticipation of, any refunding operation involving the application, directly or indirectly, of money borrowed by the Company having an interest cost (calculated in accordance with generally accepted financial practice), or through the issuance of preferred stock ranking equally with or prior to the 10 1/2% Preferred Stock having a dividend cost (calculated as aforesaid) of less than 10 1/2% per annum. Preferred Stock, which is the subject of redemption, may be called in whole or in part upon any dividend date by appropriate resolution adopted by the Board of Directors at any regular or special meeting upon 60 days' notice to the owners thereof of record to be given by mailing copies of the notice of redemption, postage prepaid, addressed to such owners at their addresses as shown on the books of the Company. If less than all of the outstanding shares of any class or series of Preferred Stock shall be redeemed at any time, the stock to be so redeemed shall be determined by lot, in such manner as the Board of Directors may determine and prescribe, except that the shares of the 10 1/2% Preferred Stock to be redeemed may be determined by lot or pro rata or in such other manner as the Board of Directors may determine and prescribe.

               (b) The 10 1/2% Preferred Stock shall also be subject to redemption through the operation of a sinking fund (herein called the Sinking Fund) at the redemption price (the Sinking Fund Redemption Price) of $100 per share plus an amount equal to the dividends accrued and unpaid thereon to the redemption date, whether or not earned or declared. For the purposes of the Sinking Fund, out of any net assets of the Company legally available therefor remaining after full cumulative dividends upon all Preferred Stock then outstanding to the end of the current dividend period therefor shall have been paid or declared and set apart for payment the Company shall set aside in cash annually on December 31 in each year commencing with December 31, 1981, an amount sufficient to redeem at the Sinking Fund Redemption Price, 500 shares of the 10 1/2% Preferred Stock. The Sinking Fund shall be cumulative so that if on any such December 31 the net assets of the Company legally available therefor shall be insufficient to permit any such amount to be set aside in full, or if for any other reason such amount shall not have been set aside in full, the amount of the deficiency shall be set aside, but without interest, before any dividend shall be paid or declared, or any distribution made, on any junior shares or any junior shares shall be purchased, redeemed or otherwise acquired by the Company, or any monies shall be paid to or set aside or made available for a sinking fund for the purchase or redemption of any junior shares. Notwithstanding the foregoing, the Company may at any time (1) pay dividends in junior shares or (2) purchase, redeem or otherwise acquire junior shares in exchange for, or out of the net cash proceeds from the concurrent sale of, other junior shares. As used herein, the term "junior shares" shall mean Common Stock or any other shares ranking junior to the 10 1/2% Preferred Stock either as to dividends or upon liquidation, dissolution or winding up. Monies in the Sinking Fund shall be applied on such December 31 to the redemption of shares of the 10 1/2% Preferred Stock. The Company shall, prior to each such Sinking Fund redemption, give notice of redemption of such number of shares of the 10 1/2% Preferred Stock as may be required to satisfy the Sinking Fund.

               (c) In addition, the Company shall have the right, at its option, to redeem at the Sinking Fund Redemption Price on December 31, 1981 and on any December 31 thereafter an additional number of shares of the 10 1/2% Preferred Stock up to but not exceeding 500 shares. This right shall not be cumulative and shall be lost to the extent not exercised on any such December 31. Any redemption of shares of the 10 1/2% Preferred Stock pursuant to this Section 6 (c) shall not operate to reduce the number of shares which the Company is obligated to redeem pursuant to Section 6 (b).

A true copy.

         Attest:  \ss\ Robert S. Briggs
                  Robert S. Briggs, Clerk

EXHIBIT A

For use by the
Secretary of State

                           STATE OF MAINE                    MAINE
File No. 103-240            STATEMENT OF               SECRETARY OF STATE
Fee Paid $5.00         RESOLUTION REVOKING THE               FILED
C.B.     619      ESTABLISHMENT OF SERIES OF             March 31, 1976
Date:   X-X-76               SERIES OF                 Doris Hayes, Agent
                  BANGOR HYDRO-ELECTRIC COMPANY

Pursuant to 13-A MRSA 503, the undersigned corporation submits the following for the purpose of revoking the establishment and designation of a series of shares.

     FIRST: The attached resolution revoking the establishment and designation of the Bangor Hydro-Electric Company 10 1/2% Preferred Stock was duly adopted by the Board of Directors on February 2, 1976.

     SECOND: Authority is vested in the Board of Directors to make such a resolution by virtue of their authority to establish and designate the series from the authorized but unissued preferred stock of the Company, and by virtue of the fact that said 10 1/2% preferred stock has not and will not be issued.

     THIRD:  the  address  of the  registered  office  of the  Company  is:

                    One Merchants Plaza, Bangor, Maine 04401

Dated:  March 24, 1976

         Legibly print or              Bangor Hydro-Electric Company
         type name and
         capacity of all               By \ss\ Robert S. Briggs
         signers                            *Robert S. Briggs, Clerk
         13-A MRSA 104
---------------------------------
* The name of the corporation should be typed, and the document must be signed by (1) the Clerk or (2) by the President of a vice-president and by the Secretary or an assistant secretary or such other officer as the by-laws may designate as a second certifying officer or (3) if there are no such officers, then by a majority of Directors then in office or (4) if there are no such Directors, then by the holders, or such of them as may be designated by the holders, of record of a majority of all outstanding shares entitled to vote thereon or (5) by the holders of all of the outstanding shares of the corporation.

FORM NO. MBCA-7

     Upon motion duly made and seconded, the following preambles and resolutions were unanimously adopted:

     WHEREAS the Board of Directors by its actions on November 17 and December 15, 1975, adopted resolutions and took other actions relevant to the establishment of a new series of Preferred Stock from the Company's authorized but unissued shares, which series is known as the 10 1/2% Preferred Stock, and

     WHEREAS said shares of the 10 1/2% Preferred Stock were to be sold at private sale to a limited number of institutional investors, and

     WHEREAS the Company had taken all steps necessary in order to effect the issuance of said shares, including the obtaining of approval from the Maine Public Utilities Commission by its Order dated January 15, 1976, and the filing with the Secretary of State of Maine of a Statement of Resolution Establishing Series of Shares, on January 8, 1976, and

     WHEREAS  a  final   agreement   between  the   Company  and  the   proposed
institutional purchasers was not reached and therefore no shares of the 10 1/2% Preferred Stock were issued, and

     WHEREAS the Company has accordingly withdrawn its offer to sell the shares of the 10 1/2% Preferred Stock to any party, and has received from the Maine Public Utilities Commission its Supplemental Decree revoking its prior order approving the issuance of shares of the 10 1/2% Preferred Stock, and

     WHEREAS the Company desires to return said shares to the status of undesignated authorized by unissued shares of Preferred Stock of the Company;

     NOW THEREFORE BE IT RESOLVED that the Company hereby revokes, rescinds and declares of no effect so much of those resolutions adopted by this Board of Directors at its meetings held on November 17 and December 15, 1975 as respects the creation of a new series of Preferred Stock designated as the 10 1/2% Preferred Stock, and the establishment of the terms, conditions, restrictions and dividends relative to said 10 1/2% Preferred Stock; and

     FURTHER RESOLVED that the officers of the Company are authorized and instructed to execute all documents and reports and take such other action as may be necessary to rescind the establishment of said 10 1/2% Preferred Stock, with the same effect and to the same extent as if said 10 1/2% Preferred Stock and never been established.

         A true copy.

                  Attest:  \ss\ Robert S. Briggs, Clerk

For use by the
Secretary of State

                         STATE OF MAINE                       MAINE
File No. 103-240          STATEMENT OF                 SECRETARY OF STATE
Fee Paid $5.00             RESOLUTION                         FILED
C.B.     717           ESTABLISHING SERIES                 May 12, 1976
Date:   X-X-76            OF SHARES OF                  Doris Hayes, Agent
                  BANGOR HYDRO-ELECTRIC COMPANY

Pursuant to 13-A MRSA 503, the undersigned corporation submits the following for the purpose of establishing and designating a series of shares and fixing and determining the relative rights and preferences thereof:

     FIRST: The attached resolution establishing and designating the series and fixing and determining the relative rights and preferences thereof was duly adopted by the Board of Directors on May 11, 1976.

     SECOND: The By-Laws expressly grant to the Board of Directors the authority to make such a resolution. This provision of the By-Laws was in effect on and prior to December 31, 1971, has not been amended or repealed, and therefore continues to be effective pursuant to 13-A MRSA 103 (7).

     THIRD: The address of the registered office of the corporation is:

                     1 Merchants Plaza, Bangor, Maine 04401

Dated:  May 11, 1976

         Legibly print or  Bangor Hydro-Electric Company
         type name and
         capacity of all   By \ss\ Robert S. Briggs
         signers                Robert S. Briggs, Clerk
         13-A MRSA 104
---------------------------------
* The name of the corporation should be typed, and the document must be signed by (1) the Clerk or (2) by the President of a vice-president and by the Secretary or an assistant secretary or such other officer as the by-laws may designate as a second certifying officer or (3) if there are no such officers, then by a majority of Directors then in office or (4) if there are no such Directors, then by the holders, or such of them as may be designated by the holders, of record of a majority of all outstanding shares entitled to vote thereon or (5) by the holders of all of the outstanding shares of the corporation.

FORM NO. MBCA-7

     WHEREAS the Company desires to secure additional funds for its general corporate purposes, including, among other things, capital expenditures, and

     WHEREAS 52,660 of the 100,000 shares of the Company's authorized Preferred Stock $100 par value, are presently unissued, and may be issued in one or more classes or series with such dividends, designations, terms, conditions and restrictions as may be determined in their discretion by this Board of Directors, and

     WHEREAS in the judgment of this Board of Directors it is advisable to secure such additional funds by authorizing the issue of 20,000 shares of the Company's authorized but unissued shares of Preferred Stock, $100 par value, and

     WHEREAS the officers of the Company have consulted with Smith Barney, Harris Upham & Co. Incorporated of New York concerning the most desirable method of offering such additional Preferred Stock, and have determined that it should be sold at private sale to a limited number of institutional investors;

     NOW THEREFORE BE IT RESOLVED that the Company hereby creates a new series of Preferred Stock to be designated as the 9 1/4% Preferred Stock, consisting of 20,000 shares of the authorized but unissued Preferred Stock, $100 par value, of the Company; and

     FURTHER RESOLVED that the 9 1/4% Preferred Stock be sold at not less than par value, plus accrued dividends if any, at private sale to a limited number of institutional investors, the exact number and the more particular identification of such investors to be determined by the Chairman of the Board and Chief Executive officer or the President of the Company, or either of them,

     FURTHER RESOLVED that the pursuant to Article XI of the By-Laws of the Company, said By-Laws be amended in order to set forth the dividend, designation, terms, conditions and restrictions relative to the 9 1/4% Preferred Stock, as follows:

     (a) The first paragraph of Article XI, Section 2 is hereby amended to read as follows:

               Section 2. The 100,000 shares of Preferred Stock shall be available for classification and reclassification in different classes or series from time to time. Subject to reclassification upon retirement by redemption or otherwise, 25,000 shares shall be 7% Preferred Stock, 17,500 shares shall be 4% Preferred Stock, Series A, 4,840 shares shall be 4 1/4% Preferred Stock and 20,000 shares shall be 9 1/4% Preferred Stock.

     (b) The first line of the second paragraph of Article XI, Section 2, is hereby amended to read as follows:

               The  remaining   shares,   32,660  in  number,   plus  additional
          shares....

     (c) Article XI, Section 4 is hereby amended by deleting the same and substituting therefor the following:

               Section 4. (a) If any dividend is declared on the Preferred Stock at a rate less than sufficient to pay the full dividend called for by all the Preferred Stock outstanding, the distribution of the dividend shall be pro rata, so that all holders of Preferred Stock shall receive the same proportion of the full dividend called for by their stock.

               (b) If at any time dividends payable on the Preferred Stock shall be in default in an amount equal to or exceeding four quarterly dividend payments, or if the Company shall fail to make any required sinking fund payment on the Preferred Stock, then, until all dividends or sinking fund payments so in default have been paid or declared and set apart for payment, the holders of shares of Preferred Stock of each and every class or series, voting as a single class, shall be entitled, at any annual meeting during which dividends are so in default, to elect two Directors.

               (c) Notwithstanding the provisions of Section 5 of Article III of these By-Laws, except as provided in paragraph (b) of this Section 4, the holders of the 9 1/4% Preferred Stock shall not be entitled to vote at any meeting of stockholders.

               (d) Article XI, Section 5 is hereby amended by deleting the same and substituting therefore the following:

               Section 5. In case of liquidation or dissolution of the Company, the assets, irrespective of whether they shall consist of capital assets or accumulated earnings, shall be distributed as follows: All holders of Preferred Stock shall be entitled to paid in full both the par amount of their shares and an amount equal to the unpaid dividends accumulated and accrued thereon and, in the case of the 9 1/4% Preferred stock, if such liquidation or dissolution is voluntary, an amount equal to the premium specified in Section 6(a) below before any amount shall be paid to the holders of the Common Stock, and in case the assets shall not be sufficient to pay in full all of the Preferred Stock and dividends accumulated and accrued thereon, then the principal thereof shall first be paid and a pro rata distribution of any excess shall be made on account of the accumulated dividends, based on the total amount of unpaid dividends accumulated and accrued thereon, but after such payment to the holders of the Preferred Stock, the remaining assets and funds shall be paid to the holders of the Common Stock, according to their respective shares.

               (e) Article XI, Section 6 is hereby amended by deleting the same and substituting therefor the following:

               Section 6. (a) The 7% Preferred Stock shall bear dividends at the rate of 7% per annum and shall not be redeemable. The 4% Preferred Stock, Series A, shall bear dividends at the rate of 4% per annum and shall be redeemable at 112% if called on or prior to October 1, 1950; at 111% thereafter through October 1, 1951; and after October 1, 1951 at 110%, plus accrued dividends in every case. The 4 1/4% Preferred Stock shall bear dividends at the rate of 4 1/4% per annum and shall be redeemable at 102% if called on or prior to April 1, 1954; at 101% thereafter through April 1, 1959; and after April 1, 1959 at 100%, plus accrued dividends in every case. The 9 1/4% Preferred Stock shall bear dividends at the rate of 9 1/4% per annum and shall be redeemable at the option of the Company as follows:

               At 109.25% if called on or prior to December 1, 1976;
               at 108.63% thereafter through December 1, 1977;
               at 108.01% thereafter through December 1, 1978;
               at 107.39% thereafter through December 1, 1979;
               at 106.77% thereafter through December 1, 1980;
               at 106.15% thereafter through December 1, 1981;
               at 105.53% thereafter through December 1, 1982;
               at 104.91% thereafter through December 1, 1983;
               at 104.29% thereafter through December 1, 1984;
               at 103.67% thereafter through December 1, 1985;
               at 103.05% thereafter through December 1, 1986;
               at 102.43% thereafter through December 1, 1987;
               at  101.81%  thereafter  through  December  1,  1988;
               at 101.19% thereafter through December 1, 1989;
               at 100.57% thereafter through December 1, 1990;
               and after December 1, 1990 at 100% plus accrued dividends in every case;

          provided, however, that except as provided in Section 6(b) below, the Company may not redeem any of the 9 1/4% Preferred Stock prior to December 1, 1986, as a part of, or in anticipation of, any refunding operation involving the application, directly or indirectly, of money borrowed by the Company having an interest cost (calculated in accordance with generally accepted financial practice), or through the issuance of preferred stock ranking equally with or prior to the 9 1/4% Preferred Stock having a dividend cost (calculated as aforesaid) of less than 9 1/4% per annum. Preferred Stock, which is the subject of redemption, may be called in whole or in part upon any dividend date by appropriate resolution adopted by the Board of Directors at any regular or special meeting upon 60 days' notice to the owners thereof of record to be given by mailing copies of the notice of redemption, postage prepaid, addressed to such owners at their addresses as shown on the books of the Company. If less than all of the outstanding shares of any class or series of Preferred Stock shall be redeemed at any time, the stock to be so redeemed shall be determined by lot, in such manner as the Board of Directors may determine and prescribe, except that the shares of the 9 1/4% Preferred Stock to be redeemed may be determined by lot or pro rata or in such other manner as the Board of Directors may determine and prescribe.

     (b) The 9 1/4% Preferred Stock shall also be subject to redemption through the operation of a sinking fund (herein called the Sinking Fund) at the redemption price (the Sinking Fund Redemption Price) of $100 per share plus an amount equal to the dividends accrued and unpaid thereon to the redemption date, whether or not earned or declared. For the purposes of the Sinking Fund, out of any net assets of the Company legally available therefor remaining after full cumulative dividends upon all Preferred Stock then outstanding to the end of the current dividend period therefor shall have been paid or declared and set apart for payment the Company shall set aside in cash annually on December 1 in each year commencing with December 1, 1982, an amount sufficient to redeem, at the Sinking Fund Redemption Price, 1,000 shares of the 9 1/4% Preferred Stock. The Sinking Fund shall be cumulative so that if on any such December 1 the net assets of the Company legally available therefor shall be insufficient to permit any such amount to be set aside in full, or if for any other reason such amount shall not have been set aside in full, the amount of deficiency shall be set aside, but without interest, before any dividend shall be paid or declared, or any distribution made, on any junior shares or any junior shares shall be purchased, redeemed, or otherwise acquired by the Company, or any monies shall be paid to or set aside or made available for a sinking fund for the purchase or redemption of any junior shares. Notwithstanding the foregoing, the Company may at any time (1) pay dividends in junior shares or (2) purchase, redeem or otherwise acquire junior shares in exchange for, or out of the net cash proceeds from the concurrent sale of, other junior shares. As used herein, the term "junior shares" shall mean Common Stock or any other shares ranking junior to the 9 1/4% Preferred Stock either as to dividends or upon liquidation, dissolution or winding up. Monies in the Sinking Fund shall be applied on such December 1 to the redemption of shares of the 9 1/4% Preferred Stock. The Company shall, prior to each such Sinking Fund redemption, give notice of redemption of such number of shares of the 9 1/4% Preferred Stock as may be required to satisfy the Sinking Fund.

     (c) In addition, the Company shall have the right, at its option, to redeem at the Sinking Fund Redemption Price on December 1, 1982 and on any December 1 thereafter an additional number of shares of the 9 1/4% Preferred Stock up to but not exceeding 1,000 shares. This right shall not be cumulative and shall be lost to the extent not exercised on any such December 1. Any redemption of shares of the 9 1/4% Preferred Stock pursuant to this Section 6(c) shall not operate to reduce the number of shares which the Company is obligated to redeem pursuant to Section 6(b).

         A true copy.

                  Attest: \ss\ Robert S. Briggs

                             Robert S. Briggs, Esq.
                                   Clerk

For use by the
Secretary of State

                          STATE OF MAINE                 MAINE
File No. 103-240      ARTICLES OF AMENDMENT        SECRETARY OF STATE
Fee Paid $3750 - 10.  (Amendment by Share-               FILED
C.B.     664           holders Voting as              May 12, 1977
Date:    5-18-77       Separate Class) OF          Doris Hayes, Agent
                         BANGOR HYDRO-
                        ELECTRIC COMPANY
                    a Quasi-Public Corporation

Pursuant to 13-A MRSA 805 and 807, the undersigned corporation adopts these Articles of Amendment.

     FIRST: As set out in detail in "THIRD", one or more classes of shares of the corporation were entitled to vote on the following amendment as a separate class.

     SECOND: The amendment to the Articles of Incorporation of the corporation set out in Exhibit A attached hereto was adopted by the shareholders thereof at a meeting legally called and held on April 26, 1977.

     THIRD: On said date, the number of shares of each class outstanding and entitled to vote on such amendment (whether or not entitled to vote as a separate class), the manner in which each such class was entitled to vote
(whether or not as a separate class), and the number of shares voted for and against said amendment, respectively, were as follows:

Designation of       Manner        No. of Shares
Each Class           In Which      Outstanding
However Entitled     Entitled      And Entitled        Voted       Voted
   to vote           To Vote       To Vote             For         Against
-----------------    ---------     -------------       ------      --------
Common              as a separate   1,233,710          920,772     35,608
                         class

Preferred                N/A           47,340           34,436      1,003
                                    ---------          -------    -------
         Total of All Classes       1,281,050          955,208     36,611
                                    =========         ========    =======

     FOURTH: If such amendment provides for exchange, reclassification or cancellation of issued shares the manner in which the same shall be effected is contained in Exhibit B attached hereto, if it is not set forth in the amendment itself.

     *FIFTH: If such amendment effects a change in the number or par values of authorized shares the number of shares which the corporation has authority to issue after giving effect to such amendment is as follows:

                   Series            Number                   Par Value
Class             (If any)          of Shares                  (If any)
-----             --------          ---------                 ---------

Common              N/A             2,500,000                    $  5

Preferred                             100,000                     100


         The aggregate par value of all such shares (of all classes and series) having par value is $22,500,000.

         The total number of all such shares (of all classes and series) without par value is N/A shares.

     SIXTH: The address of the registered office of the corporation in the State of Maine is One Merchants Plaza, Bangor, Maine 04401.

         Dated:  April 28, 1977


         Legibly print or          Bangor Hydro-Electric Company
         type name and                (name of corporation)
         capacity of all          By \ss\ Robert S. Briggs
         signers                       Robert S. Briggs, Clerk


I certify that I have custody of the minutes showing the above action by the shareholders.

\ss\ Robert S. Briggs
Robert S. Briggs, Clerk

EXHIBIT A.

         RESOLVED that the Certificate of Organization of the Company as amended to date, be further amended too increase the Company's authorized capital stock by $5,000,000, such increase to be represented by 1,000,000 shares of Common Stock of the par value of $5 each, so that the total amount of authorized capital stock of this Company will be $22,500,000 represented by 100,000 shares of Preferred Stock of the par value of $100 each and 2,500,000 shares of Common Stock of the par value of $5 each.

NOTE: Shares may be entitled to vote as a separate class for any of the reasons stated in 806, or if so provided in the Articles. For vote necessary for adoption, see 805.

------------------------------------

* To be completed only if Exhibit A or B do not give this required information.

** The name of the corporation should be typed, and the document must be signed by (1) Clerk or (2) by the President of a vice-president and by the Secretary or an assistant secretary or such other officer as the bylaws may designate as a second certifying officer or (3) if there are no such officers, then by a majority of the Directors or by such Directors as may be designated by majority of Directors then in office or (4) if there are not such Directors, then by the holders, or such of them as may be designated by the holders, of record of a majority of all outstanding shares entitled to vote thereon or (5) by the holders of all of the outstanding shares of the corporation.

FORM NO. MBCA-9A

For use by the
Secretary of State

                           STATE OF MAINE                 MAINE
File No. 103-240       NOTIFICATION BY CLERK       SECRETARY OF STATE
Fee Paid $5.00             OF CHANGE IN                   FILED
C.B.     80C176          REGISTERED OFFICE           August 14, 1979
Date:    8-16-79                                          Agent

Pursuant to 13-A MRSA 304(6), the undersigned Clerk for one or more domestic corporations give notice of the following change of business address which is the registered office of each corporation listed:

          FIRST:  Name of Clerk*   Robert S. Briggs, Esq.

         SECOND:  Address of former registered office:

                  One Merchants Plaza
                  Bangor, Maine 04401

          THIRD:  Address of new registered office:

                  33 State Street; PO Box 932
                  Bangor, Maine 04401

     FOURTH: Notice of the above change in registered office has been sent to each of the following corporations by the undersigned as Clerk of each:

                  Bangor Hydro-Electric Company
                  East Branch Improvement Company

                    Sawtelle Brook Dam and Improvement Company
                  Godfrey's Falls Dam Company
                  Sebois Dam Company
                  Pleasant River Gulf Improvement Company

         Dated: August 13, 1979                      \ss\ Robert S. Briggs
                                                          Robert S. Briggs
                                                         (type or print name)

--------------------------------
*The Clerk of a domestic corporation must be a person resident in Maine. The business address of the Clerk and the registered office must be identical.

FORM NO. MBCA-3B

For use by the
Secretary of State

                             STATE OF MAINE               MAINE
File No. 103-240        STATEMENT OF RESOLUTION    SECRETARY OF STATE
Fee Paid $5.00           ESTABLISHING SERIES OF           FILED
C.B.     115             SHARES OF BANGOR HYDRO-    August 23, 1979
Date:    8-23-79             ELECTRIC COMPANY             Agent
                        (9 1/2% Preferred Stock)

Pursuant to 13-A MRSA 503, the undersigned corporation submits the following for the purpose of establishing and designating a series of shares and fixing and determining the relative rights and preferences thereof:

     FIRST: The attached resolutions establishing and designating the series and fixing and determining the relative rights and preferences thereof were duly adopted by the Board of Directors on July 24, 1979 and August 14, 1979.

     SECOND: The By-Laws expressly grant to the Board of Directors the authority to make such resolutions. This provision of the By-Laws was in effect on and prior to December 31, 1971, has not been amended or repealed, and therefore continues to be effective pursuant to 13-A MRSA 103(7).

     THIRD: The address of the registered office of the corporation is: 33 State Street, PO Box 932, Bangor, Maine 04401

         Dated:  August 20, 1979

         Legibly print or          Bangor Hydro-Electric Company
         type name and                (name of corporation)
         capacity of all           By \ss\ Robert S. Briggs
         signers                        Robert S. Briggs, Clerk
-------------------------------
*The name of the corporation should be typed, and the document must be signed by
(1) the Clerk or (2) by the President or a vice-president and by the Secretary or an assistant secretary of such other officer as the by-laws may designate as a second certifying officer or (3) if there are no such officers, then by a majority of Directors then in office or (4) if there are not such Directors, then by the holders, or such of them as may be designated by the holders, of record of a majority of all outstanding shares entitled to vote thereon or (5) by the holders of all of the outstanding shares of the corporation.

FORM NO. MBCA-7

                          BANGOR HYDRO-ELECTRIC COMPANY

                  RESOLUTIONS ADOPTED BY THE BOARD OF DIRECTORS

                                  JULY 24, 1979

     WHEREAS the Company desires to secure additional funds for its general corporate purposes, including, among other things, capital expenditures; and

     WHEREAS 32,660 of the 100,000 shares of the Company's authorized Preferred Stock $100 par value, are presently unissued, and may be issued in one or more classes or series with such dividends, designations, terms, conditions and restrictions as may be determined in their discretion by this Board of Directors; and

     WHEREAS in the judgment of this Board of Directors it is advisable to secure a portion of such additional funds by authorizing the issue of 30,000 shares of the Company's authorized but unissued shares of Preferred Stock, $100 par value; and

     WHEREAS the officers of the Company have consulted with Smith Barney, Harris Upham & Co., Incorporated of New York concerning the most desirable method of offering such additional Preferred Stock, and have determined that it should be sold at private sale to a limited number of institutional investors;

     NOW THEREFORE BE IT RESOLVED that the Company hereby creates a new series of Preferred Stock to be designated as the 9 1/2% Preferred Stock, consisting of 30,000 shares of the authorized but unissued Preferred Stock, consisting of 30,000 shares of the authorized but unissued Preferred Stock, $100 par value of the Company; and

     FURTHER RESOLVED that the 9 1/2% Preferred Stock be sold at not less than par value at private sale to limited number of institutional investors, the exact number and the more particular identification of such investors to be determined by the Chairman of the Board or the President of the Company, or either of them; and

     FURTHER RESOLVED that none of the holders of any of the classes or series of the Preferred Stock, and none of the holders of the Common Stock, of the Company shall have the preemptive right to subscribe for and take shares of the 9 1/2% Preferred Stock; and

     FURTHER RESOLVED that the Company does hereby appoint and designate Smith Barney, Harris Upham & Co. Incorporated of New York as its representative in this sale of the 9 1/2% Preferred Stock, and does hereby authorize said Smith Barney, Harris Upham & Co. Incorporated to dispose of said 9 1/2% Preferred Stock at private sale at par value plus accrued dividends, if any; and

     FURTHER RESOLVED that the appropriate officers of the Company be, and they hereby are authorized and directed to file with the Maine Public Utilities Commission an application for approval of the issuance of the 9 1/2% Preferred Stock, including any and all amendments thereto, and to do all other acts necessary or desirable in order to secure the approval of said Maine Public Utilities Commission; and

     FURTHER RESOLVED that upon receipt of the Order of said Maine Public Utilities Commission relative to the issuance and sale of the 9 1/2% Preferred Stock, said Order to be recorded upon the books of the Company by its Clerk or Assistant Clerk; and

     FURTHER RESOLVED that the appropriate officers of the Company and each of them be and they hereby are authorized and directed to make, sign, execute, verify, acknowledge and deliver, or cause to be made, signed, executed, verified, acknowledged and delivered, any and all of such orders, certificates, directions, requests and other appropriate instruments and to do all such acts and things as may be reasonably required from time to time hereafter to give effect to the foregoing votes, or any of them, or to otherwise effect the issuance and sale of the 9 1/2% Preferred Stock.

         A true copy.

                  Attest: \ss\ Robert S. Briggs, Clerk

                          BANGOR HYDRO-ELECTRIC COMPANY

                  RESOLUTIONS ADOPTED BY THE BOARD OF DIRECTORS

                                 AUGUST 14, 1979

     RESOLVED that pursuant to Article XI of the By-Laws of the Company, said By-Laws be amended in order to set forth the dividend, designation, terms, conditions and restrictions relative to the 9 1/2% Preferred Stock, as follows:

     (a) The first paragraph of Article XI, Section 2 is hereby amended to read as follows:

               "Section 2. The 100,000 shares of Preferred Stock shall be available for classification and reclassification in different classes or series from time to time. Subject to reclassification upon retirement by redemption or otherwise, 25,000 shares shall be 7% Preferred Stock, 17,500 shares shall be 4% Preferred Stock, Series A, 4,840 shares shall be 4 1/4% Preferred Stock, 20,000 shares shall be 9 1/4% Preferred Stock and 30,000 shares shall be 9 1/2% Preferred Stock."

     (b) The first line of the second paragraph of Article XI, Section 2, is hereby amended to read as follows:

               "The  remaining   shares,   2,660  in  number,   plus  additional
               shares...."

     (c) The first sentence of the third paragraph of Article XI, Section 2, is hereby amended to read as follows:

               "In fixing and determining the special voting powers of any class or series of Preferred Stock, the Board of Directors is specifically authorized to provide that if at any time dividends or required sinking fund payments payable on the Preferred Stock shall be in default in any amount to be specified in the By-Laws, then, until all dividends or required sinking fund payments so in default shall have been paid or declared and set apart for payment, the holders of shares of Preferred Stock of each and every class or series, voting as single class, shall be entitled to elect in such manner as the Board of Directors may provide, the smallest number of Directors necessary to constitute a majority of the full Board of Directors, the balance of the Directors to be elected by the holders of shares having general voting powers."

     (d) The third and fourth sentences of Article XI, Section 3, are hereby amended to read as follows:

               "Except as provided in paragraph (b) of Section 6, the Board of Directors may declare dividends upon the Common Stock, provided the dividends upon the Preferred Stock, with all accumulations, including accrued dividends to the date of payment of the Common Stock dividends, shall have been paid in full, or a sum sufficient for the payment thereof shall have been set apart for the purpose, but not otherwise. Except as provided in paragraph (b) of Section 6, the holders of the Common Stock are entitled to receive all additional surplus or net profits which the Directors may order distributed in dividends, after the dividends above provided for shall have been paid or set apart."

     (e) Article XI, Section 4, subparagraphs (b) and (c) are hereby amended by deleting the same and substituting therefor the following:

               "(b) If at any time dividends payable on the Preferred Stock shall be in default in an amount equal to or exceeding four quarterly dividend payments, or if the Company shall fail to make any required sinking fund payment on the Preferred Stock, then, until all dividends or sinking fund payments so in default have been paid or declared and set apart for payment, the holders of shares of Preferred Stock of each and every class or series, voting as a single class, shall be entitled, at any annual meeting during which dividends or sinking fund payments are so in default, to elect two Directors.

               "(c) Notwithstanding the provisions of Section 5 of Article III of these By-Laws, except as provided in paragraph (b) of this
               Section 4, the holders of the 9 1/4% Preferred Stock and the 9 1/2% Preferred Stock shall not be entitled to vote at any meeting of stockholders."

     (f) Article XI, Section 5 is hereby amended by deleting the same and substituting therefor the following:

               "Section 5. In case of liquidation or dissolution of the Company, the assets, irrespective of whether they shall consist of capital assets or accumulated earnings, shall be distributed as follows:
               All holders of Preferred Stock shall be entitled to be paid in full both the par amount of their shares and an amount equal to the unpaid dividends accumulated and accrued thereon and, in the case of the 9 1/4% Preferred Stock and the 9 1/2% Preferred Stock, if such liquidation or dissolution is voluntary, an amount equal to the premium specified in Section 6(a) below, before any amount shall be paid to the holders of the Common Stock, and in case the assets shall not be sufficient to pay in full all of the Preferred Stock and dividends accumulated and accrued thereon, and applicable premium, then the principal thereof shall first be paid, thereafter a pro rata distribution of any excess shall be made on account of the accumulated dividends, based on the total amount of unpaid dividends accumulated and accrued thereon, and thereafter a pro rata distribution of any excess shall be made on account of applicable premium, based on the total amount of applicable premium, but after such payment to the holders of the Preferred Stock, the remaining assets and funds shall be paid to the holders of the Common Stock, according to their respective shares."

     (g) Article XI, Section 6 is hereby amended by deleting the same and substituting therefor the following:

               "Section 6. (a) The 7% Preferred Stock shall bear dividends at the rate of 7% per annum and shall not be redeemable. The 4% Preferred Stock, Series A, shall bear dividends at the rate of 4% per annum and shall be redeemable at 112% if called on or prior to October 1, 1950; at 111% thereafter through October 1, 1951; and after October 1, 1951 at 110%, plus accrued dividends in every case. The 4 1/4% Preferred Stock shall bear dividends at the rate of 4 1/4% per annum and shall be redeemable at 102% if called on or prior to April 1, 1954; at 101% thereafter through April 1, 1959; and after April 1, 1959 at 100%, plus accrued dividends in every case. The 9 1/4% Preferred Stock shall bear dividends at the rate of 9 1/4% per annum and shall be redeemable at the option of the Company as follows:

               At 109.25% if called on or prior to December 1, 1976; at 108.63% thereafter through December 1, 1977;
               at 108.01% thereafter through December 1, 1978; at 107.39% thereafter through December 1, 1979;
               at 106.77% thereafter through December 1, 1980;
               at 106.15% thereafter through December 1, 1981;
               at 105.53% thereafter through December 1, 1982; at 104.91% thereafter through December 1, 1983;
               at 104.29% thereafter through December 1, 1984;
               at 103.67% thereafter through December 1, 1985; at 103.05% thereafter through December 1, 1986;
               at 102.43% thereafter through December 1, 1987;
               at 101.81% thereafter through December 1, 1988;
               at 101.19% thereafter through December 1, 1989;
               at 100.57% thereafter through December 1, 1990;
               and after December 1, 1990 at 100%
               plus accrued dividends in every case;

               provided, however, that except as provided in Section 6(b) below, the Company may not redeem any of the 9 1/4% Preferred Stock prior to December 1, 1986, as a part of, or in anticipation of, any refunding operation involving the application, directly or indirectly, of money borrowed by the Company having an interest cost (calculated in accordance with generally accepted financial practice), or through the issuance of Preferred Stock ranking equally with or prior to the 9 1/4% Preferred Stock having a dividend cost (calculated as aforesaid) of less than 9 1/4% per annum. The 9 1/2% Preferred Stock shall bear dividends at the rate of 9 1/2% per annum and shall be redeemable at the option of the Company as follows:

               At 109.5% if called on or prior to August 1, 1980; at 109.0% if called on or prior to August 1, 1981; at 108.5% if called on or prior to August 1, 1982; at 108.0% if called on or prior to August 1, 1983; at 107.5% if called on or prior to August 1, 1984; at 107.0% if called on or prior to August 1, 1985; at 106.5% if called on or prior to August 1, 1986; at 106.0% if called on or prior to August 1, 1987; at 105.5% if called on or prior to August 1, 1988; at 105.0% if called on or prior to August 1, 1989; at 104.5% if called on or prior to August 1, 1990; at 104.0% if called on or prior to August 1, 1991; at 103.5% if called on or prior to August 1, 1992; at 103.0% if called on or prior to August 1, 1993; at 102.5% if called on or prior to August 1, 1994; at 102.0% if called on or prior to August 1, 1995; at 101.5% if called on or prior to August 1, 1996; at 101.0% if called on or prior to August 1, 1997; at 100.5% if called on or prior to August 1, 1998; and after August 1, 1998 at 100% plus accrued dividends in every case;

               provided, however, that, except as provided in Section 6(b) below, the Company may not redeem any of the 9 1/2% Preferred Stock prior to August 1, 1989, as a part of, or in anticipation of, any refunding operation involving the application, directly or indirectly, of money borrowed by the Company having an interest cost (calculated in accordance with generally accepted financial practice), or through the issuance of Preferred Stock having a dividend cost (calculated as aforesaid) of less than 9 1/2% per annum. Preferred Stock, which is the subject of redemption, may be called in whole or in part upon any dividend date by appropriate resolution adopted by the Board of Directors at any regular or special meeting upon 60 days' notice to the owners thereof redemption, postage prepaid, addressed to such owners at their addresses as shown on the books of the Company. If less than all of the outstanding shares of any class or series of Preferred Stock shall be redeemed at any time, the stock to be so redeemed shall be determined by lot, in such manner as the

               Board of Directors may determine and prescribe, except that the shares of the 9 1/4% Preferred Stock and the 9 1/2% Preferred Stock to be redeemed may be determined by lot or pro rata or in such other manner as the Board of Directors may determine and prescribe.

                    "(b) The 9 1/4%  Preferred  Stock  and the 9 1/2%  Preferred
               Stock shall also be subject to redemption through the operation of sinking funds (herein collectively called the Sinking Funds and individually called the 9 1/4% Preferred Stock Sinking Fund or the 9 1/2% Preferred Stock Sinking Fund) at the redemption price (the Sinking Fund Redemption Price) of $100 per share plus an amount equal to the dividends accrued and unpaid thereon to the redemption date, whether or not earned or declared. For the purposes of the Sinking Funds, out of any net assets of the Company legally available therefor remaining after full cumulative dividends upon all Preferred Stock then outstanding to the end of the current dividend period therefor shall have been paid or declared and set apart for payment, the Company shall set aside in cash annually (1) on December 1 in each year commencing with December 1, 1982, an amount sufficient to redeem, at the Sinking Fund Redemption Price, 1000 shares of the 9 1/4% Preferred Stock, and (2) on August 1 in each year commencing with August 1, 1985, an amount sufficient to redeem, at the sinking Fund Redemption Price, 2000 shares of the 9 1/2% Preferred Stock. The Sinking Funds shall be cumulative so that if on any such December 1 and/or August 1, the net assets of the Company legally available therefor shall be insufficient to permit any such amount to be set aside in full, or if for any other reason such amount shall not have been set aside in full, the amount of the deficiency shall be set aside, but without interest, before any dividend shall be paid or declared, or any distribution made, on any junior shares or any junior shares shall be purchased, redeemed, or otherwise acquired by the Company, or any money shall be paid to or set aside or made available for a sinking fund for the purchase or redemption of any junior shares. Notwithstanding the foregoing, the Company may at any time (1) pay dividends in junior shares or (2) purchase, redeem or otherwise acquire junior shares in exchange for, or out of the net cash proceeds from the concurrent sale of, other junior shares. As used herein, the term "junior shares" shall mean Common Stock or any other shares ranking junior to the 9 1/4% Preferred Stock or the 9 1/2% Preferred Stock either as to dividends or upon liquidation, dissolution or winding up. Monies in the Sinking Funds shall be applied (and disbursed) on such

               December 1 and August 1 to the redemption of shares of the 9 1/4% Preferred Stock and the 9 1/2% Preferred Stock, respectively. The Company shall, prior to each such Sinking Fund redemption, give notice of redemption of such number of shares of the 9 1/4% Preferred Stock and the 9 1/2% Preferred Stock as may be required to satisfy the Sinking Funds.

                    "(c) In addition,  the Company shall have the right,  at its option, to redeem at the Sinking Fund Redemption Price (1) on December 1, 1982 and on any December 1 thereafter an additional number of shares of the 9 1/4% Preferred Stock up to but not exceeding 1,000 shares, and (2) on August 1, 1985, and on any August 1 thereafter an additional number of shares of the 9 1/2% Preferred Stock up to but not exceeding 2,000 shares; provided, however, that the aggregate number of shares of the 9 1/2% Preferred Stock which may be redeemed pursuant to this Section 6(c)(2) may not exceed 9000 shares. This right shall not be cumulative and shall be lost to the extent not exercised. Any redemption of shares of the 9 1/4% Preferred Stock or the 9 1/2% Preferred Stock pursuant to this Section 6(c) shall not operate to reduce the number of shares which the Company is obligated to redeem pursuant to this Section 6(b)."

               and

     FURTHER RESOLVED that any and all requirements of prior notice of proposed amendments or alterations of the By-Laws, including the notice requirements contained in Article XII, Section 2 of the By-Laws, are hereby waived, and that the foregoing amendments to the By-Laws are adopted effective as of the date hereof without further action of the Board of Directors; and

     FURTHER RESOLVED that the form of proposed agreement presented this date to the Board for the sale of the 9 1/2% Preferred Stock to the purchaser named therein is hereby approved; that the Chairman of the Board, the President, or any Vice President of the Company or any of them be and each of them is hereby authorized to execute the same in substantially the form presented as aforesaid with such changes as the officer executing the same may approve acting under the advice of counsel for this Company, and that the execution and delivery of said agreement shall be conclusive evidence of such approval.

                           A true copy.

                           Attest: \ss\  Robert S. Briggs, Clerk

For use by the
Secretary of State

                                  STATE OF MAINE              MAINE
File No. 103-240               ARTICLES OF AMENDMENT     SECRETARY OF STATE
Fee Paid $20,625 & 10.00                                      FILED
C.B.     746                (Amendment by Shareholders     April 29, 1980
Date:  4-29-80                Voting as Separate Class)       Agent
                                          OF
                             BANGOR HYDRO-ELECTRIC COMPANY

                           a Quasi-Public Corporation

Pursuant to 13-A MRSA 805 and 807, the undersigned corporation adopts these Articles of Amendment.

     FIRST: As set out in detail in "THIRD", one or more classes of shares of the corporation were entitled to vote on the following amendments as a separate class.

     SECOND: The amendments to the Articles of Incorporation of the corporation set out in Exhibit A attached hereto were adopted by the shareholders thereof at a meeting legally called and held on April 22, 1980.

     THIRD: On said date, the number of shares of each class outstanding and entitled to vote on such amendments (whether or not entitled to vote as a separate class), the manner in which each such class was entitled to vote (whether or not as a separate class), and the number of shares voted for and against such amendments, respectively, were as follows:

              Designation of       Manner        No. of Shares
              Each Class           in which      Outstanding
              However Entitled     Entitled      And Entitled   Voted   Voted
Proposal      To Vote              To Vote       To Vote        For     Against
-------------------------------------------------------------------------------
To increase  Common stock          as a class      1,816,933   997,599  65,482
Authorized   $5 par value
Preferred
Stock
$100 par
value      Preferred Stock         as a class         97,340*   80,044     859
                                                   ---------   -------   -----
                                          TOTALS   1,914,273 1,085,643  66,341
                                                   ========= =========  ======

To increase  Common Stock          as a class      1,816,933 1,000,607  60,147
Authorized    $5 par value
Common Stock
$5 par      Preferred Stock          general          47,340    26,635   1,074
value        $100 par value                        --------- ---------  ------
                                           TOTALS  1,864,273 1,027,242  61,221
                                                   ========= =========  ======

To Authorize   Common Stock  general               1,816,933 1,023,208  48,866
Directors To   $5 par value
Divide Unissued
Preferred Stk. Preferred Stk. as a class              97,340*   88,202     607
                                                  ---------- ---------  ------
                                            TOTALS 1,914,273 1,111,410  49,473
                                                   ========= =========  ======

*Includes 50,000 shares which do not have general voting powers.

     FOURTH: If such amendments provide for exchange, reclassification or cancellation of issued shares the manner in which the same shall be effected is contained in Exhibit B attached hereto, if it is not set forth in the amendment itself.

     Not applicable.

     FIFTH: If such amendments effect a change in the number or par values of authorized shares, the number of shares which the corporation has authority to issue after giving effect to such amendments is as follows:

Class                 Series       Number of Shares     Par Value
---------------    ------------    ----------------     ---------
Common Stock,           N/A            5,000,000          $  5
$5 par value

Preferred Stock,  As determined by       250,000          $100
$100 par value    Board of Directors

     The aggregate par value of such shares (of all classes and series) having par value is $50,000,000.

     The total number of all such shares (of all classes and series) without par value is -0- shares.

     SIXTH: The address of the registered office of the corporation in the State of Maine is 33 State Street, PO Box 932, Bangor, Maine 04401.

Dated:  April 25, 1980

         Legibly print or           Bangor Hydro-Electric Company
         type name and                (name of corporation)
         capacity of all            By \ss\ Robert S. Briggs
         signers                            Robert S. Briggs, Clerk
                                            (type or print name & capacity)

I certify that I have custody of the minutes showing the above action by the shareholders.

\ss\ Robert S. Briggs
        Clerk

FORM NO. MBCA-9A

                          BANGOR HYDRO-ELECTRIC COMPANY

             EXHIBIT A TO ARTICLES OF AMENDMENT DATED APRIL 25, 1980


                  RESOLVED that the Articles of Incorporation of the Company, as amended to date, be further amended to increase the Company's authorized capital stock by $27,500,000, such increase to be represented by 150,000 shares of Preferred Stock of the par value of $100 each and 2,500,000 shares of Common Stock of the par value of $5 each, so that the total amount of authorized capital stock of the Company will be $50,000,000 represented by 250,000 shares of Preferred Stock of the par value of $100 each and 5,000,000 shares of Common Stock of the par value of $5 each.

                  RESOLVED that the Articles of Incorporation of the Company, as amended to date, be further amended by adding the following provision:

                           The shares of any preferred or special class of the Company's capital stock may be divided into and issued in series. The Board of Directors of the Company shall have authority to divide any or all of the shares of any preferred or special class of the Company's capital stock into series and to fix and determine the relative rights and preferences of the shares of any series so established.

For use by the
Secretary of State

                           STATE OF MAINE                 MAINE
File No. 103-240       STATEMENT OF RESOLUTION      SECRETARY OF STATE
Fee Paid $5.00          ESTABLISHING SERIES OF            FILED
C.B.     520           SHARES OF BANGOR HYDRO-       January 13, 1983
Date:    1-14-83          ELECTRIC COMPANY                Agent
                        (13% Preferred Stock)

Pursuant to 13-A MRSA 503, the undersigned corporation submits the following for the purpose of establishing and designating a series of shares and fixing and determining the relative rights and preferences thereof:

     FIRST: The attached resolution establishing and designating the series and fixing and determining the relative rights and preferences thereof was duly adopted by the Board of Directors on January 10, 1983.

     SECOND: The Articles expressly grant to the Board of Directors the authority to make such a resolution.

     THIRD: The address of the registered office of the corporation is: 33 State Street, PO Box 932, Bangor, Maine 04401.

         Dated:  January 12, 1983


         Legibly print or  Bangor Hydro-Electric Company
         type name and                (name of corporation)
         capacity of all   By \ss\ Robert S. Briggs
         signers                Robert S. Briggs, Clerk
                                (type or print name & capacity)

---------------------------------
* The name of the corporation should be typed, and the document must be signed by (1) the Clerk or (2) by the President or a vice-president and by the Secretary or an assistant secretary or such other officer as the bylaws may designate as a second certifying officer or (3) if there are no such officers, then by a majority of the Directors or by such Directors as may be designated by a majority of Directors then in office or (4) if there are no such Directors, then by the holders, or such of them as may be designated by the holders, of record of a majority of all outstanding shares entitled to vote thereon or (5) by the holders of all the outstanding shares of the corporation.

FORM NO. MBCA-7

                          BANGOR HYDRO-ELECTRIC COMPANY

                       RESOLUTIONS ADOPTED BY THE BOARD OF
                     DIRECTORS BY UNANIMOUS CONSENT WITHOUT
                        A MEETING AS OF JANUARY 10, 1983

     WHEREAS the Company desires to secure additional funds for its general corporate purposes, including, among other things, capital expenditures; and

     WHEREAS 153,660 of the 250,000 shares of the Company's authorized Preferred Stock, $100 par value, are presently unissued, and may be issued in one or more classes or series with such dividends, designations, terms, conditions, and restrictions as may be determined in their discretion by this Board of Directors; and

         WHEREAS in the judgment of this Board of Directors it is advisable to secure a portion of such additional funds by authorizing the issue of 50,000 shares of the Company's authorized but unissued shares of Preferred Stock, $100 par value; and

     WHEREAS the officers of the Company have consulted with Smith Barney, Harris Upham & Co., Incorporated of New York concerning the most desirable method of offering such additional Preferred Stock, and have determined that it should be sold at private sale to a limited number of institutional investors;

     NOW THEREFORE BE IT RESOLVED that the Company hereby establishes a new series of Preferred Stock to be designated as the 13% Preferred Stock, consisting of 50,000 shares of the authorized but unissued Preferred Stock, $100 par value of the Company; and

     FURTHER RESOLVED that the 13% Preferred Stock be sold at not less than the par value at a private sale to a limited number of institutional investors; and

     FURTHER RESOLVED that none of the holders of any of the classes or series of the Preferred Stock, and none of the holders of the Common Stock, of the Company shall have the preemptive right to subscribe for and take shares of the 13% Preferred Stock; and

     FURTHER RESOLVED that the Company does hereby appoint and designate Smith Barney, Harris Upham & Co. Incorporated of New York as its representative in this sale of the 13% Preferred Stock, and does hereby authorize said Smith Barney, Harris Upham & Co. Incorporated to dispose of said 13% Preferred Stock at private sale at par value plus accrued dividends, if any; and

     FURTHER RESOLVED that the appropriate officers of the Company be and they hereby are authorized and directed to file with the Maine Public Utilities
Commission an application for approval of the issuance of the 13% Preferred Stock, including any and all amendments thereto, and to do all other acts necessary or desirable in order to secure the approval of said Maine Public Utilities Commission; and

     FURTHER RESOLVED that upon receipt of the Order of said Maine Public Utilities Commission relative to the issuance and sale of the 13% Preferred Stock, said Order is to be recorded upon the books of the Company by its Clerk or Assistant Clerk; and

     FURTHER RESOLVED that pursuant to Article XI of the By-Laws of the Company, said By-Laws be amended in order to set forth the dividend, designation, terms, conditions and restrictions relative to the 13% Preferred Stock, as follows:

     (a) The first paragraph of Article XI, Section 2 is hereby amended to read as follows:

         "Section 2. The 250,000 shares of Preferred Stock shall be available for classification and reclassification in different classes or series from time to time. Subject to reclassification upon retirement by redemption or otherwise, 25,000 shares shall be 7% Preferred Stock, 17,500 shares shall be 4% Preferred Stock, Series A, 4,840 shares shall be 4 1/4% Preferred Stock, 20,000 shares shall be 9 1/4% Preferred Stock, 30,000 shares shall be 9 1/2% Preferred Stock, and 50,000 shares shall be 13% Preferred Stock."

     (b) The first line of the second paragraph of Article XI, Section 2, is hereby amended to read as follows:

         "The remaining shares, 102,660 in number, plus additional shares...."

     (c) the third sentence of the first paragraph of Article XI, Section 3 is hereby amended to read as follows:

          "Except as provided in paragraph (b) of Section 6 and paragraph (e) of
          Section 7,..."

     (d) Article XI, Section 4, subparagraph (c) is hereby amended by deleting the same and substituting therefor the following:

         "(c) Notwithstanding the provisions of Section 5 of Article III of these By-Laws, except as provided in paragraph (b) of this Section 4, the holders of the 9 1/4% Preferred Stock, the 9 1/2% Preferred Stock, and the 13% Preferred Stock shall not be entitled to vote at any meeting of stockholders."

     (e) Article XI, Section 5 is hereby amended by deleting the same and substituting therefor the following:

         "Section 5. In case of liquidation or dissolution of the Company, the assets, irrespective of whether they shall consist of capital assets or accumulated earnings, shall be distributed as follows: All holders of Preferred Stock shall be entitled to be paid in full both the par amount of their shares and an amount equal to the unpaid dividends accumulated and accrued thereon and, in the case of the 9 1/4% Preferred Stock, the 9 1/2% Preferred Stock and the 13% Preferred Stock, if such liquidation or dissolution is voluntary, an amount equal to the premium specified in Section 6(a) below, before any amount shall be paid to the holders of the Common Stock, and in case the assets shall not be sufficient to pay in full all of the Preferred Stock and dividends accumulated and accrued thereon, and applicable premium, then the principal thereof shall first be paid pro rata, thereafter a pro rata distribution of any excess shall be made on account of the accumulated dividends, based on the total amount of unpaid dividends accumulated and accrued thereon, and thereafter a pro rata distribution of any excess shall be made on account of applicable premium, based on the total amount of applicable premium, but after such payment to the holders of the Preferred Stock, the remaining assets and funds shall be paid to the holders of the Common Stock, according to their respective shares."

     (f) Article XI, Section 6 is hereby amended by deleting the same and substituting therefor the following:

         "Section 6. (a) The 7% Preferred Stock shall bear dividends at the rate of 7% per annum and shall not be redeemable. The 4% Preferred Stock, Series A, shall bear dividends at the rate of 4% per annum and shall be redeemable at 112% if called on or prior to October 1, 1950; at 111% thereafter through October 1, 1951; and after October 1, 1951 at 110%, plus accrued dividends in every case. The 4 1/4% Preferred Stock shall bear dividends at the rate of 4 1/4% per annum and shall be redeemable at 102% if called on or prior to April 1, 1954; at 101% thereafter through April 1, 1959; and after April 1, 1959 at 100%, plus accrued dividends in every case. The 9 1/4% Preferred Stock shall bear dividends at the rate of 9 1/4% per annum and shall be redeemable at the option of the Company as follows:

               At 109.25% if called on or prior to December 1, 1976; at 108.63% thereafter through December 1, 1977;
               at 108.01% thereafter through December 1, 1978;
               at 107.39% thereafter through December 1, 1979;
               at 106.77% thereafter through December 1, 1980;
               at 106.15% thereafter through December 1, 1981;
               at 105.53% thereafter through December 1, 1982;
               at 104.91% thereafter through December 1, 1983;

               at 104.29% thereafter through December 1, 1984; at 103.67% thereafter through December 1, 1985; at 103.05% thereafter through December 1, 1986; at 102.43% thereafter through December 1, 1987; at 101.81% thereafter through December 1, 1988; at 101.19% thereafter through December 1, 1989; at 100.57% thereafter through December 1, 1990; and after December 1, 1990 at 100% plus accrued dividends in every case;

         provided however, that except as provided in Section 6(b) below, the Company may not redeem any of the 9 1/4% Preferred Stock prior to December 1, 1986, as a part of, or in anticipation of, any refunding operation involving the application, directly or indirectly, of money borrowed by the Company having an interest cost (calculated in accordance with generally accepted financial practice), or through the issuance of Preferred Stock ranking equally with or prior to the 9 1/4%

         Preferred Stock having a dividend cost (calculated as aforesaid) of less than 9 1/4% per annum. The 9 1/2% Preferred Stock shall bear dividends at the rate of 9 1/2% per annum and shall be redeemable at the option of the Company as follows:

               At 109.5% if called on or prior to August 1, 1980; at 109.0% if called on or prior to August 1, 1981; at 108.5% if called on or prior to August 1, 1982; at 108.0% if called on or prior to August 1, 1983; at 107.5% if called on or prior to August 1, 1984; at 107.0% if called on or prior to August 1, 1985; at 106.5% if called on or prior to August 1, 1986; at 106.0% if called on or prior to August 1, 1987; at 105.5% if called on or prior to August 1, 1888; at 105.0% if called on or prior to August 1, 1989; at 104.5% if called on or prior to August 1, 1990; at 104.0% if called on or prior to August 1, 1991; at 103.5% if called on or prior to August 1, 1992; at 103.0% if called on or prior to August 1, 1993; at 102.5% if called on or prior to August 1, 1994; at 102.0% if called on or prior to August 1, 1995; at 101.5% if called on or prior to August 1, 1996; at 101.0% if called on or prior to August 1, 1997; at 100.5% if called on or prior to August 1, 1998; and after August 1, 1988 at 100%, plus accrued dividends in every case;

         provided, however, that except as provided in Section 6(b) below, the Company may not redeem any of the 9 1/2% Preferred Stock prior to August 1, 1989; as a part of, or in anticipation of, any refunding operation involving the application, directly or indirectly, of money borrowed by the Company having an interest cost (calculated in accordance with generally accepted financial practice), or through the issuance of Preferred Stock having a dividend cost (calculated as aforesaid) of less than 9 1/2% per annum. The 13% Preferred Stock shall bear dividends at the rate of 13% per annum and shall be redeemable at the option of the Company as follows:

               At 113.00% if called on or prior to January 31, 1984; at 112.46% if called on or prior to January 31, 1985; at 111.92% if called on or prior to January 31, 1986; at 111.38% if called on or prior to January 31, 1987; at 110.83% if called on or prior to January 31, 1988; at 110.29% if called on or prior to January 31, 1989; at 109.75% if called on or prior to January 31, 1990; at 109.21% if called on or prior to January 31, 1991; at 108.67% if called on or prior to January 31, 1992; at 108.13% if called on or prior to January 31, 1993; at 107.58% if called on or prior to January 31, 1994; at 107.04% if called on or prior to January 31, 1995; at 106.50% if called on or prior to January 31, 1996; at 105.96% if called on or prior to January 31, 1997; at 105.42% if called on or prior to January 31, 1998; at 104.88% if called on or prior to January 31, 1999; at 104.33% if called on or prior to January 31, 2000; at 103.79% if called on or prior to January 31, 2001; at 103.25% if called on or prior to January 31, 2002; at 102.71% if called on or prior to January 31, 2003; at 102.17% if called on or prior to January 31, 2004; at 101.63% if called on or prior to January 31, 2005; at 101.08% if called on or prior to January 31, 2006; at 100.54% if called on or prior to January 31, 2007; and after January 31, 2007 at 100%, plus accrued dividends in every case;

         provided, however, that except as provided in Section 6(b) below, the Company may not redeem any of the 13% Preferred Stock prior to January 31, 1993, as a part of, or in anticipation of, any refunding operation involving the application, directly or indirectly, of money borrowed by the Company having an interest cost (calculated in accordance with generally accepted financial practice), or through the issuance of Preferred Stock having a dividend cost (calculated as aforesaid) of less than 13% per annum. Preferred Stock, which is the subject of redemption, may be called in whole or in part upon any dividend date by appropriate resolution adopted by the Board of Directors at any regular or special meeting upon 60 days' notice to owners thereof of record to be given by mailing copies of the notice of redemption, postage prepaid, addressed to such owners at their addresses as shown on the books of the Company. If less than all of the outstanding shares of any class or series of Preferred Stock shall be redeemed at any time, the stock to be so redeemed shall be determined by lot, in such manner as the Board of Directors may determine and prescribe, except that the shares of the 9 1/4% Preferred Stock, the 9 1/2% Preferred Stock and the 13% Preferred Stock to be redeemed may be determined by lot or pro rata or in such other manner as the Board of Directors may determine and prescribe.

         "(b) The 9 1/4% Preferred Stock, the 9 1/2% Preferred Stock and the 13% Preferred Stock shall also be subject to redemption through the operation of sinking funds (herein collectively called the Sinking Funds and individually called the 9 1/4% Preferred Stock Sinking Fund, the 9 1/2% Preferred Stock Sinking Fund or the 13% Preferred Stock
         Sinking Fund) at the redemption price (the Sinking Fund Redemption Price) of $100 per share plus an amount equal to the dividends accrued and unpaid thereon to the redemption date, whether or not earned or declared. For the purposes of the Sinking Funds, out of any net assets of the Company legally available therefor remaining after full cumulative dividends upon all Preferred Stock then outstanding to the end of the current dividend period therefor shall have been paid or declared and set apart for payment, the Company shall set aside in cash annually (1) on December 1 in each year commending with December 1, 1982, an amount sufficient to redeem, at the Sinking Fund Redemption Price, 1000 shares of the 9 1/4% Preferred Stock, (2) on August 1 in each year commencing with August 1, 1985, an amount sufficient to redeem, at the Sinking Fund Redemption Price, 2000 shares of the 9 1/2% Preferred Stock, and (3) on January 31 in each year commencing with January 31, 1989, an amount sufficient to redeem, at the Sinking Fund Redemption Price, 2500 shares of the 13% Preferred Stock. The Sinking Funds shall be cumulative so that if on any such December 1, August 1 or January 31, as the case may be, the net assets of the Company legally available therefor shall be insufficient to permit any such amount to be set aside in full, or if for any other reason such amount shall not have been set aside in full, the amount of the deficiency shall be set aside, but without interest, before any dividend shall be paid or declared, or any distribution made, on any junior shares or any junior shares shall be purchased, redeemed, or otherwise acquired by the Company, or any monies shall be paid to or set aside or made available for a sinking fund for the purchase or redemption of any junior shares. Notwithstanding the foregoing, except as provided in paragraph (c) of Section 7, the Company may at any time (1) pay dividends in junior shares or (2) purchase, redeem or otherwise acquire junior shares in exchange for, or out of the net cash proceeds from the concurrent sale of, other junior shares. As used herein the term "junior shares" shall mean Common Stock or any other shares ranking junior to the 9 1/4% Preferred Stock, the 9 1/2% Preferred Stock or the 13% Preferred Stock, as the case may be, either as to dividends or upon liquidation, dissolution or winding up. Monies in the Sinking Funds shall be applied (and disbursed) on such December 1, August 1 and January 31, to the redemption of shares of the 9 1/4% Preferred Stock, the 9 1/2% Preferred Stock and the 13% Preferred Stock, respectively. The Company shall, prior to each such Sinking Fund redemption, give notice of redemption of such number of shares of the 9 1/4% Preferred Stock, the 9 1/2% Preferred Stock and the 13% Preferred Stock as may be required to satisfy the Sinking Funds.

         "(c) In addition, the Company shall have the right, at its option, to redeem at the Sinking Fund Redemption Price (1) on December 1, 1982 and on any December 1 thereafter an additional number of shares of the 9 1/4% Preferred Stock up to but not exceeding 1000 shares, and (2) on August 1, 1985, and on any August 1 thereafter an additional number of shares of the 9 1/2% Preferred Stock up to but not exceeding 2000 shares, provided, however, that the aggregate number of shares of the 9 1/2% Preferred Stock which may be redeemed pursuant to this Section 6(c)(2) may not exceed 9000 shares. These rights shall not be cumulative and shall be lost to the extent not exercised. Any redemption of shares of the 9 1/4% Preferred Stock or the 9 1/2% Preferred Stock pursuant to this Section 6(c) shall not operate to reduce the number of shares which the Company is obligated to redeem pursuant to Section 6(b).

         "(d) Furthermore (1) the Company shall have the right, at its option, to redeem at the Sinking Fund Redemption Price on January 31, 1989, and on each January 31 thereafter, an additional number of shares of the 13% Preferred Stock up to but not exceeding 2500 shares, such right to be non-cumulative so that if in any year such right is not exercised, it shall be forfeited, and (2) the purchasers of the 13% Preferred Stock named in the Purchase Agreement dated as of January 20, 1983 between the Company and such purchasers shall have the right, at their option, to cause the Company to redeem at the Sinking Fund Redemption Price on January 31, 1989 and on any January 31 thereafter an additional number of shares of the 13% Preferred Stock up to but not exceeding 2500 shares, in aggregate amount from all such purchasers, per year, such right to be non-cumulative so that if in any year such right is not exercised, it shall be forfeited. Requests for redemption pursuant to this Section 6(d)(2) shall be filed with the Company no later than 15 days prior to the applicable redemption date. In the event such requests aggregate more than 2500 shares, the Company shall allocate the amount so those requesting such redemption shall agree. Any redemption of shares of the 13% Preferred Stock pursuant to this
         Section 6(d) shall not operate to reduce the number of shares which the Company is obligated to redeem pursuant to Section 6(b)."

     (g) Sections 7, 8, 9, 10 and 11 of Article XI are hereby renumbered Sections 8, 9, 10, 11 and 12, and a new Section 7 is hereby adopted as follows:

         "Section 7. Notwithstanding any provision to the contrary herein, so long as there remain outstanding any shares of the 13% Preferred Stock, the following provisions shall apply:

                  (a) Without the prior written consent of the holders of a majority of the shares of the 13% Preferred Stock ("Consent"), the Board of Directors will not authorize and the Company will not issue any shares of preferred stock (either of the same class or series or of a different class or series) with preferences or rights superior or prior to the 13% Preferred Stock in the payment of dividends, the distribution of assets in liquidation, or the application of funds available for mandatory sinking fund payments.

                  (b) Without Consent, the Company shall not, at any time at which it is delinquent (1) in the full payment of dividends due and payable on the 13% Preferred Stock, (2) in the payment in full of any sinking fund installment with respect to the 13% Preferred Stock, or (3) in the making of any mandatory redemption or repurchase of the 13% Preferred Stock, issue any shares of Preferred Stock of the Company.

                  (c) Without Consent, the Company shall not declare or pay a dividend on or voluntarily redeem or repurchase shares of Common Stock of the Company or any class or series of capital stock of the Company that is junior to the 13% Preferred Stock, either as to dividends or upon liquidation, dissolution or winding up, unless and until the Company has (1) paid in full the dividends accrued on and sinking fund payments with respect to the 13% Preferred Stock, and (2) made all redemptions which it is required to have made through the applicable dates.

                  (d) The Company shall not voluntarily redeem, including a voluntary redemption of shares under the provisions of Section 6(c) hereto, or repurchase any shares of outstanding preferred stock of the Company, unless and until the Company has paid in full the dividends accrued and sinking fund payments due with respect to the 13% Preferred Stock.

                  (e) The Board of Directors may declare dividends upon the Common Stock only if the dividends upon the 13% Preferred Stock, with all accumulations, shall have been paid in full."

     FURTHER RESOLVED that any and all requirements of prior notice of proposed amendments or alterations of the By-Laws, including the notice requirements contained in Article XII, Section 2 of the By-Laws, are hereby waived, and that the foregoing amendments to the By-Laws are adopted effective as of the date hereof without further action of the Board of Directors; and

     FURTHER RESOLVED that the appropriate officers of the Company and each of them be and they hereby are authorized and directed to prepare, execute and file with the Secretary of State of the State of Maine, a Statement of Resolution Establishing Series of Shares in accordance with 13-A M.R.S.A. 503 incorporating the relative rights and preferences of the 13% Preferred Stock set forth in
Article XI if the By-Laws of the Company as hereinbefore amended and including such other information as may be required by applicable law, rule or regulation; and

     FURTHER RESOLVED that the form of proposed agreement (draft of January 5, 1983) presented to the Board of Directors for the sale of the 13% Preferred Stock to the purchasers named therein is hereby approved; that the Chairman of the Board, the President, or any Vice President of the Company or any of them be and each of them is hereby authorized to execute the same in substantially the form presented as aforesaid with such changes as the officer executing the same may approve acting under the advice of counsel for the Company, and that the execution and delivery of said agreement shall be conclusive evidence of such approval; and

     FURTHER RESOLVED that all the powers and duties of Northeast Bank & Trust Co., as Transfer Agent for the shares of Preferred Stock of the Company (the "Transfer Agent"), and all the powers and duties of The Merrill Trust Company, as Registrar of the shares of Preferred Stock of the Company, (the "Registrar"), are hereby extended upon the same terms and conditions to cover the transfer and registration, respectively, of the 13% Preferred Stock; and that the proper officers of the Company be, and each of them hereby is, authorized and directed to give the Transfer Agent and Registrar, as the case may be, such instructions as may be appropriate to effect the issuance and sale of the 13% Preferred Stock; and

     FURTHER RESOLVED that the Chairman of the Board, the President or any Vice President of the Company or any of them be and each of them hereby is authorized in the name of and on behalf of the Company to pay to the Transfer Agent and Registrar all proper fees and charges arising out of or in connection with the performance by the same of their respective duties in connection with the Shares, and to pay any and all expenses and fees arising in connection with the issuance and sale of the 13% Preferred Stock; and

     FURTHER RESOLVED that the appropriate officers of the Company and each of them be and they hereby are authorized and directed to make, sign, execute, verify, acknowledge and deliver, or cause to be made, signed, execute, verified, acknowledged and delivered, any and all of such orders, certificates, directions, requests and other appropriate instruments and to do all such acts and things as may be reasonably required from time to time hereafter to give effect to the foregoing votes, or any of them, or to otherwise effect the issuance and sale of the 13% Preferred Stock.

                                              A true copy.

                                              Attest:  \ss\ Robert S. Briggs

                                 STATE OF MAINE


File No. 240001D         ARTICLES OF AMENDMENT                MAINE
Fee Paid $9,375. &$10   (Amendment by Shareholders          SECRETARY
C.B.     929              Voting as Separate Class           OF STATE
Date:    5-2-83                   of                          FILED
                       Bangor Hydro-Electric Company        May 2, 1983
                         a Quasi-Public Corporation           Agent

Pursuant to 13-A MRSA 805 and 807, the undersigned corporation adopts these Articles of Amendment.

FIRST: As set out in detail in "THIRD", one or more classes of shares of the corporation were entitled to vote on the following amendment as a separate class.

SECOND: The amendment to the Articles of Incorporation of the corporation set out in Exhibit A attached hereto was adopted by the shareholders thereof at a meeting legally called and held on April 26, 1983.

THIRD: On said date, the number of shares of each class outstanding and entitled to vote on such amendment (whether or not entitled to vote as a separate class), the manner in which each such class was entitled to vote (whether or not as a separate class) and the number of shares voted for and against said amendment, respectively, were as follows:

Designation of         Manner         No. of Shares
Each Class             in Which       Outstanding
However Entitled       Entitled       and Entitled       Voted      Voted
to Vote                to Vote        to Vote            For        Against
--------------------------------------------------------------------------------

Common Stock           as a separate    3,441,101      2,028,290    98,603
   $5 par value        class

Preferred Stock        general              47,340        26,749     1,038
                                         ---------     ---------    ------
    Totals of all Classes                3,488,441     2,055,039    99,641
                                         =========     =========    ======

FOURTH: If such amendment provides for exchange, reclassification or cancellation of issued shares the manner in which the same shall be effected is contained in Exhibit B attached hereto, if it is not set forth in the amendment itself.

*FIFTH: If such amendment effects a change in the number or par values of authorized shares the number of shares which the corporation has authority to issue after giving effect to such amendment, is as follows:

                    Series           Number             Par Value
   Class           (If Any)          of Shares          (if any)
--------------------------------------------------------------------------------
Common Stock        N/A              7,500,000           $5

Preferred Stock   As determined by     250,000           $100
  $00 par value    Board of Directors

The aggregate par value of all such shares (of all classes and series ) having par value is $62,500,000.

The total number of all such shares (of all classes and series) without par value is -0- shares.

SIXTH: The address of the registered office of the corporation in the State of Maine is 33 State Street, PO Box 932, Bangor, Maine 04401.

         Dated:  April 29, 1983

         Legibly print or          Bangor Hydro-Electric Company
         type name and                (name of corporation)
         capacity of all           By \ss\ Robert S. Briggs
         signers                        Robert S. Briggs, Clerk

I certify that I have custody of the minutes showing the above action by the shareholders.

\ss\ Robert S. Briggs
Robert S. Briggs, Clerk

EXHIBIT A.

RESOLVED that the Articles of Incorporation of the Company, as amended to date, be further amended to increase the Company's authorized capital stock by $12,500,000, such increase to be represented by 2,500,000 shares of Common Stock of the par value of $5 each, so that the total amount of authorized capital stock of the Company will be $62,500,000 represented by 250,000 shares of Preferred Stock of the par value of $100 each and 7,500,000 shares of Common Stock of the par value of $5 each.

NOTE: Shares may be entitled to vote as a separate class for any of the reasons stated in 806, or if so provided in the Articles. For vote necessary for adoption, see 805.

------------------------------------
   * To be completed only if Exhibit A or B do not give this required information.

  ** The name of the corporation should be typed, and the document must be signed by (1) Clerk or (2) by the President of a vice-president and by the Secretary or an assistant secretary or such other officer as the bylaws may designate as a second certifying officer or (3) if there are no such officers, then by a majority of the Directors or by such Directors as may be designated by majority of directors then in office or (4) if there are not such Directors, then by the holders, or such of them as may be designated by the holders, of record of a majority of all outstanding shares entitled to vote thereon or (5) by the holders of all of the outstanding shares of the corporation.







FORM NO. MBCA-9A

For use by the
Secretary of State

                         STATE OF MAINE               MAINE
File No. 240001D       CHANGE OF CLERK of        SECRETARY OF STATE
Fee Paid $5.00      REGISTERED OFFICE or BOTH         FILED
C.B.     ---                    OF                July 19, 1985
Date:   8-6-85    BANGOR HYDRO-ELECTRIC COMPANY       Agent

Pursuant to 13-A MRSA 304, the undersigned corporation advises you of the following change(s):

     FIRST: The name and registered office of the Clerk appearing on the record in Secretary of State's office: Robert S. Briggs, Esq., 33 State Street, PO Box 932, Bangor, Maine 04401.

     SECOND: The name and registered office of its successor (new Clerk)* are Frederick S. Samp, Esq., 33 State Street, PO Box 932, Bangor, Maine 04401.

     THIRD: Upon a change in Clerk this must be completed:

                  (X) Such change was authorized by the Board of Directors and the power to make such change is not reserved to the shareholders by the articles or the bylaws.

                  ( )      Such change was authorized by the shareholders.

Dated:  July 17, 1985

         Legibly print or        Bangor Hydro-Electric Company
         type name and
         capacity of all         By \ss\ Frederick S. Samp
         signers                       Frederick S. Samp, Clerk
         13-A MRSA 104
---------------------------------
 *       The Clerk of a domestic corporation must be a person resident in Maine.

** The name of the corporation should be typed, and the document must be signed by (1) the Clerk or (2) by the President of a vice-president and by the Secretary or an assistant secretary or such other officer as the by-laws may designate as a second certifying officer or (3) if there are no such officers, then by a majority of Directors then in office or
         (4) if there are no such Directors, then by the holders, or such of them as may be designated by the holders, of record of a majority of all outstanding shares entitled to vote thereon or (5) by the holders of all of the outstanding shares of the corporation.

FORM NO. MBCA-7 - Rev. 77

For use by the
Secretary of State

                          STATE OF MAINE                 MAINE
File No. 240001D       ARTICLES OF AMENDMENT       SECRETARY OF STATE
Fee Paid $10.00        (Amendment by Share-              FILED
C.B.     -----           holders Voting as            May 23, 1986
Date:    6-6-86             One Class)                   Agent
                         OF BANGOR HYDRO-
                         ELECTRIC COMPANY
                     a Quasi-Public Corporation
              which is engaged in selling of Electricity

Pursuant to 13-A MRSA 805 and 807, the undersigned corporation adopts these Articles of Amendment.

     FIRST: All outstanding shares of the corporation were entitled to vote on the following amendment as one class.

     SECOND: The amendment to the Articles of Incorporation of the corporation set out in Exhibit A attached hereto was adopted by the shareholders thereof at a meeting legally called and held on May 21, 1986.

     THIRD: On said date, the number of shares outstanding and entitled to vote on such amendment, and the number of shares voted for and against said amendment, respectively, were as follows:

Number of Shares Outstanding           Voted               Voted
and Entitled to Vote                   For                 Against
----------------------------        -------------          ---------
Common Stock    4,450,684            2,711,364              849,024
$5 par value

Preferred Stock    47,340               35,635                  553
              -----------            ---------              -------
      Totals    4,498,024            2,746,999              839,577
               ==========           ==========            =========

     FOURTH: If such amendment provides for exchange, reclassification or cancellation of issued shares, the manner in which the same shall be effected is contained in Exhibit B attached hereto, if it is not set forth in the amendment itself.

     *FIFTH: If such amendment effects a change in the number or par values of authorized shares the number of shares which the corporation has authority to issue after giving effect to such amendment is as follows:

                  Series             Number                   Par Value
Class             (If any)          of Shares                  (If any)
-----             --------          ---------                 ---------

 N/A

     The aggregate par value of all such shares (of all classes and series) having par value is N/A.

     The total number of all such shares (of all classes and series) without par value is N/A shares.

     SIXTH: The address of the registered office of the corporation in the State of Maine is 33 State Street, PO Box 932, Bangor, Maine 04401.

         Dated:  May 22, 1986

         Legibly print or              Bangor  Hydro-Electric  Company
         type name and                   (name of corporation)
         capacity  of  all             By  \ss\  Frederick  S.  Samp
         signers                             Frederick S. Samp, Clerk
         13-A MRSA 104.

I certify that I have custody of the minutes showing the above action by the shareholders.

\ss\ Frederick S. Samp
Frederick S. Samp, Clerk

NOTE: This form should not be used if any class of shares entitled to vote as a separate class for any of the reasons set out in 806, or because the articles so provide. For vote necessary for adoption see 805.

------------------------------------
 * To be completed only if Exhibit A or B do not give this required information.

** The name of the corporation should be typed, and the document must be signed by (1) Clerk or (2) by the President of a vice-president and by the Secretary or an assistant secretary or such other officer as the bylaws may designate as a second certifying officer or (3) if there are no such officers, then by a majority of the Directors or by such Directors as may be designated by majority of Directors then in office or (4) if there are not such Directors, then by the holders, or such of them as may be designated by the holders, of record of a majority of all outstanding shares entitled to vote thereon or (5) by the holders of all of the outstanding shares of the corporation.

FORM NO. MBCA-9A

                                                                       EXHIBIT A

                          BANGOR HYDRO-ELECTRIC COMPANY

                     AMENDMENTS TO ARTICLES OF INCORPORATION

                  ADOPTED AT THE ANNUAL MEETING OF STOCKHOLDERS

                                 ON MAY 21, 1986

                                   ARTICLE I.

                               BOARD OF DIRECTORS

     A. The business and affairs of the Company shall be managed by a Board of Directors consisting of not less than nine nor more than fifteen persons. The exact number of Directors within the limitations specified in the preceding sentence shall be fixed from time to time by the Board of Directors pursuant to a resolution adopted by a majority of the Continuing Directors (hereinafter defined). Until otherwise fixed by the Board of Directors pursuant to the preceding sentence, the number of Directors shall be nine. The Directors need not be elected by ballot unless required by the By-Laws of the Company.

     The Board of Directors shall be divided into three classes as nearly equal in number as may be. The initial term of office of each Director in the first class shall expire at the annual meeting of shareholders in 1987; the initial term of office of each Director in the second class shall expire at the annual meeting of shareholders in 1988; and the initial term of office of each Director in the third class shall expire at the annual meeting of shareholders in 1989. At each annual election commencing at the annual meeting of shareholders in 1987, the successors to the class of Directors whose term expires at that time shall be elected to hold office for a term of three years to succeed those whose term expires, so that the term of one class of Directors shall expire each year. Each Director shall hold office for the term for which he is elected or appointed and until his successor shall be elected and qualified or until his death, or until he shall resign or be removed.

     In the event of any increase or decrease in the authorized number of Directors, (i) each Director then serving as such shall nevertheless continue as a director of the class of which he is a member until the expiration of his current term, or his earlier resignation, removal from office or death, and (ii) the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the Board of Directors among the three classes of Directors so as to maintain such classes as nearly equal in number as may be.

     B. Newly created directorships resulting from any increase in the authorized number of Directors or any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled by a majority vote of the Continuing Directors then in office, or a sole remaining Director, although less than a quorum, and Directors so chosen shall hold office for a term expiring at the annual meeting of shareholders at which the term of the class to which they have been elected expires. If one or more Directors shall resign from the Board effective as of a future date, such vacancy or vacancies shall be filled pursuant to the provisions hereof, and such new directorship(s) shall become effective when such resignation or resignations shall become effective, and each Director so chosen shall hold office as herein provided in the filling of other vacancies.

     C. Any Director or the entire Board of Directors may be removed; however, unless such removal is for cause and is approved as set forth in this Section, the affirmative vote of not less than 80% of the voting power of the shares entitled to vote thereon shall be required to effect such removal. Except as may otherwise be provided by law, cause for removal shall be construed to exist only if:

          1. the Director whose removal is proposed has been convicted, or where a Director was granted immunity to testify where another has been convicted, of a felony by a court of competent jurisdiction and such conviction is no longer subject to direct appeal;

          2. such Director has been grossly negligent in the performance of his duties to the Company; or

          3. such Director has been adjudicated by a court of competent jurisdiction to be mentally incompetent, which mental incompetency directly affects his ability as a Director of the Company, and such adjudication is no longer subject to direct appeal.

     Removal for cause, as cause is defined above, must be approved by at least a two-thirds vote of the voting power of the shares of the Company then entitled to be voted at an election for that Director, and the action for removal must be brought within three months of such conviction or adjudication.

     Notwithstanding the foregoing, and except as otherwise provided by law, in the event that Preferred Stock of the Company is issued and holders of any one or more series of such Preferred Stock are entitled, voting separately as a class, to elect one or more Directors of the Company to serve for such terms as set forth in the Articles of Incorporation, the provisions of this Section shall also apply, in respect to the removal of the Director or Directors so elected, to the vote of the holders of the outstanding shares of that class and not to the vote of the outstanding shares as a whole.

     D. Notwithstanding the foregoing, and except as otherwise provided by law, in the event that the holders (the "Preferred Stock Class") of one or more series of the Preferred Stock of the Company shall be entitled to elect one or more Directors of the Company ("Preferred Stock Directors") to serve for such terms as set forth in the Articles of Incorporation, the manner of election of the Board of Directors shall be unaffected, except to the extent herein provided. For each Preferred Stock Director which shall be elected the Board of Directors shall select from its members one Director (a "Displaced Director") who shall, for so long as the Preferred Stock Director shall remain a Preferred Stock Director, be deemed to have temporarily vacated his or her office as a Director of the Company. The Continuing Directors, by majority vote, shall designate the member or members who shall be Displaced Directors. Such Displaced Directors shall be designated initially from those Directors who are not Continuing Directors, and subsequently, if there shall not have been a sufficient number of Directors who are not Continuing Directors, the balance of the Displaced Directors shall be selected from those Directors who are Continuing Directors.

                                   ARTICLE II

                MERGERS AND CERTAIN OTHER BUSINESS COMBINATIONS.

     A. Unless the Business Combination (as hereinafter defined) shall have been approved by a majority vote of the Continuing Directors (as hereinafter defined) (whether such approval is made prior to or subsequent to the acquisition of beneficial ownership of the Voting Stock that caused the Related Person (as hereinafter defined) to become a Related Person, then, in addition to any affirmative vote required by law or the Articles of Incorporation or the By-Laws of the Company, a Business Combination shall require the affirmative vote of not less than eighty percent (80%) of the votes entitled to be cast by the holders of all of the then outstanding shares of Voting Stock (as hereinafter defined), voting together as a single class. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage or separate class vote may be specified, by law or in any agreement with any national securities exchange or otherwise.

     B. In  addition to the voting  requirements  set forth in Section A of this
Article II, unless the Business Combination shall have been approved by a majority of the Continuing Directors, a Business Combination shall require that all of the following conditions be met with respect to every class or series of outstanding Capital Stock (as hereinafter defined), whether or not the Related Person has previously acquired beneficial ownership of any shares of a particular class or series of Capital Stock:

     1. The aggregate amount of cash and the Fair Market Value (as hereinafter defined), as of the date of the consummation of the Business Combination, of consideration other than cash to be received per share by the holders of Common

Stock in such Business Combination shall be at least equal to the highest amount determined under clauses (a), (b), (c) and (d) below:

          (a) (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by or on behalf of the Related Person for any share of Common Stock in connection with the acquisition by the Related Person of beneficial ownership of any of its holdings of Common Stock, as adjusted for any subsequent stock split, stock dividend, subdivision or reclassification with respect to Common Stock;

          (b) the Fair Market Value per share of Common Stock on the date of the first public announcement of the proposed Business Combination (the "Announcement Date") or on the date on which the Related Person became a Related Person (the "Determination Date"), whichever is higher, as adjusted for any subsequent stock split, stock dividend, subdivision or reclassification with respect to Common Stock;

          (c) (if applicable) the price per share equal to the Fair Market Value per share of Common Stock determined pursuant to the immediately preceding clause (b), multiplied by the ratio of (x) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by or on behalf of the Related Person for any share of Common Stock in connection with the acquisition by the Related Person of beneficial ownership of any of its holdings of Common Stock, as adjusted for any subsequent stock split, stock dividend, subdivision or reclassification with respect to Common Stock to (y) the Fair Market Value per share of Common Stock immediately prior to the initial acquisition of any share of Common Stock by such Related Person (as determined by a majority of the Continuing Directors), as adjusted for any subsequent stock split, subdivision or reclassification with respect to Common Stock; and

          (d) the Company's net income per share of Common Stock for the four full consecutive fiscal quarters immediately preceding the Announcement Date, multiplied by the higher of the then price/earnings multiple (if any) of such Related Person or the highest price/earnings multiple of the Company within the two-year period immediately preceding the Announcement Date (such price/earnings multiples being determined as customarily computed and reported in the financial community).

     2. The aggregate amount of cash and Fair Market Value, as of the date of the date of the consummation of the Business Combination, of consideration other than cash to be received per share by holders of shares of any class or series of outstanding Capital Stock, shall be at least equal to the highest amount determined under clauses (a), (b), (c) and (d) below:

          (a) (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by or on behalf of the Related Person for any share of Capital Stock in connection with the acquisition by the Related Person of beneficial ownership of any of its holdings of such class of Capital Stock, as adjusted for any subsequent stock split, stock dividend, subdivision or reclassification with respect to such class or series of Capital Stock;

          (b) the Fair Market Value per share of such class or series of Capital Stock on the Announcement Date or on the Determination Date, whichever is higher, as adjusted for any subsequent stock split, stock dividend, subdivision or reclassification with respect to such class or series of Capital Stock;

          (c) (if applicable) the price per share equal to the Fair Market Value per share of such class or series of Capital Stock determined pursuant to the immediately preceding clause (b), multiplied by the ratio of (x) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by or on behalf of the Related Person for any share of such class or series of Capital Stock in connection with the acquisition by the Related Person of beneficial ownership of any of its holdings of such class or series of Capital Stock, as adjusted for any subsequent stock split, stock dividend, subdivision or reclassification with respect to such class or series of Capital Stock to (y) the Fair Market Value per share of such class or series of Capital Stock immediately prior to the initial acquisition of any share of such class or series of Capital Stock (as determined by a majority of the Continuing Directors), as adjusted for any subsequent stock split, stock dividend, subdivision or reclassification with respect to such class or series of Capital Stock; and

          (d) (if applicable) the highest preferential amount per share to which the holders of shares of such class or series of Capital Stock would be entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company regardless of whether the Business Combination to be consummated constitutes such an event.

     3. The consideration to be received by the holders of each particular class or series of outstanding Capital Stock of the Company in a Business Combination shall be (a) in cash or (b) if the shares of any particular class or series of the Capital Stock of the Company beneficially owned by the Related Person shall have been acquired for a consideration in a form other than cash, in the same form and of the same kind as the consideration used to acquire the largest number of shares of such class or series previously acquired and beneficially owned by he Related Person.

     4. After the Determination Date and prior to the consummation of such Business Combination:

          (a) except as approved by a majority of the Continuing Directors, there shall have been no failure to declare and pay at the regular date therefor any full quarterly dividends (whether or not cumulative) payable in accordance with the terms of any outstanding Capital Stock;

          (b) there shall have been no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any stock split, stock dividend or subdivision of the Common Stock), except as approved by a majority of the continuing Directors;

          (c) there shall have been an increase in the annual rate of dividends paid on the Common Stock as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction that has the effect of reducing the number of outstanding shares of Common Stock, unless the failure so to increase such annual rate is approved by a majority of the Continuing Directors:

          (d) such Related Person shall not have become the beneficial owner of any additional shares of Capital Stock except as part of the transaction that results in such Related Person becoming a Related Person and except in a transaction that would not result in any increase in the Related Person's percentage of any class or series of Capital Stock; and

          (e) the Related Person shall have taken steps to ensure that the Company's Board of Directors included at all times representation by Continuing Directors proportionate to the ratio that the Capital Stock which from time to time are owned by persons other than the Related Person bear to all Capital Stock outstanding at such respective times (with a Continuing Director to occupy any resulting fractional Board position).

     5. A proxy or information statement complying with the requirements of the Securities Exchange Act of 934, as amended (the "Exchange Act"), or any successor thereto, shall have been mailed to all shareholders of the Company at least 45 days prior to the consummation of the Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to the Exchange Act or subsequent provisions) unless such requirement for a proxy statement is waived by a vote of a majority of the Continuing Directors. The proxy statement shall contain:

          (a) at the front thereof, in a prominent place any recommendations as to the advisability (or inadvisability) of the Business Combination which the Continuing Directors, or any of them, may have furnished in writing; and

          (b) if deemed advisable by a majority of the Continuing Directors, an opinion of a reputable investment banking firm as to the fairness (or lack of fairness) of the terms of such Business Combination, from the point of view of the holders of the Company's Capital Stock other than any Related Person (such investment banking firm to be selected by a majority of the Continuing Directors, to be a firm which has not previously been associated with or rendered services to or acted as manager of an underwriting or as an agent for a Related Person, to be furnished with all information it reasonably requests and to be paid a reasonable fee for its services by the Company upon receipt by the Company of such opinion).

     6. After such Related Person has acquired ownership of not less than 10% of the outstanding shares of any class or series of Capital Stock of the Company and prior to the consummation of such Business Combination, such Related Person shall not have:

          (a) received the benefit, directly or indirectly (except proportionately as a shareholder) of any loans, advances, guarantees, pledges or other financial assistance, or tax credits or other tax advantages provided by the Company,

          (b) made any material changes in the Company's business or equity capital structure or entered into any contract, arrangement or understanding with the Company except any change, contract, arrangement or understanding as may have been approved by a majority of the Continuing Directors, or

          (c) used any asset of the Company as collateral, or compensating balances, directly or indirectly, for any obligation of such related Person.

C. As used in this Article II, the following definitions shall apply:

     1. The terms "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Act as in effect on May 21, 1986 (the "Effective Date") (the term "registrant" in said Rule 12b-2 meaning in this case the Company).

     2. A person shall be a "beneficial owner" of any Capital Stock (a) which such person or any of its Affiliates or Associates beneficially owns, directly or indirectly (b) which such person or any of its Affiliates or Associates has, directly or indirectly, (i) the right to acquire (whether such right is exercisable immediately or subject only to the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or option, or otherwise, or (ii) the right to vote pursuant to any agreement, arrangement or understanding; or (c) which are beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Capital Stock. For the purposes of determining whether a person is a Related Person pursuant to Paragraph 8 of this Section C, the number of shares of Capital Stock deemed to be outstanding shall include shares deemed beneficially owned by such person through application of this Paragraph 2 of Section C, but shall not include any other shares of Capital Stock that may be issuable pursuant to any agreement, arrangement or understanding or upon exercise of conversion rights, warrant or options, or otherwise.

     3. The term "Business Combination" shall mean:

          (a) any merger or consolidation or share exchange of the Company or any Subsidiary (as hereinafter defined) with (i) any Related Person or (ii) any other company (whether or not itself a Related Person) which is or after such merger or consolidation would be an Affiliate (as such term is hereinafter defined) or Associate (as such term is hereinafter defined) of a Related Person, in each case irrespective of which corporation or company is the surviving entity; or

          (b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition or security arrangement, investment loan, advance, guarantee, agreement to purchase, agreement to pay, extension of credit, joint venture participation or other arrangement (in one transaction or a series of transactions) with, to or for the benefit of any Related Person or any Affiliate or Associate of any Related Person involving any assets, securities or commitments of the Company, any Subsidiary or any Related Person or any Affiliate or Associate of any Related Person having an Aggregate Fair Market Value and/or involving aggregate commitments of $5,000,000 or more or constituting more than five percent of the book value of the total assets (in the case of transactions involving assets or commitments other than Capital Stock) or five percent of the shareholders' equity (in the case of transactions in Capital Stock) of the entity in question (the "Substantial Part"), as reflected in the most recent fiscal year-end consolidated balance sheet of such entity existing at the time the shareholders of the Company would be required to approve or authorize the Business Combination involving the assets, securities and/or commitments constituting any Substantial Part; or

          (c) the issuance or transfer by the Company or any Subsidiary (in one transaction or a series of related transactions) of any securities of the Company or any Subsidiary to any Related Person or any Affiliate or Associate thereof (other than an issuance or transfer of securities which is effected on a pro rata basis to all shareholders of the Company); or

          (d) the adoption of any plan or proposal for the liquidation or dissolution of the Company proposed by or on behalf of, or voted for or consented to by, a Related Person or Affiliate or Associate thereof; or

          (e) any reclassification of securities (including any reverse stock split) or recapitalization or reorganization of the Company, or any merger or consolidation of the Company with any of its Subsidiaries or any other transaction (whether or not with a Related Person or any Affiliate or Associate thereof) that has the effect, directly or indirectly, of increasing the proportionate share of any class or series of Capital Stock or of any securities of a Subsidiary, or any securities convertible into Capital Stock or into equity securities of any Subsidiary, that is beneficially owned by any Related Person or any Affiliate or Associate of any Related Person; or

          (f) any other transaction or series of transactions that is similar in purpose or effect to, or any agreement, contract or other arrangement providing for any one or more of, the actions specified in the foregoing clauses (a) through (e).

     4. The term "Capital Stock" shall mean all capital stock of the Company authorized to be issued from time to time under the Articles of Incorporation of the Company, as such may be amended from time to time.

     5. The term "Continuing Director" means any member of the Board of Directors, while such person is a member of the Board of Directors, who is not an Affiliate or Associate or representative of the Related Person and was a member of the Board of Directors prior to the time that the Related Person became a Related Person, and any successor of a Continuing Director, while such successor is a member of the Board of Directors, who is not an Affiliate or Associate or representative of the Related Person and is recommended or elected to succeed the Continuing Director by a majority of Continuing Directors then in office.

     6. The term "Fair Market Value" means (a) in the case of cash, the amount of such cash; (b) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or, if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Act on which such stock is listed, or if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the 30-day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotations System or any similar system then in use, or if no such quotations are available, the fair market value on the date in question of a share of such stock as determined by a majority of the Continuing Directors in good faith; and (c) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined in good faith by a majority of the Continuing Directors.

     7. The term "person" shall mean any individual, firm, company or other entity and shall include any group comprised of any person and any other person with whom such person or any Affiliate or Associate of such person has any agreement, arrangement or understanding, directly or indirectly, for the purpose of acquiring, holding voting or disposing of Capital Stock.

     8. The term "Related Person" shall mean any person, or Associate or Affiliate thereof (other than the Company or any Subsidiary and other than and profit-sharing, employee stock ownership or other employee benefit plan of the Company or any Subsidiary or any trustee of or fiduciary with respect to any such plan when acting in such capacity) who (a) is the beneficial owner of (i) ten percent (10%) or more of the then outstanding shares of any class of Voting Stock or (ii) Voting Stock representing ten percent (10%) or more of the votes entitled to be cast by the holders of all the then outstanding shares of Voting Stock (any such ten percent (10%) ownership to be hereinafter referred to as a "Ten Percent Interest"); or (b) is an Affiliate or Associate of the Company and at any time within the five year period immediately prior to the date in question was the beneficial owner of a Ten Percent Interest; or (c) is an assignee of or has otherwise succeeded to any shares of Capital Stock which were at any time within five years prior to the date in question beneficially owned by any Related Person, and such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

     9. The term "Subsidiary" means any corporation of which a majority of any class of equity security (as defined in Rule 3a11-1 under the Act as in effect on the Effective Date) is beneficially owned by the Company; provided, however, that for the purposes of the definition of Related Person set forth in Paragraph 8 of this Section C, the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is beneficially owned by the Company.

     10. The term "Voting Stock" shall mean all Capital Stock which by its term may be voted on all matters submitted to shareholders of the Company generally.

     11. In the event of any Business Combination in which the Company survives, the phrase "consideration other than cash to be received" as used in Paragraphs 1 and 2 of Section B of this Article II shall include the shares of Common Stock and/or the shares of any other class or series of Capital Stock retained by the holders of such shares.

     D. A majority of the Continuing Directors shall have the power and duty to determine for the purposes of this Article II, on the basis of information known to them after reasonable inquiry, (a) whether a person is a Related Person, (b) the number of shares of Capital Stock or other securities beneficially owned by any person, (c) whether a person is an Affiliate or Associate of another, (d) whether the assets that are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Company or any Subsidiary in any Business Combination has, an aggregate Fair Market Value of $5,000,000 or more, (e) whether the assets or securities that are the subject of any Business Combination constitute a Substantial part, (f) whether a person has an agreement, arrangement or understanding with another as to the matters referred to in Paragraph 6 of Section C of this Article II, and
(g) any other matters with respect to which a determination is required under this Article II. Any such determination made in good faith shall be binding and conclusive on all parties.

     E. Nothing contained in this Article II shall be construed to relieve any Related Person from any fiduciary obligation imposed by law.

     F. The fact that any Business Combination complies with the provisions of Section B of this Article II shall not be construed to impose any fiduciary duty, obligation or responsibility on the Board of Directors, or any member thereof, to approve such Business Combination or to recommend its adoption or approval to the shareholders of the Company, nor shall such compliance limit, prohibit or otherwise restrict in any manner the Board of Directors, or any member thereof, with respect to evaluations or actions and responses taken with respect to such Business Combination.

                                   ARTICLE III

                   FACTORS TO BE CONSIDERED IN CONNECTION WITH
          PROPOSALS FOR MERGERS AND CERTAIN OTHER BUSINESS COMBINATIONS

     The Board of Directors, in evaluating any proposal by another party to (a) make a tender or exchange offer for any securities of the Company, (b) effect

Business Combination (as defined in Article II), or (c) effect any other transaction having an effect upon the properties, operations or control of the Company similar to a tender or exchange offer or Business Combination, as the case may be, whether by a Related Person (as defined in Article II) or otherwise, may, in connection with the exercise of its judgment as to what is in the best interests of the Company and its shareholders, give due consideration to the following:

          A. the consideration to be received by the Company or its shareholders in connection with such transaction in relation not only to the then current market price for the outstanding Capital Stock (as defined in
     Article II) of the Company, but also to the market price for the Capital Stock of the Company over a period of years, the estimated price that might be achieved in a negotiated sale of the Company as a whole or in part through orderly liquidation, the premiums over market price for the securities of other corporations in similar transactions, current political, economic and other factors bearing on securities prices and the Company's financial condition, future prospects and future value as an independent corporation;

          B. the character, integrity and business philosophy of the other party or parties to the transaction and the management of such party or parties;

          C. the business and financial conditions and earnings prospects of the other party or parties to the transaction, including, but not limited to, debt service and other existing or likely financial obligations of such party or parties, the intention of the other party or parties to the transaction regarding the use of the assets of the Company to finance the acquisition, and the possible effect of such conditions upon the Company and its subsidiaries and the other elements of the communities in which the Company and its subsidiaries operate or are located;

          D. the projected social, legal and economic effects of the proposed action or transaction upon the Company or its subsidiaries, its employees, suppliers, customers and others having similar relationships with the Company, and the communities in which the Company and its subsidiaries do business;

          E. the general desirability of the continuance of the Company as an independent entity; and

          F. such other factors as the Continuing Directors (as defined in Article II) may deem relevant.

                                   ARTICLE IV.

                                   AMENDMENTS.

     Notwithstanding any other provisions of the Articles of Incorporation or the By-Laws of the Company (and notwithstanding the fact that a lesser percentage or separate class vote may be specified by law, the Articles of Incorporation or the By-Laws of the Company), the affirmative vote of the holders of not less than eighty percent (80%) of the votes entitled to be cast by the holders of all the then outstanding shares of Voting Stock, voting together as a single class shall be required to amend, change or repeal, or adopt any provisions inconsistent with, or which modify or permit the circumvention of, these Articles I, II, III and IV; provided, however, that this
Article IV shall not apply to, and such eighty percent (80%) vote shall not be required for, any amendment, change, repeal or adoption recommended by a majority of the Continuing Directors.

For use by the
Secretary of State

                            STATE OF MAINE             MAINE
File No. 19240001D
         19260012D     ARTICLES OF MERGER OF     SECRETARY OF STATE
Fee Paid $25.00        STONINGTON & DEER ISLE          FILED
C.B.     -----             POWER COMPANY          November 23, 1987
Date:    2-8-88        (A MAINE CORPORATION)           Agent
                                INTO
                    BANGOR HYDRO-ELECTRIC COMPANY
                        (A MAINE CORPORATION)

Pursuant to 13-A MRSA 903, the Board of Directors of each participating corporation approve and the undersigned corporations, adopt the following Articles of Merger:

     FIRST: The plan of merger is set forth in Exhibit A attached hereto and made a part thereof.

     SECOND: As to each corporation, the shareholders of which voted on such plan of merger, the number of shares outstanding and the number of shares entitled to vote on such plan, and the number of such shares voted for and against the plan as follows:

 Name of       No. of Shares    No. of Shares        Voted     Voted
Corporation       Outstanding   Entitled to Vote     For       Against
------------      ------------  -----------------    -----     --------
Stonington &               40                 40        40           0
 Deer Isle
 Power Company

     THIRD: If the shares of any class were entitled to vote as a class, the designation and number of the outstanding shares of each such class, and the number of shares of each such class voted for and against the plan, are as follows:

 Name of          No. of Shares      No. of Shares       Voted     Voted
Corporation       Outstanding        Entitled to Vote    For       Against
------------      ------------      ----------------     -----     --------
  N/A

               (Include the following paragraph if the merger was
             authorized without the vote of the shareholders of the
                 surviving corporation. Omit if not applicable.)

     FOURTH: The plan of merger was adopted by the participating corporation which is to become the surviving corporation in the merger without any vote of its shareholders, pursuant to section 902, subsection 5. The number of shares of each class outstanding immediately prior to the effective date of the merger, and the number of shares of each class outstanding immediately prior to the effective date of the merger, and the number of shares of each class to be issued or delivered pursuant to the plan or merger of the surviving corporation are set forth as follows:

                              Number of Shares      Number of Shares
                                Outstanding          to be Issued
                              Immediately Prior      or Delivered
Designation                     to Effective          Pursuant to
 of Class                      Date of Merger         the Merger
----------------          ----------------------    ---------------
Common                           4,450,684                  0

7% Preferred                        25,000                  0

4 1/4 % Preferred                    4,840                  0

4% Preferred                        17,500                  0

     FIFTH: The address of the registered office in Maine of Stonington & Deer Isle Power Company, herein designated as the merged corporation, is Main Street, Sunset, Maine 04683.

     The address of the registered office in Maine of Bangor Hydro-Electric Company, herein designated as the surviving corporation, is 33 State Street, PO Box 932, Bangor, Maine 04041.

     SIXTH: Effective date of the merger (if other than date of filing of Articles) is . (Cannot exceed 60 days subsequent to filing date of articles, see 905, sub-1.)

         Dated:  November 23, 1987

                           Bangor Hydro-Electric Company
                              (name of corporation)
                           By \ss\ Frederick S. Samp
                                Frederick S. Samp, Clerk
                           Stonington & Deer Isle Power Company
                                 (name of corporation)
                           By \ss\ Robert L. Platt
                                Robert L. Platt, Clerk

I certify that I have custody of the minutes showing the above action by the shareholders of Stonington & Deer Isle Power Company.

\ss\  Robert L. Platt
   Robert L. Platt, Clerk

------------------------------------
 * The name of the corporation should be typed, and the document must be signed by (1) Clerk or (2) by the President of a vice-president and by the Secretary or an assistant secretary or such other officer as the bylaws may designate as a second certifying officer or (3) if there are no such officers, then by a majority of the Directors or by such Directors as may be designated by majority of directors then in office or (4) if there are not such directors, then by the holders, or such of them as may be designated by the holders, of record of a majority of all outstanding shares entitled to vote thereon or (5) by the holders of all of the outstanding shares of the corporation.

FORM NO. MBCA-10

                                                                       EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER

         AGREEMENT AND PLAN OF MERGER, dated as of May 12, 1987 (the "Agreement") between BANGOR HYDRO-ELECTRIC COMPANY, a Maine corporation ("Bangor"), and STONINGTON & DEER ISLE POWER COMPANY, a Maine corporation ("Stonington").

         WHEREAS, the Boards of Directors of Bangor and Stonington have each determined that it is in the best interests of their respective stockholders for Stonington to merge with and into Bangor (the "Merger"), upon the terms and subject to the conditions set forth herein;

NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I

                                   THE MERGER

     Section 1.1. The Merger. On the Effective Date (as defined in Section 1.2.), Stonington shall be merged with and into Bangor in accordance with the applicable provisions of the law of the State of Maine and the separate existence of Stonington shall cease. Bangor, as the surviving corporation in the Merger, shall continue its corporate existence under its present name pursuant to the laws of the State of Maine.

     Section 1.2. Effective Date. As promptly as practicable after the satisfaction or waiver of the conditions set forth in Article V, the parties hereto shall cause the Merger to be consummated by filing Articles of Merger with the Secretary of State of the State of Maine, in such form as required by, and executed in accordance with the relevant provisions of Maine law (the date of such filing being the "Effective Date").

     Section 1.3. Subsequent Actions. If, at any time after the Effective Date, Bangor shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in Bangor its right, title or interest in, to or under any of the rights, properties or assets of Stonington acquired or to be acquired by Bangor as a result of, or in connection with, the Merger or otherwise to carry out this Agreement, the officers and directors of Bangor shall be authorized to execute and deliver, in the name and on behalf of Stonington, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of Stonington, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in Bangor or otherwise to carry out this Agreement.

     Section 1.4. Articles of Incorporation. The Articles of Incorporation of Bangor as in effect on the Effective Date shall continue to be the Articles of Incorporation of Bangor.

     Section 1.5. By-Laws. The By-Laws Of Bangor as in effect on the Effective Date shall continue to be the By-Laws of Bangor.

     Section 1.6. Directors and Officers. The directors and officers of Bangor as of the Effective Date shall continue to serve as directors and officers in accordance with the By-Laws of Bangor.

     Section 1.7. Conversion of Shares. As of the Effective Date, by virtue of the Merger and without any action on the part of the holders thereof, each outstanding share of common stock of Stonington (other than Dissenting Shares as defined in Section 1.8) shall be cancelled and converted into the right to receive from Bangor a sum in cash to be computed as follows: 1) a fraction, the numerator of which is the total common equity of Stonington as of the last day of the month next preceding the month in which the Effective Date falls, and the denominator of which is the number of outstanding shares of common stock of Stonington as of the Effective Date; plus 2) S40,000 divided by the number of outstanding shares of common stock of Stonington as of the Effective Date. Total common equity shall be determined from the books of Stonington subject to the right of Bangor to confirm the amount by an independent audit.

     Section 1.8. Dissenting Shares. Notwithstanding any provision of this Agreement to the contrary, any share of common stock of Stonington held by a holder who has demanded payment of the fair value of his share in accordance with Maine law and as of the Effective Date has neither effectively withdrawn nor lost his right to make such demand ("Dissenting Shares"), shall not be converted into or represent a right to receive cash pursuant to Section 1.7, but the holder thereof shall only be entitled to such rights as are granted by Maine law.

     Section 1.9. Surrender of Shares. Each holder of a certificate or certificates representing any shares cancelled upon the Merger pursuant to
Section 1.7. may on or after the Effective Date surrender such certificate or certificates to the Assistant Treasurer of Bangor or his designee for a period of one year after the Effective Date. At the time of such surrender, the Assistant Treasurer of Bangor or his designee shall make the cash payment specified in Section 1.7. Stonington agrees that it shall cause the distribution to holders of record of common stock as of the Effective Date of appropriate materials to facilitate such surrender.

                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF STONINGTON

     Stonington represents and warrants to Bangor as follows:

     Section 2.1. Corporate Organization. Stonington is a corporation duly organized, validly existing and in good standing under the laws of the State of Maine and has the requisite corporate power and authority and any necessary governmental authority to own, operate or lease the properties that it purports to own, operate or lease and to carry on its business as it is now being conducted.

     Section 2.2. Authority Relative to this Agreement. The execution and delivery of this Agreement by Stonington and the consummation by Stonington of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Stonington and, subject to obtaining any necessary stockholder approval of the Merger, no other corporate proceeding is necessary for the execution and delivery of this Agreement by Stonington, the performance by Stonington of its obligations hereunder and the consummation by Stonington of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Stonington and constitutes a legal, valid and binding obligation of Stonington, enforceable against it in accordance with its terms subject to laws affecting the enforcement of creditors' rights and the availability of equitable remedies.

     Section 2.3. No Conflict. The execution and delivery of this Agreement by Stonington do not, and the performance of this Agreement by Stonington will not,
(a) conflict with or violate any law, regulation, court order, judgment or decree applicable to Stonington by which any of their property is bound or affected, (b) violate or conflict with either the Articles of Incorporation or By-Laws of Stonington, or (c) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination or cancellation of, or result in the creation of a lien or encumbrance of any of the property or assets of Stonington pursuant to, any contract, instrument, permit, license or franchise to which Stonington is a party or by which Stonington or any of its property is bound or affected.

     Section 2.4. Required Filings and Consents. Except for filings or consents listed as conditions precedent to the obligations of Stonington in Article V, and except for filing and recordation of appropriate merger documents as required by Maine Law, Stonington is not required to submit any notice, report or other filing with any governmental authority, domestic or foreign, in connection with the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby, and no waiver, consent, approval or authorization of any governmental or regulatory authority, domestic or foreign, is required to be obtained or made by Stonington in connection with its execution, delivery or performance of this Agreement.

     Section 2.5. Common Stock of Stonington. As of the date hereof, Stonington has issued and outstanding 40 shares of common stock, $100 par value. All outstanding shares of common stock of Stonington are duly and validly authorized and issued, fully paid and nonassessable, and none of such shares has been issued in violation of any preemptive rights of any present or former shareholders. Stonington has no outstanding securities convertible into or exercisable for its common stock and is not a party to any other agreements of any nature whereby it may be obligated to issue additional shares of common stock.

     Section 2.6. Liabilities, Debts, or Obligations. Stonington has no material liabilities, debts or obligations, whether accrued, absolute, contingent or otherwise, and whether due or to become due, which have not been fully and adequately disclosed to Bangor.

     Section 2.7. Actions. Suits or Proceedings. To the best knowledge of management of Stonington, other than matters pending before the Maine Public Utilities Commission, there are no actions, suits or proceedings pending or threatened against or affecting Stonington or any of its properties before any court, arbitrator, or governmental body which would, if determined adversely to Stonington, have a material adverse effect on the financial condition, business or operations of Stonington or the ability of Stonington to perform its obligations under this Agreement.

     Section 2.8. Title to Properties. Stonington has as of the date hereof and as of the Effective Date will have good and marketable title to all of its properties and assets, free and clear of all restrictions, conditions, liens, mortgages and encumbrances and similar claims, except as disclosed in writing to Bangor.

     Section 2.9. Brokers' or Finders' Fees. Stonington has not incurred and will not incur any brokers' or finders' fees in connection with the merger.

     Section 2.10. Tax Liabilities. Stonington has filed all Federal, State and local tax returns required to be filed by it, except those for which valid extensions of time have been granted, and paid all taxes, assessments, fees and other governmental charges imposed upon Stonington, or upon any of its properties, income or franchises which are due and payable, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. Except as to taxes which may result from the transactions contemplated by this Agreement, and taxes related to contributed property contributed since January 1, 1987 for which no reserve has been established or exists (although such taxes will be reflected on the financial statements for the month next preceding the month in which the Effective Date falls) all known tax liabilities of Stonington are adequately provided for.

     Section 2.11. Employment or Similar Contracts. Stonington does not have any employment, bonus, pension or similar type contracts, plans or agreements with any persons.

     Section 2.12. Books and Records. The books of account and records of Stonington accurately reflect the amount and nature of its assets and liabilities and the transactions represented by such books of account and record as of the date hereof and as of the Effective Date. Such books of account and records constitute an accurate basis upon which to determine the investment in property dedicated to public utility service and to support the appropriate calculations for rate-making and Federal and State income tax purposes.

                                   ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF BANGOR

     Bangor represents and warrants to Stonington as follows:

     Section 3.1. Corporate Organization. Bangor is a corporation duly organized, validly existing and in good standing under the laws of the State Of Maine and has the requisite corporate power and authority and any necessary governmental authority to own, operate or lease the properties that it purports to own, operate or lease and to carry on its business as it is now being conducted.

     Section 3.2. Authority Relative to this Agreement. The execution and delivery of this Agreement by Bangor and the consummation by Bangor of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Bangor and no other corporate proceeding is necessary for the execution and delivery of this Agreement by Bangor, the performance by Bangor of the obligations hereunder and the consummation by Bangor of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Bangor and constitutes a legal, valid and binding obligation of Bangor, enforceable against it in accordance with its terms, subject to laws affecting the enforcement of creditors' rights and the availability of equitable remedies.

     Section 3.3. No Conflict. The execution and delivery of this Agreement by Bangor do not, and the performance of this Agreement by Bangor will not, (a) violate or conflict with either the Articles of Incorporation or By-Laws of Bangor, or (b) result in any breach of or constitute a default (or an event of which with notice or lapse of time or both would become a default) under, or give to others any rights of termination or cancellation of, or result in the creation of a lien or encumbrance on any of the property or assets of Bangor pursuant to, any contract, instrument, permit, license or franchise to which Bangor is a party or by which Bangor or any of its property is bound or affected.

     Section 3.4. Required Filings and Consents. Except for filings or consents listed as conditions precedent to the obligations of Bangor in Article V, and except for filing and recordation of appropriate merger documents as required by Maine Law, Bangor is not required to submit any notice, report or other filing with any governmental authority, domestic or foreign, in connection with the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby, and no waiver, consent, approval or authorization of any governmental or regulatory authority, domestic or foreign, is required to be obtained or made by Bangor in connection with its execution, delivery or performance of this Agreement

     Section 3.5. Actions, Suits or Proceedings. To the best knowledge of the management of Bangor, there are no actions, suits or proceedings pending or threatened against or affecting Bangor or any of its properties before any court, arbitrator, or governmental body which would, if determined adversely to Bangor, have a material adverse effect on the financial condition, business or operations of Bangor or the ability of Bangor to perform its obligations under this Agreement.

                                   ARTICLE IV

                     CONDUCT OF BUSINESS PENDING THE MERGER

     Section 4.1. Acquisition Proposals. Stonington will notify Bangor immediately if any inquiries or proposals are received by, any information is requested from, or any negotiations or discussions are sought to be initiated or continued with Stonington, in each case in connection with any acquisition, business combination or purchase of all or any significant portion of the assets of, or any equity interest in Stonington.

     Section 4.2. Conduct of Business of Stonington Pending the Merger. Stonington covenants and agrees that between the date of this Agreement and the Effective Date, unless Bangor shall otherwise consent in writing, the business of Stonington shall be conducted only in, and Stonington shall not take any action except in, the ordinary course of business and in a manner consistent with past practice; and Stonington will use its best efforts to preserve substantially intact the business organization of Stonington, to keep available the services of the present officers, employees and consultants of Stonington and to preserve the present relationships of Stonington with customers, suppliers and other persons with which Stonington has significant business relations.

         Section 4.3. Provision of Records and Information. Stonington shall permit representatives of Bangor to make such independent audit and examination of its books, contracts, tax returns, orders and other records and properties and shall furnish Bangor with such additional information as Bangor may reasonably request. If for any reason this Merger is not consummated, Bangor will not use confidential information obtained from Stonington in any manner detrimental to Stonington and will promptly return to Stonington all materials obtained during the course of any investigation.

     Section 4.4. Dividends. Stonington will not declare or pay any dividends on
any  outstanding   shares  or  purchase  any  such  shares  or  make  any  other distribution on such shares prior to the Effective Date.

                                    ARTICLE V

             CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE PARTIES

     The obligations of Bangor and Stonington pursuant to this Agreement are subject to the fulfillment and satisfaction at, or prior to the Effective Date, of each of the following conditions:

     Section 5.1 Stockholder Approval. The Merger and this Agreement shall have been approved and adopted by the stockholders of Stonington.

     Section 5.2. Approval by Boards of Directors. All actions required by law to have been taken by the Board of Directors of Bangor and the Board of Directors of Stonington in order to effect the Merger and perform this Agreement shall have been duly and validly taken.

     Section 5.3. Representations and Warranties. The representations and warranties of Bangor and Stonington set forth in Articles II and III shall be true and correct in all material respects on the date hereof and shall also be true and correct in all material respects on and as of the Effective Date.

     Section 5.4. Approval by the Maine Public Utilities Commission. Bangor and Stonington shall have obtained all approvals required under Maine Law from the Maine Public Utilities Commission in order to effect the Merger and perform this Agreement.

     Section 5.5. Approval by the Federal Energy Regulatory Commission. Bangor and Stonington shall have obtained all approvals required under Federal Law from the Federal Energy Regulatory Commission in order to effect the Merger and perform this Agreement.

     Section 5.6. Other Required Filings, Consents, Approvals, Licenses, Exemptions or Registrations. Other than the filing of Articles of Merger with the Secretary of State of the State of Maine, all other required filings and all other consents, approvals, licenses, exemptions or registrations required to be obtained from any court or governmental department, commission, board, bureau, agency or instrumentality necessary in order to effect the Merger and perform this Agreement shall have been obtained.

                                   ARTICLE VI

                           TERMINATION AND ABANDONMENT

     This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Date:

     Section 6.1. Mutual Agreement. By mutual agreement of the Boards of Directors of Bangor and Stonington;

     Section 6.2. By Bangor. By the Board of Directors of Bangor if at any time before the Effective Date, any of the representations or warranties contained in
Article II shall be incorrect or if Stonington is otherwise in default of this Agreement;

     Section 6.3. By Stonington. By the Board of Directors of Stonington if at any time before the Effective Date, any of the representations or warranties contained in Article III shall be incorrect or if Bangor is otherwise in default of this Agreement.

     Section 6.4. By Passage of Time. By either party upon two (2) days' written notice if the Effective Date shall not have occurred by February 29, 1988.

                                   ARTICLE VII

                              AMENDMENT AND WAIVER

     Section 7.1. Amendment. This Agreement may be amended by the parties hereto at any time prior to the Effective Date. Any amendment shall be by an instrument in writing signed by the parties hereto.

     Section 7.2. Waiver. At any time prior to the Effective Date, either party hereto may (a) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (b) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such waiver shall be valid only as against such party and only if set forth in an instrument in writing signed by such party.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

     Section 8.1. Notices. All notices and other communications given or made pursuant hereto shall be in writing and delivered personally or sent by mail to the parties as follows:

                  (a)      If to Bangor, to:

                           Robert S. Briggs, Esq.
                           Bangor Hydro-Electric Company
                           33 State Street
                           P. O. Box 932
                           Bangor, ME 04401

                  (B)      if to Stonington, to:

                           Robert Platt

                           Stonington & Deer Isle Power Company
                           Sunset, ME  04683

     Section 8.2. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     Section 8.3. Entire Agreement. This Agreement constitutes the entire agreement of the parties and supersedes any and all other prior agreements and undertakings, both written and oral, with respect to the subject matter hereof, and except as otherwise expressly provided herein, is not intended to confer upon any other person any rights or remedies hereunder.

     Section 8.4. Assignment. This Agreement is not assignable by either party in any respect without the prior written consent of the other.

     Section 8.5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Maine.

     Section 8.6. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which shall together constitute one and the same Agreement.

     Section 8.7. Expenses. Both parties to this Agreement shall bear their respective expenses incurred in connection herewith whether or not this Agreement is consummated, including without limitation the fees of their respective counsel.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first stated above by their duly authorized officers.

WITNESSES:                          BANGOR HYDRO-ELECTRIC COMPANY

\ss\ Robert S. Briggs                    By:  \ss\ T.A. Greenquist
                                         Its: President

\ss\ ...                            STONINGTON & DEER ISLE POWER COMPANY
                                         By: \ss\
                                         Its: Chairman of the Board

For use by the
Secretary of State

                                 STATE OF MAINE                   MAINE
File No. 19240001D                                          SECRETARY OF STATE
Fee Paid $20.00                   STATEMENT OF                  FILED
C.B.     -----              RESOLUTION ESTABLISHING         December 21, 1989
 Date:  12-21-89              SERIES OF SHARES OF                Agent
                         BANGOR HYDRO-ELECTRIC COMPANY
                             (8.76% Preferred Stock)

     Pursuant to 13-A MRSA 503, the undersigned corporation submits the following for the purpose of establishing and designating a series of shares and fixing and determining the relative rights and preferences thereof:

     FIRST: The attached resolution establishing and designating the series and fixing and determining the relative rights and preferences thereof was duly adopted by the Board of Directors on December 20, 1989.

     SECOND: The Articles expressly grant to the Board of Directors the authority to make such a resolution.

     THIRD: The address of the registered office of the corporation is: 33 State Street, PO Box 932, Bangor ME 04401.

         Dated:  December 20, 1989

         Legibly print or            Bangor  Hydro-Electric  Company
         type name and                 (name of corporation)
         capacity  of  all           By  \ss\  Frederick  S.  Samp
         signers                           Frederick S. Samp, Clerk
         13-A MRSA 104.

------------------------------------
 * The name of the corporation should be typed, and the document must be signed by (1) Clerk or (2) by the President of a vice-president and by the Secretary or an assistant secretary or such other officer as the bylaws may designate as a second certifying officer or (3) if there are no such officers, then by a majority of the directors or by such directors as may be designated by majority of directors then in office or (4) if there are not such directors, then by the holders, or such of them as may be designated by the holders, of record of a majority of all outstanding shares entitled to vote thereon or (5) by the holders of all of the outstanding shares of the corporation.

FORM NO. MBCA-7

     FURTHER RESOLVED that none of the holders of any of the classes or series of the Preferred Stock, and none of the holders of the Common Stock, of the Company shall have the preemptive right to subscribe for and take shares of the 8.76% Preferred Stock; and

     FURTHER RESOLVED that the Company does hereby appoint and designate Smith Barney, Harris Upham & Co. Incorporated of New York as its representative in this sale of the 8.76% Preferred Stock, and does hereby authorize said Smith Barney, Harris Upham & Co. Incorporated to dispose of said 8.76% Preferred Stock at private sale at part value; and

     FURTHER RESOLVED that the appropriate officers of the Company be and they hereby are authorized and directed to file with the Maine Public Utilities Commission an application for approval of the issuance of the 8.76% Preferred Stock, including any and all amendments thereto, and to do all other acts necessary or desirable in order to secure the approval of said Maine Public Utilities Commission; and

     FURTHER RESOLVED that upon receipt of the Order of said Maine Public Utilities Commission relative to the issuance and sale of the 8.76% Preferred Stock, said Order is to be recorded upon the books of the Company by its Clerk or Assistant Clerk; and

         FURTHER RESOLVED that pursuant to Article XII of the By-Laws of the Company, said By-Laws be amended in order to set forth the dividend, designation, terms, conditions and restrictions relative to the 8.76% Preferred Stock, as follows:

     (a) The first paragraph of Article XI, Section 2, is hereby amended to read as follows:

         "Section 2. The 250,000 shares of Preferred Stock shall be available for classification and reclassification in different classes or series from time to time. Subject to reclassification upon retirement by redemption or otherwise, 25,000 shares shall be 7% Preferred Stock, 17,500 shares shall be 4% Preferred Stock, Series A, 4,840 shares shall be 4 1/4% Preferred Stock, and 150,000 shares shall be 8.76% Preferred Stock."

     (b) The first line of the second paragraph of Article XI, Section 2, is hereby amended to read as follows:

         "The remaining shares, 52,660 in number, plus additional shares...

     (c) The fourth sentence of Article XI, Section 3 is hereby amended by deleting the words "and paragraph (e) of Section 7" so that the sentence reads as follows:

         "Except as provided in paragraph (b) of Section 6, the holders of the Common Stock are entitled to receive all additional surplus or net profits which the Directors may order distributed in dividends, after the dividends above provided for shall have been paid or set apart."

         (d)      Article XI, Section 4(b) is hereby amended to read as follows:

         "(b) If at any time dividends payable on the Preferred Stock shall be in default in an amount equal to or exceeding four quarterly dividend payments, or if the Company shall fail to make any required sinking fund payment on the Preferred Stock, then, until all dividends or sinking fund payments so in default have been paid or declared and set apart for payment, the holders of shares of Preferred Stock of each and every class or series, voting as a single class, shall be entitled, at any annual meeting during which dividends or sinking fund payments are so in default, to elect the smallest number of Directors necessary to constitute a majority of the full Board of Directors, the balance of the directors to be elected by the holders of shares having general voting powers."

     (e) Article XI, Section 4 is hereby amended by adding a subsection (c) to read as follows:

         "(c) Notwithstanding the provisions of Section 5 of Article III of these By-Laws, except as provided in paragraph (b) of this Section 4, the holders of the 8.76% Preferred Stock shall not be entitled to vote at any meeting of stockholders."

     (f) Article XI, Section 5 is hereby amended to read as follows:

         Section 5. In case of liquidation or dissolution of the Company, the assets, irrespective of whether they shall consist of capital assets or accumulated earnings, shall be distributed as follows: All holders of Preferred Stock shall be entitled to be paid in full both the par amount of their shares and an amount equal to the unpaid dividends accumulated and accrued thereon and, in the case of the 8.76% Preferred Stock, if such liquidation or dissolution is voluntary an amount equal to the premium specified in Section 6(a) below, before any amount shall be paid to the holders of the Common Stock, and in case the assets shall not be sufficient to pay in full all of the Preferred Stock and dividends accumulated and accrued thereon, and applicable premium, then the principal thereof shall first be paid pro rata, thereafter a pro rata distribution of any excess shall be made on account of the accumulated dividends, based on the total amount of unpaid dividends accumulated and accrued thereon, and thereafter a pro rata distribution of any excess shall be made on account of applicable premium, based on the total amount of applicable premium, but after such payment to the holders of the Preferred Stock, the remaining assets and funds shall be paid to the holders of the Common Stock, according to their respective shares."

     (g) Article XI, Section 6 is hereby redesignated as Article XI Section 6(a) and is hereby amended to read as follows:

         "Section 6. (a) The 7% Preferred Stock shall bear dividends at the rate of 7% per annum and shall not be redeemable. The 4% Preferred Stock, Series A, shall bear dividends at the rate of 4% per annum and shall be redeemable at 112% if called on or prior to October 1, 1950; at 111% thereafter through October 1, 1951; and after October 1, 1951 at 110%, plus accrued dividends in every case. The 4 1/4% Preferred Stock shall bear dividends at the rate of 4 1/4% per annum and shall be redeemable at 102% is called on or prior to April 1, 1954; at 101% thereafter through April 1, 1959; and after April 1, 1959 at 100%; plus occurred dividends in every case. Except as provided in Sections 6(d) through 6(o), the 8.76% Preferred Stock shall bear dividends at the rate of 8.76% per annum and shall not be redeemable prior to December 27, 1994. Dividends on the 8.76% Preferred Stock shall be cumulative and paid quarterly no later than the first business day following each January 19, April 19, July 19, and October 19. The 8.76% Preferred Stock shall be redeemable at the option of the Company as follows:

          At 105.63% if called on or prior to December 27, 1995; At 105.01% if called on or prior to December 27, 1996; At 104.38% if called on or prior to December 27, 1997; At 103.75% if called on or prior to December 27, 1998; At 103.13% if called on or prior to December 27, 1999; At 102.50% if called on or prior to December 27, 2000; At 101.88% if called on or prior to December 27, 2001; At 101.25% if called on or prior to December 27, 2002; At 100.63% if called on or prior to December 27, 2003; and after December 27, 2003 at 100%;
          plus accrued dividends in every case.

Preferred Stock, which is the subject of redemption, may be called in whole or in part upon any dividend payment date by appropriate resolution adopted by the Board of Directors at any regular or special meeting upon 60 days' written notice to the owners thereof of record to be given by mailing copies of the notice of redemption, postage prepaid, addressed to such owners at their addresses as shown on the books of the Company. In the case of the 8.76% Preferred Stock, notice of redemption to the owners thereof of record shall be by certified mail, postage prepaid, or by a nationally recognized overnight delivery service. If less than all of the outstanding shares of any class or series of Preferred Stock shall be redeemed at any time, the stock to be so redeemed shall be determined by lot, in such manner as the Board of Directors may determine and prescribe, except that the shares of the 8.76% Preferred Stock shall be redeemed pro rata."

     (h) Article XI, Section 6 is hereby amended by adding a subsection (b) to read as follows:

         "(b) The 8.76% Preferred Stock shall also be subject to redemption through the operation of a sinking fund (hereinafter called the Sinking
         Fund) at the redemption price of $100 per share plus an amount equal to the dividends accrued and unpaid thereon to the redemption date, whether or not earned or declared (the Sinking Fund Redemption Price). For the purposes of the Sinking Fund, out of any net assets of the Company legally available therefor remaining after full cumulative dividends upon all Preferred Stock then outstanding to the end of the current dividend period therefor shall have been paid or declared and set apart for payment, the Company shall set aside in cash annually on December 27 in each year commencing with December 27, 1995, an amount sufficient to redeem at the Sinking Fund Redemption Price, 15,000 shares of the 8.76% Preferred Stock. The Sinking Fund shall be cumulative so that if on any such December 27 the net assets of the Company legally available therefor shall be insufficient to permit any such amount to be set aside in full, or if for any other reason such amount shall not have been set aside in full, the amount of the deficiency shall be set aside but without interest, before any dividend shall be paid or declared, or any distribution made on any junior shares or any junior shares shall be purchased, redeemed, or otherwise acquired by the Company, or any monies shall be paid to or set aside for by the Company, or any monies shall be paid to or set side for the purchase or redemption of any junior shares. Notwithstanding the foregoing, the Company may at any time (1) pay dividends in junior shares or (2) purchase, redeem or otherwise acquire junior shares in exchange for, or out of the proceeds from the current sale of, other junior shares. As used herein the term "junior shares" shall mean Common Stock or any other shares ranking junior to the 8.76% Preferred Stock either as to dividends upon liquidation, dissolution or winding up. Monies in the Sinking Fund shall be applied (and disbursed) on such December 27 to redemption of the shares of the 8.76% Preferred Stock. The Company shall, prior to each such Sinking Fund redemption, give notice of redemption, as specified in subsection (a) of this Section 6, of such number of shares of the 8.76% Preferred Stock as may be required to satisfy the Sinking Fund."

     (i) Article XI, Section 6 is hereby amended by adding a subsection (c) to read as follows:

         "(c) In addition, the Company shall have the right, at its option, to redeem at the Sinking Fund Redemption Price on December 27, 1995 and on any December 27 thereafter an additional number of shares of the 8.76% Preferred Stock up to but not exceeding 15,000 shares, provided, however, that the aggregate number of shares of the 8.76% Preferred Stock which may be redeemed pursuant to this Section 6(c) may not exceed 30,000 shares. Notice of any such redemption shall be as specified in subsection (a) of this Section 6. These rights shall not be cumulative and shall be lost to the extent not exercised. Any redemption of shares of the 8.76% Preferred Stock pursuant to this
         Section 6(c) shall not operate to reduce the number of shares which the Company is obligated to redeem pursuant to Section 6(b)."

     (j) Article XI, Section 6 is hereby amended by adding a subsection (d) to read as follows:

         "(d) At all times that dividends on the 8.76% Preferred Stock are payable pursuant to these By-Laws, the Company will treat the 8.76% Preferred Stock as stock and not as indebtedness and will treat the dividends paid with respect to the 8.76% Preferred Stock as dividends (within the meaning of Section 316 of the Internal Revenue Code of 1986 as amended (the "Code")) to the maximum extent permitted under the Code."

     (k) Article XI, Section 6 is hereby amended by adding a subsection (e) to read as follows:

         "(e) At all times that dividends on the 8.76% Preferred Stock are payable pursuant to these By-laws, the Company will not:

                  "(1) take any action which would require or permit the Company to treat the dividends paid with respect to the 8.76% Preferred Stock as interest for any purpose or to treat the 8.76% Preferred Stock as indebtedness for any purpose;

                  "(2) exercise any option or election that may at any time be available under the Code or otherwise to deduct all or part of the dividends paid with respect to the 8.76% Preferred Stock if so doing would reduce the after-Federal income tax yield per annum on such dividends to any corporate holder of the 8.76% Preferred Stock;

                  "(3)  change  its  place  of   incorporation,   by  merger  or
         otherwise, to a jurisdiction other than the District of Columbia or one of the 50 states of the United States; or

                  "4) otherwise take any action which would cause the Dividend-Received Deduction contained in Section 243 of the Code to cease to be available with regard to dividends paid with respect to the

         8.76% Preferred Stock to a corporate holder of 8.76% Preferred Stock otherwise eligible to claim the Dividend-Received Deduction."

     (l) Article XI, Section 6 is hereby amended by adding a subsection (f) to read as follows:

         "(f) In the event that the Company shall fail to take the action required in subsection (d) of this Section 6, or shall take any of the actions referred to in subsection (e) of this Section 6, then the Company will pay to each corporate holder of 8.76% Preferred Stock, in addition to all dividends required to be paid on the 8.76% Preferred Stock, such amount as is necessary so that the after-Federal income tax yield per annum from dividends and such additional payments on the 8.76% Preferred Stock is 7.8665% (or 7.5538% in the case of a corporate holder subject to Section 832(b) of the Code) to such corporate holder at a Federal income tax rate equal to 34%. Payments pursuant to the preceding sentence shall be made to the extent necessary with respect to any and all dividends on the 8.76% Preferred Stock (whether such dividends are paid before, at the same time as or after the action or failure to act); provided, that no such payments pursuant to this subsection (f) shall be made to any particular corporate holder until such corporate holder has provided the Company with a written notice specifying (1) that such holder requires indemnification under this subsection (f), (2) the amount to be paid by the Company to such holder, and (3) supporting calculations and that in the event that a corporate holder makes a written demand for indemnification pursuant to this subsection (f), the Company shall thereafter, on each date subsequent to the date of the action or failure to act giving rise to such demand on which dividends are paid on the 8.76% Preferred Stock, in addition to such dividends, pay to such holder the amount set forth in the demand for indemnification previously furnished to the Company until such time as such holder furnishes written notice, including supporting calculations, to the Company that indemnification is required, whether pursuant to this subsection, subsection (h) or otherwise, at a greater or lesser rate."

     (m) Article XI, Section 6 is hereby amended by adding a subsection (g) to read as follows:

         "(g) If the Company shall pay a dividend in respect of the 8.76% Preferred Stock which constitutes, in whole or in part, a return of
         capital  for  Federal   income  tax   purposes  not  eligible  for  the
         Dividend-Received Deduction, then the Company will pay to each corporate holder of 8.76% Preferred Stock, in addition to all dividends required to be paid on the 8.76% Preferred Stock, an amount (the "Indemnity Amount") as is necessary so that the after-Federal income tax yield per annum from such non-qualifying dividends and such additional payments on the 8.76% Preferred Stock is 7.8665% (or 7.5538% in the case of a corporate holder subject to Section 832(b) of the
         Code). For the purposes of calculating the Indemnity Amount it will be assumed that each corporate holder is subject to, and pays, Federal income tax at the highest marginal rate in the case of "ordinary income" and the highest marginal rate in the case of long-term "capital gains," in the year in which the Indemnity Amount is paid; provided, that no such Indemnity Amount shall be paid to any particular corporate holder until the earlier of (1) the time of the sale, exchange or redemption (including a sinking fund purchase or redemption) of the 8.76% Preferred Stock, or (2) the time additional Federal income taxes, including estimated taxes, resulting from the payment of dividends on the 8.76% Preferred Stock in any calendar year which constitute, in whole or in part, a return of capital for Federal income tax purposes not eligible for the Dividend-Received Deduction, are paid or would have been paid if the corporate holder were liable for Federal income tax; provided, further, that in the case of a sale or exchange of the 8.76% Preferred Stock, such Indemnity Amount shall be paid at the later of 1) fourteen (14) days after notice of such sale or exchange is given to the Company by such corporate holder, or (2) the occurrence of such sale or exchange; and provided, further, that if such Indemnity Amount cannot be determined at the time of the sale, exchange or redemption (i.e., the sale, exchange or redemption of the 8.76% Preferred Stock are, in whole or in part, a return of capital) then the Company shall pay such Indemnity Amount at the earlier of (1) forty-five (45) days after the end of the calendar year, or (2) the time when the Indemnity Amount can be determined."

     (n) Article XI, Section 6 is hereby amended by adding a subsection (h) to read as follows:

         "(h) In the event that, after December 27, 1989, Federal legislation is enacted (whether in the form of an amendment of the Code or otherwise) which (whether by the terms of such legislation or by U.S. Treasury regulations promulgated thereunder or a ruling published by the Internal Revenue Service) (1) causes or makes any corporate holder of 8.76% Preferred Stock ineligible to claim the Dividend-Received Deduction in connection with dividends paid on the 8.76% Preferred Stock or (2) reduces the effective rate, either directly or indirectly (such as by taking into account any proration required by Section 832(b) of the Code), of the Dividend-Received Deduction which any corporate holder of 8.76% Preferred Stock may claim in connection with dividends paid on the 8.76% Preferred Stock, the Company will pay to each such corporate holder, in addition to all dividends required to be paid on the 8.76% Preferred Stock, such amount as is necessary so that the after-Federal income tax yield per annum from dividends and such additional payments on the 8.76% Preferred Stock is 7.8665% (or 7.5538% in the case of a corporate holder subject to Section 832(b) of the
         Code) to such corporate holder based on an assumed Federal income tax rate of 34%. Payments pursuant to the preceding sentence shall be made to the extent necessary with respect to any and all dividends on the 8.76% Preferred Stock (whether such dividends are paid before, at the same time as or after the enactment of such legislation or the issuance of such regulations or ruling); provided, that no such payments shall be made to any particular corporate holder until such holder has provided the Company with a written notice, at any time subsequent to the effective date of such legislation, regulations or ruling, as the case may be, specifying (i) that such holder requires indemnification from the Company for the amount of loss incurred by the holder due to such legislation, regulations or ruling, as the case may be, (ii) the amount to be paid by the Company to such holder so that the after-Federal income tax yield per annum from dividends and such additional payments on the 8.76% Preferred Stock is 7.8665% (or 7.5538% in the case of a corporate holder subject to Section 832(b) of the
         Code) to such corporate holder based on an assumed Federal income tax rate of 34% and (iii) supporting calculations. In the event that a corporate holder makes a written demand for indemnification pursuant hereto, the Company shall thereafter, on each date subsequent to the effective date of such legislation, regulations or ruling, as the case may be, on which dividends are paid on the 8.76% Preferred Stock, in addition to such dividends, pay to such holder the amount set forth in the demand for indemnification previously furnished to the Company until such time as such holder furnishes written notice, including supporting calculations, to the Company that indemnification is required, whether pursuant to this subsection (h), subsection (f) or otherwise, at a greater or lesser rate. In the event that further legislation, U.S. Treasury regulations or rulings published by the Internal Revenue Service, if any, further limit the eligibility to claim the Dividend-Received Deduction in connection with dividends paid with respect to the 8.76% Preferred Stock by any corporate holder thereof or further reduce the effective rate of the Dividend-Received Deduction which any corporate holder of 8.76% Preferred Stock may claim in connection with dividends paid on the 8.76% Preferred Stock, then any such corporate holder may deliver another notice pursuant to this subsection (h) requesting a new payment amount."

     (o) Article XI, Section 6 is hereby amended by adding a subsection (i) to read as follows:

         "(i) In the event that the Company shall become obligated to make a payment to any holder of 8.76% Preferred Stock pursuant to subsection
         (h) of this Section 6, then the Company shall have the right at its option within 30 days after receipt of notice from any holder seeking indemnification pursuant to subsection (h) (but not at a time thereafter that the Company is no longer obligated to make such a payment), to purchase all or a portion of the 8.76% Preferred Stock held by such holder at $100 per share plus accrued dividends to the date of purchase; provided, that, the Company shall have no obligation to make a payment pursuant to subsection (h) and shall have no right to purchase the 8.76% Preferred Stock of a holder pursuant to this subsection (i) if such holder waives the Company's obligation to make payment pursuant to subsection (h) within 60 days after receipt of the Company's notice exercising its right to purchase 8.76% Preferred Stock pursuant to this subsection (i); and provided, further, that if the Company becomes obligated (and such obligation has not been waived) to make payments pursuant to such subsection (h) to holders of 50% or more of then outstanding 8.76% Preferred Stock, the Company shall be entitled to so purchase all, but not part, of the then outstanding 8.76% Preferred Stock; and provided, further, that in no event shall the Company be relieved of its obligation to make any payment required under subsection (h) with respect to any dividends payable, prior to the actual date of purchase by the Company of 8.76% Preferred Stock, to any corporate holder whose 8.76% Preferred Stock is purchased by the Company pursuant to this Section 6."

     (p) Article XI, Section 6 is hereby amended by adding a subsection (j) to read as follows:

         "(j) In calculating the payments to be made to a corporate holder under subsections (f), (g) or (h), such holder shall take into account any and all payments (including, without limitation, taxes, interest and penalties) that such holder is required to make as a result of the event or events that resulted in the demand for indemnification pursuant to such subsections. All amounts payable under subsections
         (f), (g) and (h) of this Section 6 shall be considered contract claims taxable as ordinary income not eligible for the Dividend-Received Deduction."

     (q) Article XI, section 6 is hereby amended by adding a subsection (k) to read as follows:

         "(k) In computing "after-Federal income tax yield" to any corporate holder of 8.76% Preferred Stock in any particular taxable year from dividends paid with respect to the 8.76% Preferred Stock for purposes of this Section 6, (1) only Federal income taxes shall be considered,
         (2) the effective rate of the Dividend-Received Deduction available to a corporate holder of 8.76% Preferred Stock in any particular taxable year shall be determined by taking into account any applicable provision of the Code (including, without limitation, section 832(b)) that reduces or enlarges the amount of any other deduction, exclusion or adjustment that would otherwise be available to such holder for such taxable year, if such reduction or enlargement is required to be made because such holder is entitled to the benefits of the Dividend-Received Deduction and by taking into account any reduction or enlargement in the effective rate of the Dividend-Received Deduction required to be made because such holder or any income or loss of such holder is subject to any applicable provision of the Code other than
         Section 234 (a)(1), (3) except to the extent provided in clause (2) above, the Dividend-Received Deduction of the 1990 calendar year shall be deemed to be 70%, (4) for the purposes of subsection (j) the maximum marginal rate applicable to dividends received by corporations in the first full taxable year in which the 8.76% Preferred Stock is issued and outstanding shall be deemed to be 34%, (5) except to the extent required by the provisions of clause (2) above, the dividends paid with respect to the 8.76% Preferred Stock to a corporate holder thereof in such particular taxable year shall be deemed to be the only item of income for such particular taxable year of such holder, (6) the Dividend-Received Deduction, if actually available (disregarding any disallowance pursuant to Code Section 246A) to such holder for such particular taxable year, and only to the extent actually available to such holder for such particular taxable year, as detailed in clause (2) above, shall be deemed to be the only deduction or exclusion available to such holder, except as otherwise provided in clause (2) above, and
         (7) for the purposes of subsection (j) the rate of Federal income tax imposed with respect to the receipt of ordinary income (i.e., contract claims) shall be deemed to be the maximum marginal rate applicable to ordinary income received by corporations in such particular taxable year. In the case of a holder of 8.76% Preferred Stock who did not own any 8.76% Preferred Stock for the 1990 calendar year, the computation shall be made as though such holder has owned 8.76% Preferred Stock in such taxable year."

     (r) Article XI, Section 6 is hereby amended by adding a subsection (1) to read as follows:

         "(1) Any references to the after-Federal income tax yield per annum referred to in this Section 6 shall be adjusted in accordance with subsection (o) of this Section 6."

     (s) Article XI, Section 6 is hereby amended by adding a subsection (m) to read as follows:

         "(m) As referred to in Note 5 to the Company's financial statements included in its Quarterly Report on Form 10-Q for the quarter ended September 30, 1989, an adjustment in the Federal income tax liability of the Company has been proposed by the Internal Revenue Service. Such proposed adjustment relates to the Company's Federal income tax treatment of certain issues which relate to the Company's ownership and subsequent sale of its interest in the Seabrook project and the Company's abandonment of Seabrook Unit 2."

     (t) Article XI, Section 6 is hereby amended by adding a subsection (n) to read as follows:

         "(n) In the event that, as a result of the proposed adjustment asserted in the Internal Revenue Service Audit described in subsection (m) above,

          "(1) the Company shall reduce or be required by generally accepted accounting principles, the Federal Energy Regulatory Commission or the Maine Public Utilities Commission to reduce its Retained Earnings in the cumulative amount, including tax liability, interest and penalties, of $15 million or more; and

          "(2) during the twelve-month period subsequent to the reduction or required reduction in Retained Earnings referred to in subsection
               (n)(1) above, the holders of the 8.76% Preferred Stock shall not have received written notification, addressed to them and dated after the date of the reduction or required reduction in Retained Earnings referred to in subsection (n)(1) above, from either Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Corporation ("S&P") that the 8.76% Preferred Stock has a rating of at least "baa3" from Moody's or "BBB-" from S&P; and

          "(3) any holder provides written notice to the Company, within 30 days after the beginning of each of the fifth through twelfth quarters following the reduction in Retained Earnings or requirement to reduce Retained Earnings referred to in subsection (n)(1) above, that it elects to receive an increased dividend rate on the 8.76% Preferred Stock held by it pursuant to this subsection (n);

         then commencing at the beginning of the first quarter during which the notice referred to in subsection (n)(3) above is provided, the dividend rate payable on such 8.76% Preferred Stock for that quarter and each subsequent quarter shall increase by 50 basis points per quarter to a maximum increase of 300 basis points (an 11.76% dividend rate per annum); provided, that so long as the Company is obligated to pay an increased dividend rate pursuant to this subsection (n), the Company shall have the right at its option to purchase, upon 30 days' written notice to each holder of 8.76% Preferred Stock as to which notice referred to in subsection (n)(3) above has been given, all, but not part, of such 8.76% Preferred Stock held by such holder at $100 per share plus accrued dividends to the date of purchase; provided, further, that under no circumstances shall the Company be relieved of its obligation to pay an increased dividend pursuant to this subsection
         (n) prior to the actual date of purchase by the Company of the 8.76% Preferred Stock; and provided, further, that if subsequent to the receipt of the notice referred to in subsection (n)(3) above, the Company shall receive notification from Moody's or S&P that the 8.76% Preferred Stock has a rating of at least "baa3" from Moody's or "BBB-" from S&P, then (i) the Company shall give notice to each holder of 8.76% Preferred Stock entitled to an increased dividend rate pursuant to this subsection (n) that, commencing with the beginning of the quarter following the mailing of such notification, the dividend rate payable on such 8.76% Preferred Stock shall be reduced to 8.76% per annum, and (ii) the Company shall have no further right to purchase the 8.76% Preferred Stock pursuant to this subsection (n)."

     (u) Article XI, Section 6 is hereby amended by adding a subsection (o) to read as follows:

         "(o) So long as the Company is required to pay any holder of 8.76% Preferred Stock an increased dividend rate pursuant to subsection (n), the after-Federal income tax yield applicable to any payments to be made pursuant to subsections (f), (g) and (h) of this Section 6 shall be increased as follows:

                                             After-Federal
          Increase in      After-Federal    Income Tax Yield
         Dividend Rate     Income Tax       to Holder Subject
         (Basis Points)       Yield         to Section 832(b)
         ---------------   -------------    -----------------

               50             8.3155             7.9849
              100             8.7645             8.4161
              150             9.2135             8.8472
              200             9.6625             9.2784
              250            10.1115             9.7095
              300            10.5605            10.1407"

     FURTHER RESOLVED that any and all requirements of prior notice of proposed amendments or alterations of the By-Laws, including the notice requirements contained in Article XII, Section 2 of the By-Laws, are hereby waived, and that the foregoing amendments to the By-Laws are adopted effective as of the date hereof without further action of the Board of Directors; and

     FURTHER RESOLVED that the appropriate officers of the Company and each of them be and they are hereby are authorized and directed to prepare, execute and file with the Secretary of State of the State of Maine, a Statement of

Resolution Establishing Series of Shares in accordance with 13-A M.R.S.A. 503 incorporating the relative rights and preferences of the 8.76% Preferred Stock set forth in Article XI of the By-Laws of the Company as hereinbefore amended and including such other information as may be required by applicable law, rule or regulation; and

     FURTHER RESOLVED that the form of proposed agreement (draft of December 14, 1989) presented to the Board of Directors for the sale of the 8.76% Preferred Stock to the purchaser named therein is hereby approved; that the Chairman of the Board and Chief Executive Officer, the President and Chief Operating Officer, the Treasurer, or any Vice President of the Company or any of them be and each of them is hereby authorized to execute the same in substantially the form presented as aforesaid with such changes as the officer executing the same may approve acting under the advice of counsel for the Company, and that the execution and delivery of said agreement shall be conclusive evidence of such approval; and

     FURTHER RESOLVED that the form of certificate for the 8.76% Preferred Stock as presented to the Board of Directors is hereby approved; that the Chairman of the Board and Chief Executive Officer, the President and Chief Operating Officer, the Treasurer, or any Vice President of the Company or any of them be and each of them is hereby authorized to issue a certificate or certificates in substantially the form presented as aforesaid; and

     FURTHER RESOLVED that all the powers and duties of Fleet Bank of Maine, as Transfer Agent and Registrar for the shares of Preferred Stock of the Company (the "Transfer Agent and Registrar") are hereby extended upon the same terms and conditions to cover the transfer and registration of the 8.76% Preferred Stock; and that the proper officers of the Company be, and each of them hereby is, authorized and directed to give the Transfer Agent and Registrar such instructions as may be appropriate to effect the issuance and sale of the 8.76% Preferred Stock; and

     FURTHER RESOLVED that the Chairman of the Board and Chief Executive Officer, the President and Chief Operating Officer, the Treasurer, or any Vice President of the Company or any of them be and each of them is hereby authorized in the name of and on behalf of the Company to pay to the Transfer Agent and Registrar all proper fees and charges arising out of or in connection with the performance by it of its duties in connection with the Shares, and to pay any and all expenses and fees arising in connection with the issuance and sale of the 8.76% Preferred Stock; and

     FURTHER RESOLVED that the appropriate officers of the Company and each of them be and they hereby are authorized and directed to make, sign, execute, verify, acknowledge and deliver, or cause to be made, signed, executed, verified, acknowledged and delivered, any and all such orders, certificates, directions, requests and other appropriate instruments and to do all such acts and things as may be reasonably be required from time to time hereafter to give effect to the foregoing votes, or any of them, or to otherwise effect the issuance and sale of the 8.76% Preferred Stock.

For use by the
Secretary of State

                               STATE OF MAINE               MAINE
File No. 19240001D         ARTICLES OF AMENDMENT     SECRETARY OF STATE
Fee Paid $11,250-$35       (Amendment by Share-              FILED
C.B.     -------             holders Voting as            June 5, 1992
Date:    6-9-92             Separate Class) OF               Agent
                               BANGOR HYDRO-
                             ELECTRIC COMPANY
                       a Quasi-Public Corporation

Pursuant to 13-A MRSA 805 and 807, the undersigned corporation adopts these Articles of Amendment.

     FIRST: As set out in detail in "THIRD", one or more classes of shares of the corporation were entitled to vote on the following amendment as a separate class.

     SECOND: The amendment to the Articles of Incorporation of the corporation set out in Exhibit A attached hereto was adopted by the shareholders thereof at a meeting legally called and held on May 20, 1992.

     THIRD: On said date, the number of shares of each class outstanding and entitled to vote on such amendment (whether or not entitled to vote as a separate class), the manner in which each such class was entitled to vote
(whether or not as a separate class), and the number of shares voted for and against said amendment, respectively, were as follows:

Designation of       Manner        No. of Shares
Each Class           In Which      Outstanding
However Entitled     Entitled      And Entitled        Voted       Voted
   to vote           To Vote       To Vote             For         Against
-----------------    ---------     -------------       ------      --------
Common               As a Class       5,370,684       3,110,728     545,539
$5 par value

Preferred Stock,     As a Class          197,340*        173,031         374
    $100 par value                   -----------       ---------   ---------

         Total of All Classes          5,568,024       3,283,759     545,913
                                       =========       =========   =========

     FOURTH: If such amendment provides for exchange, reclassification or cancellation of issued shares the manner in which the same shall be effected is contained in Exhibit B attached hereto, if it is not set forth in the amendment itself.

     *FIFTH: If such amendment effects a change in the number or par values of authorized shares the number of shares which the corporation has authority to issue after giving effect to such amendment is as follows:

                   Series           Number           Par Value
Class             (If any)          of Shares        (If any)
-----             --------          ---------        ---------

Common              N/A             7,500,000          $  5

Preferred                             400,000           100


     The aggregate par value of all such shares (of all classes and series) having par value is $77,500,000.

     The total number of all such shares (of all classes and series) without par value is -0- shares.

     SIXTH: The address of the registered office of the corporation in the State of Maine is 33 State Street, PO Box 932, Bangor, Maine 04401.

Dated: June 3, 1992


Legibly print or           Bangor Hydro-Electric Company
type name and                 (name of corporation)
capacity of all            By \ss\ Frederick S. Samp
signers                         Frederick S. Samp, Clerk


I certify that I have custody of the minutes showing the above action by the shareholders.

\ss\ Frederick S. Samp
Frederick S. Samp, Clerk

NOTE: Shares may be entitled to vote as a separate class for any of the reasons stated in 806, or if so provided in the Articles. For vote necessary for adoption, see 805.

------------------------------------
 * To be completed only if Exhibit A or B do not give this required information.

** The name of the corporation should be typed, and the document must be signed by (1) Clerk or (2) by the President of a vice-president and by the Secretary or an assistant secretary or such other officer as the bylaws may designate as a second certifying officer or (3) if there are no such officers, then by a majority of the Directors or by such Directors as may be designated by majority of Directors then in office or (4) if there are not such Directors, then by the holders, or such of them as may be designated by the holders, of record of a majority of all outstanding shares entitled to vote thereon or (5) by the holders of all of the outstanding shares of the corporation.

FORM NO. MBCA-9A

                          BANGOR HYDRO-ELECTRIC COMPANY

             EXHIBIT A TO ARTICLES OF AMENDMENT DATED JUNE 3, 1992


         RESOLVED that the Articles of Incorporation of the Company, as amended to date, be further amended to increase the Company's authorized capital stock by $15,000,000, such increase to be represented by 150,000 shares of Preferred Stock of the par value of $100 each, so that the total amount of authorized capital stock of the Company will be $77,500,000 represented by 400,000 shares of Preferred Stock of the par value of $100 each and 7,500,000 shares of Common Stock of the par value of $5 each.

Filing Fee (See Sec. 1-01)                This Space for Use By
For Use by The                              Secretary of State
Secretary of State

                           STATE OF MAINE
File No. _______         ARTICLES OF AMENDMENT
Fee Paid _______          (Amendment by Share-
C.B.     _______            holders Voting as
Date:    _______          Separate Class) OF
                            BANGOR HYDRO-
                         ELECTRIC COMPANY
                       a Quasi-Public Corporation

Pursuant to 13-A MRSA Section 805 and 807, the undersigned corporation adopts these Articles of Amendment.

     FIRST: As set out in detail in "THIRD", one or more classes of shares of the corporation were entitled to vote on the following amendment as a separate class.

     SECOND: The amendment to the Articles of Incorporation of the corporation set out in Exhibit A attached hereto was adopted by the shareholders thereof at a meeting legally called and held on May 18 and June 16, 1994.

     THIRD: On said date, the number of shares of each class outstanding and entitled to vote on such amendment (whether or not entitled to vote as a separate class), the manner in which each such class was entitled to vote
(whether or not as a separate class), and the number of shares voted for and against said amendment, respectively, were as follows:

Designation of       Manner        No. of Shares
Each Class           In Which      Outstanding
However Entitled     Entitled      And Entitled        Voted       Voted
   to vote           To Vote       To Vote             For         Against
-----------------    ---------     -------------       ------      --------
ON COMMON STOCK
Common Stock

$5 par value         As a Class      6,245,174       4,459,161     474,723
Preferred stock
$100 par value       As a Class         47,340          34,193       2,608
                                     ---------       ---------     -------
Total of all                         6,292,514       4,493,354     477,331

ON PREFERRED STOCK
Common Stock

$5 par value         As a Class      6,245,174       3,409,615     651,515
Preferred Stock
$100 par value                         197,340*        163,962       9,688
                                    ----------       ---------   ---------
         Total of All Classes        6,442,514       3,573,577     661,203

* Includes 150,000 shares with no general voting power.

     FOURTH: If such amendment provides for exchange, reclassification or cancellation of issued shares the manner in which the same shall be effected is contained in Exhibit B attached hereto, if it is not set forth in the amendment itself.

     *FIFTH: If such amendment effects a change in the number or par values of authorized shares the number of shares which the corporation has authority to issue after giving effect to such amendment, is as follows:

                    Series           Number           Par Value
Class             (If any)          of Shares          (If any)
-----             --------          ---------         ---------

Common Stock

$5 par value        N/A             10,000,000          $  5

Preferred Stock

$100 par value      As determined      600,000          $100
                    by Board of
                    Directors

     The aggregate par value of all such shares (of all classes and series) having par value is $10,000,000.

     The total number of all such shares (of all classes and series) without par value is -0- shares.

     SIXTH: The address of the registered office of the corporation in the State of Maine is 33 State Street, PO Box 932, Bangor, Maine 04402-0932.

Dated:  August 11, 1994


Legibly print or           Bangor Hydro-Electric Company
type name and                   (name of corporation)
capacity of all            By \ss\ Frederick S. Samp
signers                         Frederick S. Samp, Clerk
13-A MRSA Section 104.     By --------------------------


I certify that I have custody of the minutes showing the above action by the shareholders.

\ss\ Frederick S. Samp

NOTE: Shares may be entitled to vote as a separate class for any of the reasons stated in Section 806, or if so provided in the Articles. For vote necessary for adoption, see Section 805.

 * To be completed only if Exhibit A or B do not give this required information.

** The name of the corporation should be typed, and the document must be signed by (1) Clerk or (2) by the President or a vice-president and by the Secretary or an assistant secretary or such other officer as the bylaws may designate as a second certifying officer or (3) if there are no such officers, then by a majority of the directors or by such directors as may be designated by majority of directors then in office or (4) if there are no such directors, then by the holders, or such of them as may be designated by the holders, of record of a majority of all outstanding shares entitled to vote thereon or (5) by the holders of all of the outstanding shares of the corporation.

FORM NO. MBCA-9A

                          BANGOR HYDRO-ELECTRIC COMPANY

             EXHIBIT A TO ARTICLES OF AMENDMENT DATED JULY 1, 1994


         RESOLVED that the Articles of Incorporation of the Company, as amended to date, be further amended to increase the Company's authorized capital stock by $32,500,000, such increase to be represented by 200,000 shares of Preferred Stock of the par value of $100 each, and 2,500,000 shares of common stock of the par value of $5 each, so that the total amount of authorized capital stock of the Company will be $110,000,000 represented by 600,000 shares of Preferred Stock of the par value of $100 each and 10,000,000 shares of Common Stock of the par value of $5 each.